------------------------------------
Smith Barney High Income and
Putnam Diversified Income Portfolios
------------------------------------

Dear Shareholder:

We are pleased to provide the semi-annual report for the Travelers Series Fund Inc.-Smith Barney High Income and Putnam Diversified Income Portfolios ("Portfolio(s)") for the period ended April 30, 1997. For your convenience, we have summarized the period's prevailing economic and market conditions and outlined each Portfolio's investment strategy. A detailed summary of performance and current holdings can be found in the appropriate sections that follow.

Portfolio Highlights
Smith Barney High Income Portfolio

The Smith Barney High Income Portfolio generated a total return based on net asset value of 5.80% for the six months ended April 30, 1997 and 12.00% based on net asset value for the twelve months ended April 30, 1997. This compares to its Lipper Analytical Services, Inc. six-month peer group average of 4.13% and one-year peer group average of 10.34%, respectively. (Lipper Analytical Services Inc., is a major mutual fund performance tracking organization.)

After a rather difficult three quarters in 1996, the fixed income markets began to rally in the fourth quarter of 1996, with strong performance gains by investment grade bonds and U.S. Treasury bonds. An apparent slowdown in U.S. economic growth over the fourth quarter of 1996, combined with favorable inflation data, helped to bolster the domestic fixed income markets. The bond market rally was also fueled by the Federal Reserve Board's ("Fed") decision to remain on the sidelines and not raise interest rates. However, since early December, renewed inflation fears caused interest rates to rise. In retrospect, fourth quarter economic growth was relatively strong, but the overall rate of inflation remained well behaved.

In the first quarter of 1997 the U.S. economy has remained strong with only a modest upturn in inflation. However, the Fed Chairman Alan Greenspan voiced concern over continued strong economic growth in the first quarter and the potential for higher inflation if the economy were to further strengthen in the first quarter of 1997. Consequently, the Fed raised short-term interest rates by a modest 0.25% (25 basis points) in March to slow down economic growth and prevent any increase in inflationary pressures over the upcoming months. In the opinion of the manager, the Fed Chairman's public comments and subsequent actions caused a widespread sell-off in both the equity and bond markets that began earlier this year. Despite Greenspan's concerns over potentially higher inflation, many government reports indicated that inflation had remained well contained during the first three months of 1997.

Over the past year, the high yield bond market generally outperformed the more interest-rate sensitive, longer-maturity Treasury and investment grade bond markets. Specifically, the better quality issues (BB/Ba and B/B rated) turned in the strongest performance since these issues tend to be less vulnerable to a market volatility than lower-quality issues. Since the lower-quality high-yield issues tend to trade more closely with the stock market, the lower-quality issues could underperform the better quality issues, especially if the equity market trades downward. However, because of the Portfolio's relatively conservative investment philosophy, the manager tends to avoid these lower-quality high-yield issues, which helped the Portfolio's relative performance.

The manager also expects increased market volatility to continue over the near term. While he believes the Fed will probably raise short-term interest rates further during 1997, he still expects the economy to grow moderately over the near future with no serious threat of either an increase in inflation or an economic recession. In addition, the manager remains convinced the Fed can successfully engineer an economic slowdown and effectively keep inflation under control. Nevertheless, issue selectivity has become even more important when seeking investment ideas given the fact the high yield bond market is fully valued and the uncertainty over the future direction of the U.S. economy and Fed monetary policy.

While the manager's near-term outlook for the high yield bond market is cautious, he remains optimistic about the market's total return prospects in the second half of 1997. In a moderately growing economy, stronger high yield companies should perform well. These companies tend to be in industries that continue to benefit from new technology.

The High Income Portfolio's manager has found many attractive growth opportunities in the telecommunications, media, cable TV and oil and natural gas industries, and the Portfolio is overweighted in these areas. Some of the issues that the manager continues to favor include Time Warner Inc. (entertainment and media), Brooks Fiber (alternate local telecommunications provider), Teleport Communications Group (telecommunications), and Parker Drilling Company (international contract drilling). All of these companies continue to generate improving results either through increased market share, improved internal cost controls, or a combination of both.

During the past year, the manager sold his investments in Harvard Industries, Inc. (automotive components), Moblemedia (telecommunications), Metrocall, Inc. (telecommunications), and Mobile Telecommunications Technologies Corp. (wireless messaging), because of their deteriorating results.

Putnam Diversified Income Portfolio

For the six months ended April 30, 1997, the Putnam Diversified Income Portfolio had a total return of 1.21%. In comparison, the Portfolio's Lipper Analytical Services, Inc. peer group returned an average of 1.78% for the same period. During the period covered by this report, the Portfolio has continued to achieve its investment objectives of seeking high current income with capital preservation by investing in U.S. government securities, high-yield bonds and international fixed-income securities.

For most of the first half of the reporting period, the U.S. financial markets enjoyed a continuing trend of steady growth, falling interest rates and low inflation. In March of 1997, however, the tables turned. In the midst of a sharply declining U.S. stock market, the Fed raised the Federal funds rate by a quarter percentage point in what appeared to be the first in a series of interest-rate increases. (The Federal funds rate is the interest rate banks charge each other for overnight loans and is a closely watched indicator of the direction of the interest rates).

Both the stock market correction and the fed funds rate increase -- a much-anticipated preemptive move by the Fed to help keep inflationary pressures in check -- were viewed as necessary events in a U.S. economy that may have been overheating. Fortunately, the Portfolio was strategically positioned in anticipation of these events. Expecting these changing conditions, the managers began to adjust allocations in February, taking a more defensive position in U.S. government bonds and trimming back exposure to high-yield bonds. (High-yield bonds tend to mirror the direction of the stock market, and so this decision enabled the managers to help cushion the Portfolio against the expected stock market correction.) Meanwhile, the Portfolio's holdings in international bonds, specifically its investments in select European countries, generally produced attractive results throughout most of the reporting period.

In addition, the Portfolio's high-yield bond holdings made a handsome contribution to its performance the past six months. Because the managers began reducing the Portfolio's high-yield bond exposure before the stock market correction began, they were able to realize gains on most sales. Among the period's strongest performers in this area were bonds of competitive local exchange carriers, or CLECs -- smaller telephone companies that compete with the large telephone providers such as the Bell operating companies, within local markets. CLECs benefited substantially from the Telecommunications Act of 1996 that allowed them to enter local markets on a much wider basis. Also contributing to the Portfolio's performance were the bonds of select foreign cellular phone companies that are profiting from the ever-increasing numbers of consumers who are using cellular phones as a replacement for traditional wireline telephones.

The Portfolio's U.S. government sector consists primarily of mortgage-backed securities and U.S. Treasuries in various proportions. Throughout the period under review, the managers have maintained a relatively heavy weighting in mortgage-backed securities that have been offering high yields and, in the opinion of the managers, mortgage-backed securities should continue to offer greater price appreciation potential than U.S. Treasuries going forward.

The Portfolio's international bond sector benefited from its holdings in high-yielding markets in Europe such as Italy, Spain and Sweden. Because of their attractive yield potential, the Portfolio's managers focused on bonds in these peripheral countries rather than core European countries. These countries had been making significant efforts to rein in their fiscal budgets in order to gain acceptance into the European Monetary Union ("EMU"). As a result of these efforts, Italy, Spain and Sweden have made significant reductions in their inflation rates and that resulted in lower bond yields. As yields declined, the prices of these bonds rose.

Towards the middle of the reporting period, the managers began to reduce the Portfolio's exposure in these peripheral European countries, taking profits and shifting its focus towards core European markets such as Germany and France. They are pleased to report that this repositioning was successful as these countries delivered strong performance of late. On the other hand, the Portfolio's low exposure to Japanese bonds had a negative impact on its performance as the reporting period drew to a close as Japanese bonds began to rally.

In bond markets around the world, the managers of the Putnam Diversified Income Portfolio expect a modest acceleration in economic growth with low inflation for the remainder of 1997. In the United States, they anticipate that concerns about possibly higher inflation may result in a series of interest-rate increases in the months ahead. In closing, the managers believe that the Putnam Diversified Income Portfolio is positioned appropriately for this environment and its multi-sector allocation strategy should enable it to continue to take advantage of global bond market opportunities.

In closing, thank you for investing in the Smith Barney High Income and Putnam Diversified Income Portfolios. We look forward to continuing to help you achieve your financial goals.

Sincerely,


/s/ Heath B. McLendon


Heath B. McLendon
Chairman

May 23, 1997

================================================================================
                       Smith Barney High Income Portfolio
================================================================================
================================================================================
Historical Performance
================================================================================

                         Net Asset Value
                      --------------------
                      Beginning      End       Income    Capital Gain   Total
Period Ended          of Period  of Period    Dividends  Distributions Returns+
================================================================================
4/30/97                 $12.09     $12.06       $0.66       $0.06       5.80%++
--------------------------------------------------------------------------------
10/31/96                 11.26      12.09        0.50        0.00      12.17
--------------------------------------------------------------------------------
10/31/95                 10.07      11.26        0.22        0.00      14.30
--------------------------------------------------------------------------------
6/16/94*-10/31/94        10.00      10.07        0.00        0.00       0.70++
================================================================================
Total                                           $1.38       $0.06
================================================================================

================================================================================
                      Putnam Diversified Income Portfolio
================================================================================
================================================================================
Historical Performance
================================================================================

                         Net Asset Value
                      --------------------
                      Beginning      End       Income    Capital Gain   Total
Period Ended          of Period  of Period    Dividends  Distributions Returns+
================================================================================
4/30/97                 $11.99     $11.49       $0.56       $0.09       1.21%++
--------------------------------------------------------------------------------
10/31/96                 11.46      11.99        0.39        0.13       9.43
--------------------------------------------------------------------------------
10/31/95                 10.18      11.46        0.09        0.00      13.55
--------------------------------------------------------------------------------
6/16/94*-10/31/94        10.00      10.18        0.00        0.00       1.80++
================================================================================
Total                                           $1.04       $0.22
================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

================================================================================
Average Annual Total Return +
================================================================================

                                                       Smith Barney    Putnam
                                                           High      Diversified
                                                          Income       Income
                                                         Portfolio   Portfolio
================================================================================
Six Months Ended 4/30/97++                                  5.80%       1.21%
--------------------------------------------------------------------------------
Year Ended 4/30/97                                         12.00        7.30
--------------------------------------------------------------------------------
6/16/94* through 4/30/97                                   11.46        8.98
================================================================================

================================================================================
Cumulative Total Return +
================================================================================

                                                       Smith Barney    Putnam
                                                           High      Diversified
                                                          Income       Income
                                                         Portfolio   Portfolio
================================================================================
6/16/94* through 4/30/97                                    36.60%      28.04%
================================================================================

+    Assumes the reinvestment of all dividends and capital gains distributions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*    Commencement of operations.

================================================================================
Historical Performance (unaudited)
================================================================================
                  Growth of $10,000 Invested in Shares of the
                     Smith Barney High Income Portfolio vs.
                Salomon Brothers Intermediate High Yield Index+
--------------------------------------------------------------------------------
                            June 1994 -- April 1997

                                   [GRAPHIC]

                                                              Salomon Brothers
                           Smith Barney High                  Intermediate High
                           Income Portfolio                      Yield Index
                           ----------------                   -----------------
6/16/94                        $10,000                            $10,000
10/94                          $10,070                            $10,113
10/95                          $11,510                            $11,723
10/96                          $12,912                            $12,690
4/30/97                        $13,660                            $13,325


+ Hypothetical illustration of $10,000 invested in shares of the Smith Barney High Income Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through April 30, 1997. The Salomon Brothers Intermediate High Yield Index is comprised of 434 issues, both cash-pay and deferred interest bonds with a remaining maturity of at least seven years, but less than ten years. The bonds are all public, non-convertible issues with at least $50 million outstanding. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

================================================================================
Historical Performance (unaudited)
================================================================================
                   Growth of $10,000 Invested in Shares of the
            Putnam Diversified Income Portfolio vs. Lehman Brothers
                   Aggregate Bond Index and Salomon Brothers
                     Non-U.S. World Government Bond Index+
--------------------------------------------------------------------------------
                            June 1994 -- April 1997


                                   [GRAPHIC]

                                               Salomon Brothers                    Lehman Brothers
                Putnam Diversified              Non-U.S. World                        Aggregate
                Income Portfolio      Government Bond Index -- Unhedged              Bond Index
                ----------------      ---------------------                        ---------------
6/16/94             $10,000                       $10,000                              $10,000
10/94               $10,180                       $10,554                              $10,052
10/95               $11,560                       $12,155                              $11,626
10/96               $12,650                       $12,818                              $12,305
4/30/97             $12,804                       $13,400                              $12,515

+ Hypothetical illustration of $10,000 invested in shares of the Putnam Diversified Income Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through April 30, 1997. The Lehman Brothers Aggregate Bond Index is comprised of over 6,500 issues of U.S. Treasuries, Agencies, Corporate Bonds and Mortgage-Backed Securities. The Salomon Brothers Non-U.S. World Government Bond Index-- Unhedged is comprised of fixed rate bonds with a maturity of one year or longer, and at least $25 million outstanding. This index includes securities from 10 countries, providing a comprehensive measure of the total return performance of the domestic bond markets in each country included, as well as the ten combined countries. These indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

================================================================================
Schedules of Investments (unaudited)                              April 30, 1997
================================================================================

                       SMITH BARNEY HIGH INCOME PORTFOLIO

    FACE
   AMOUNT   RATING                   SECURITY                           VALUE
================================================================================
CORPORATE BONDS AND NOTES -- 84.9%
================================================================================
Aerospace/Defense -- 1.5%
$  500,000  Ba2*    Airplanes Pass Through Trust Corporate
                      Collateralized Mortgage Obligation,
                      Series D, 10.875% due 3/15/19                $     552,780
   350,000  B       Howmet Corp., Sr. Sub. Notes, 10.000%
                      due 12/1/03                                        378,000
   300,000  B       UNC Inc., Sr. Sub. Notes, 11.000% due 6/1/06         352,875

--------------------------------------------------------------------------------
                                                                       1,283,655
--------------------------------------------------------------------------------
Broadcasting -- 11.6%
   825,000  NR      Australis Holding Ltd., Sr. Discount Notes,
                      step bond to yield 15.000% due 11/1/02+            497,063
 1,000,000  NR      Australis Media Ltd. Sr. Discount Notes,
                      step bond to yield 12.574% due 5/15/03             600,000
                    Cablevision Systems Corp., Sr. Sub. Debentures:
   725,000  B          10.750% due 4/1/04                                748,563
   200,000  B          9.875% due 2/15/13                                193,750
   900,000  B2*     Comcast UK Cable, Sr. Unsecured Discount
                      Debentures, step bond to yield 11.184%
                      due 11/15/07                                       627,750
 1,000,000  B2*     Innova, Sr. Notes, 12.875% due 4/1/07+               982,500
   450,000  BBB-    Le Groupe Videotron, Sr. Notes, 10.625%
                      due 2/15/05                                        498,375
 1,050,000  B       Marcus Cable Capital Corp., Sr. Discount Notes,
                      step bond to yield 11.488% due 8/1/04              874,125
   150,000  BB      Multicanal SA, Notes, 10.500% due 2/1/07+            151,500
                    Rogers Cablesystems:
   375,000  BB+       Sr. Secured Second Priority Debentures,
                      10.000% due 12/1/07                                393,281
 1,000,000  BB-        Sr. Sub. Debentures, 11.000% due 12/1/15        1,060,000
   450,000  BB-     Rogers Communications, Inc., Debentures, 10.875%
                      due 4/15/04                                        472,500
   300,000  BBB     SCI Television Inc., Sr. Secured Notes,
                      11.000% due 6/30/05                                316,500
   400,000  B-      SFX Broadcasting, Sr. Sub. Notes, 10.750%
                      due 5/15/06                                        418,000
   300,000  Ba3*    TV Azteca, Sr. Notes, 10.500% due 2/15/07+           292,875
                    United International Holdings, Inc.:
   500,000  B-         Discount Notes, zero coupon bond to yield
                        12.000% due 11/15/99                             365,000
   750,000  B-         Sr. Discount Notes, zero coupon bond to
                        yield 12.634% due 11/15/99                       548,438
   800,000  B3*     United International Holdings Inc.,
                      Australia/Pacific, Sr. Discount Notes, step
                        bond to yield 14.000% due 5/15/06                416,000
   400,000  B+      Videotron Holdings PLC, Sr. Discount Notes,
                      step bond to yield 10.996% due 8/15/05             325,000
   700,000  B-      Wireless One Inc., Sr. Notes, 13.000%
                      due 10/15/03                                       462,875
--------------------------------------------------------------------------------
                                                                      10,244,095
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (unaudited)(continued)                   April 30, 1997
================================================================================

                       SMITH BARNEY HIGH INCOME PORTFOLIO

    FACE
   AMOUNT   RATING                   SECURITY                           VALUE
================================================================================
CORPORATE BONDS AND NOTES -- 84.9%
================================================================================
Building/Construction -- 0.4%
$  350,000   BB-     American Standard Inc., Sr. Sub. Debentures,
                       11.375% due 5/15/04                         $     372,750
--------------------------------------------------------------------------------
Chemical -- 2.4%
   500,000   B1*     NL Industries, Sr. Secured Notes, zero
                       coupon bond to yield 12.280% due 10/15/05         535,000

   500,000   BB      Pt. Polysindo Eka Perkasa, Sr. Secured Notes,
                      13.000% due 6/15/01                                558,750
   500,000   BB-     Terra Industries, Inc., Sr Notes, 10.500%
                       due 6/15/05+                                      536,250
   500,000   NR      Texas Petrochemical Corp., Sr. Sub. Notes,
                       11.125% due 7/1/06                                525,625
--------------------------------------------------------------------------------
                                                                       2,155,625
--------------------------------------------------------------------------------
Communications -- 21.0%
   400,000  B-      All American Communications, Inc., Sr.
                      Sub. Notes, 10.875% due 10/15/01                   401,500
 1,600,000  B-      Allbritton Communications Corp., Sr.
                      Sub. Debentures, 11.500% due 8/15/04             1,684,000
                    Brooks Fiber Properties, Sr. Discount Notes:
   750,000  NR         Step bond to yield 11.209% due 3/1/06             489,375
 1,900,000  NR         Step bond to yield 11.832% due 11/1/06          1,182,750
 1,500,000  B3*     Clearnet Communications Inc., Sr. Discount Notes,
                      step bond to yield 13.220% due 12/15/05            956,250
 1,000,000  NR      Colt Telecom Group, step bond to yield
                      12.000% due 12/15/06                               585,000
   300,000  NR      Dobson Communications, Sr. Notes, 11.750%
                      due 4/15/07+                                       285,750
   300,000  B+      Fonorola Inc., Sr. Secured Notes, 12.500%
                      due 8/15/02                                        324,000
   500,000  B       Globalstar LP, Notes, 11.375% due 2/15/04            497,500
                    Globo Communicacoes, Notes:
   450,000  BB-        9.875% due 12/20/04                               456,188
   450,000  BB-        10.500% due 12/20/06+                             460,125
 1,000,000  NR      Intelcom Group Inc., Sr. Discount Notes,
                      step bond to yield 11.990% due 5/1/06              621,250
 1,500,000  B-      Intermedia Communications of Florida, Sr.
                      Discount Unsecured Notes, step bond to
                      yield 11.981% due 5/15/06                          967,500
 1,875,000  NR      McCaw International Ltd., step bond to yield
                      13.728%due 4/15/07                                 928,125
 1,000,000  B3*     McLeod, Inc., step bond to yield 10.442%
                      due 3/1/07+                                        565,000
 1,250,000  B-      Millicom International Cellular S.A., Sr.
                      Discount Notes, step bond to yield 12.975%
                      due 6/1/06                                         879,688
 2,225,000  B3*     Nextel Communications, Sr. Discount Notes,
                      step bond to yield 13.310% due 8/15/04           1,624,250
   750,000  NR      Nextlink Communications, Sr. Discount Notes,
                      12.500% due 4/15/06                                774,375
   275,000  NR      Pagemart Inc., Sr. Discount Notes, step bond
                      to yield 11.643% due 11/1/03+                      217,938
   500,000  NR      Pagemart Nationwide Inc., Sr. Discount Notes,
                      step bond to yield 12.405% due 2/1/05              340,000
   750,000  B2*     Phonetel Technologies, Sr. Notes, 12.000%
                      due 12/15/06                                       744,375

                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (unaudited)(continued)                   April 30, 1997
================================================================================

                       SMITH BARNEY HIGH INCOME PORTFOLIO

    FACE
   AMOUNT   RATING                   SECURITY                           VALUE
================================================================================
Communications -- 21.0% (continued)
$1,000,000  NR      Qwest Communications, Sr. Notes, 10.875%
                       due 4/1/07+                                 $   1,022,500
   700,000  NR      RSL Communications Ltd., 12.250% due 11/15/06        693,000
 1,600,000  B1*     Teleport Communications, Sr. Discount Notes,
                       step bond to yield 11.416% due 7/1/07           1,100,000
 1,150,000  B+      Telewest Communications, Sr. Discount
                       Debentures, step bond to yield 11.093%
                       due 10/1/07                                       784,875
--------------------------------------------------------------------------------
                                                                      18,585,314
--------------------------------------------------------------------------------
Consumer Durables -- 1.2%

 1,575,000   Ba2*    International Semi-Tech Corp., Sr. Secured
                       Discount Notes, step bond to yield
                       16.393% due 8/15/03                               878,063

   162,000  B+      TAG-Heuer International, Sr. Sub. Notes,
                       12.000% due 12/15/05                              185,085
--------------------------------------------------------------------------------
                                                                       1,063,148
--------------------------------------------------------------------------------
Diversified and Conglomerate Manufacturing -- 2.6%
   500,000  B+      Anchor Advanced Products, Sr. Notes, 11.750%
                       due 4/1/04+                                       507,500
 1,000,000  B+      Clark R&M Holdings, Sr. Notes, zero coupon
                       bond to yield 11.212% due 2/15/00                 735,000
   450,000  B3*     Interlake Corp., Sr. Sub. Debentures, 12.125%
                       due 3/1/02                                        473,625
   600,000  B       Unifrax Investment Corp., Sr. Notes, 10.500%
                       due 11/1/03                                       613,500
--------------------------------------------------------------------------------
                                                                       2,329,625
--------------------------------------------------------------------------------
Electric Utilities -- 0.0%
    18,402  BB      Midland Cogeneration Venture Limited Partnership,
                       Midland Funding, Sr. Secured Lease Obligation
                       Bond, Series C, 10.330% due 7/23/02                19,621
--------------------------------------------------------------------------------
Electronics and Computers -- 4.2%
   500,000  B       Celestica International, Sr. Sub. Notes,
                       10.500% due 12/31/06+                             526,875
   750,000  B       Fairchild Semiconductor Corp., Sr. Sub. Notes,
                       10.125% due 3/15/07+                              757,500
   500,000  B-      Graphic Controls Corp., Sr. Sub. Notes, 12.000%
                       due 9/15/05                                       545,000
                    Unisys Corp., Sr. Notes:
   800,000  B+         12.000% due 4/15/03                               846,000
 1,000,000  B+         11.750% due 10/15/04                            1,057,500
--------------------------------------------------------------------------------
                                                                       3,732,875
--------------------------------------------------------------------------------
Financial & Insurance -- 4.1%
 1,250,000  B       Amresco, Inc., Sr. Sub. Notes, 10.000%
                       due 3/15/04                                     1,253,125
   350,000  B+      Imperial Credit Industries, Inc., Sr. Notes,
                       9.875% due 1/15/07+                               330,750
   700,000  B2*     Intertek Finance, PLC, Sr. Sub. Notes, 10.250%
                       due 11/1/06+                                      719,250
   750,000  B+      Ocwen Financial Corp., Notes, 11.875%
                       due 10/1/03                                       803,438
   500,000  B-      Outsourcing Solutions, Sr. Sub. Notes, 11.000%
                       due 11/1/06+                                      533,125
--------------------------------------------------------------------------------
                                                                       3,639,688
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (unaudited)(continued)                   April 30, 1997
================================================================================

                       SMITH BARNEY HIGH INCOME PORTFOLIO

    FACE
   AMOUNT   RATING                   SECURITY                           VALUE
================================================================================
Food -- 1.5%
$  750,000  BB-     TLC Beatrice International, Inc., Sr.
                       Secured Notes, 11.500% due 10/1/05          $     826,875
   450,000  B2*     Van de Kamp, Inc., Sr. Sub. Notes, 12.000%
                       due 9/15/05+                                      490,500
--------------------------------------------------------------------------------
                                                                      1,317,375
--------------------------------------------------------------------------------
Grocery and Convenience Stores -- 0.9%
   800,000  B-      Pathmark Stores Inc., Debentures, 12.625%
                       due 6/15/02                                       808,000
--------------------------------------------------------------------------------
Healthcare -- 1.3%
   250,000  B       Magellan Health Services, Sr. Sub. Notes,
                       11.250% due 4/15/04                               276,250
                    Tenet Healthcare Corp.:
   400,000  BB         Sr. Notes, 8.000% due 1/15/05                     394,000
   500,000  Ba3*       Sr. Sub. Notes, 8.625% due 1/15/07                496,250
--------------------------------------------------------------------------------
                                                                       1,166,500
--------------------------------------------------------------------------------
Hotel, Casinos and Gaming -- 4.1%
   450,000  B       Aztar Corp., Sr. Sub. Notes, 13.750% due 10/1/04     510,750
   700,000  B-      Courtyard by Marriott, Sr. Secured Notes,
                       10.750% due 2/1/08                                733,250
 1,500,000  BB      Grand Casinos, Inc., Notes, 10.125% due 12/1/03    1,522,500
   200,000  BB+     Mohegan Tribal Gaming Authority, Sr. Secured
                       Notes, 13.500% due 11/15/02                       262,500
   500,000  B       Showboat Inc., Sr. Sub. Notes, 13.000% due 8/1/09    564,375
--------------------------------------------------------------------------------
                                                                       3,593,375
--------------------------------------------------------------------------------
Machinery -- 2.1%
   525,000  B-      Alvey Systems, Inc., Sr. Sub. Notes, 11.375%
                       due 1/31/03                                       540,094
 1,200,000  B-      Terex Corp., Sr. Notes, 13.250% due 5/15/02        1,317,000
--------------------------------------------------------------------------------
                                                                       1,857,094
--------------------------------------------------------------------------------
Metals and Mining -- 5.8%
   500,000  NR      Commonwealth Aluminum Co., Sr. Sub. Notes,
                       10.750% due 10/1/06+                              517,500
   250,000  BB-     Echo Bay Mines, Jr. Sub. Debentures, 11.000%
                       due 4/1/27                                        253,438
   925,000  B-      Haynes International, Inc., Sr. Notes,
                       11.625% due 9/1/04                                975,875
 1,600,000  B-      Ivex Holdings Corp., Debentures, step bond
                       to yield 12.919% due 3/15/05                    1,276,000

   900,000  B2*     Kaiser Aluminum and Chemical, Sr. Sub. Notes,
                       12.750% due 2/1/03                                978,750
   250,000  B       Russell Metals, Sr. Notes, 10.250% due 6/15/00       253,120
   740,000  BB-     UCAR Global Enterprises Inc., Sr. Sub. Notes,
                       12.000% due 1/15/05                               832,500
--------------------------------------------------------------------------------
                                                                       5,087,183
--------------------------------------------------------------------------------
Oil and Natural Gas -- 6.8%
   850,000  B+      Clark USA Inc., Sr. Notes, 10.875% due 12/1/05       869,125
 1,100,000  B+      Dawson Production Services, Sr. Notes, 9.375%
                       due 2/1/07                                      1,080,750
   750,000  CCC+    Deeptech International, Sr. Notes, 12.000%
                       due 12/15/00                                      793,125

                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (unaudited)(continued)                   April 30, 1997
================================================================================

                       SMITH BARNEY HIGH INCOME PORTFOLIO

    FACE
   AMOUNT   RATING                   SECURITY                           VALUE
================================================================================
Oil and Natural Gas -- 6.8% (continued)
$  175,000  B       Forcenergy, Inc., Sr. Sub. Notes, 8.500%
                       due 2/15/07+                                $     166,688
   550,000  BB-     Global Marine, Sr. Secured Notes, 12.750%
                       due 12/15/99                                      580,250
   600,000  B-      Kelley Oil & Gas Corp., Sr. Notes, 10.375%
                       due 10/15/06                                      595,500
   500,000  B1*     Lomak Petroleum, Inc., Sr. Sub. Notes,
                       8.750% due 1/15/07                                477,500
   700,000  B+      Parker Drilling Corp., Sr. Notes, 9.750%
                       due 11/15/06                                      715,750
   500,000  BB-     Santa Fe Energy Resources, Sr. Sub. Debentures,
                       11.000% due 5/15/04                               542,500
   200,000  B       United Meridian Corp., Sr. Sub. Notes,
                       10.375% due 10/15/05                              212,500
--------------------------------------------------------------------------------
                                                                      6,033,688
--------------------------------------------------------------------------------
Other Utilities -- 0.5%
   400,000  B+      Calpine Corp., Sr. Notes, 10.500% due 5/15/06        424,500
--------------------------------------------------------------------------------
Paper and Printing -- 6.2%
   341,000  B-      American Pad & Paper, Sr. Sub. Notes, 13.000%
                       due 11/15/05                                      396,839
   900,000  B+      Asia Pulp and Paper, Notes, 12.000% due 12/29/49+    846,000
   750,000  B       Goss Graphic Systems, Inc., Sr. Sub. Notes,
                       12.000% due 10/15/06                              796,875
   800,000  BB      Indah Kiat International Finance Co., Secured
                       Notes, 11.875% due 6/15/02                         865,000
 1,800,000  B+      SD Warren Co., Sr. Sub. Notes, 12.000% due
                       12/15/04                                        1,977,750
   500,000  BB      Tjiwi Kimia Industries, Sr. Notes, 13.250%
                       due 8/1/01                                        560,625
--------------------------------------------------------------------------------
                                                                       5,443,089
--------------------------------------------------------------------------------
Pollution Control -- 1.1%
   500,000  B+      Allied Waste, Sr. Sub. Notes, 10.250% due 12/1/06+   526,875
   500,000  B       Envirosource, Inc., Sr. Notes, 9.750% due 6/15/03    473,750
--------------------------------------------------------------------------------
                                                                       1,000,625
--------------------------------------------------------------------------------
Real Estate Investment -- 3.5%
 2,200,000  B       First Nationwide Holdings, Sr. Notes, 12.500%
                       due 4/15/03                                     2,447,500
   625,000  BB+     Trizec Finance, Sr. Notes, 10.875% due 10/15/05      678,906
--------------------------------------------------------------------------------
                                                                       3,126,406
--------------------------------------------------------------------------------
Retail -- 0.6%
   500,000  B+      Barnes and Noble, Sr. Sub. Notes, 11.875%
                       due 1/15/03                                       546,250
--------------------------------------------------------------------------------
Tobacco -- 0.2%
   165,000  B       Consolidated Cigar Acquisition Corp., Sr. Sub.
                       Notes, 10.500% due 3/1/03                         174,075
--------------------------------------------------------------------------------
Transportation -- 1.3%
 1,000,000  BB-     Sea Containers Ltd., Sr. Sub. Debentures,
                       Series A, 12.500% due 12/1/04                   1,100,000
--------------------------------------------------------------------------------
                    TOTAL CORPORATE BONDS AND NOTES
                    (Cost-- $74,043,190)                              75,104,556

                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (unaudited)(continued)                   April 30, 1997
================================================================================

                       SMITH BARNEY HIGH INCOME PORTFOLIO

    FACE
   AMOUNT   RATING                   SECURITY                           VALUE
================================================================================
FOREIGN CORPORATE BOND -- 0.4%
================================================================================
Broadcasting -- 0.4%
 500,000++  BB+     Rogers Cablesystems, Sr. Secured Second
                       Priority Debentures, 9.650% due 1/15/14
                      (Cost-- $323,801)                           $     355,941
================================================================================
   SHARES                            SECURITY                          VALUE
================================================================================
COMMON STOCK -- 0.0%
================================================================================
Communications -- 0.0%
     4,950          Clearnet Communications
                    (Cost -- $30,330)                                     23,513
================================================================================
CONVERTIBLE PREFERRED STOCK -- 0.5%
================================================================================
Automobiles and Trucking -- 0.5%
     7,500          Navistar International, Series G, Convertible
                    $6.00 (Cost-- $401,776)                              437,813
================================================================================
PREFERRED STOCKS -- 5.0%
================================================================================
Financial -- 0.3%
    10,100          California Federal Capital, Series A, 9.125%,
                       Exchangeable                                      252,500
--------------------------------------------------------------------------------
Healthcare and Pharmaceuticals -- 0.2%
    28,325          Avatex Corp., Series A, Payment-in-kind,
                       $4.200 Exchangeable                               215,978
--------------------------------------------------------------------------------
Medical Products -- 0.5%
     5,000          Fresenius National Medical Care, $9.000
                       Exchangeable                                      495,000
--------------------------------------------------------------------------------
Multimedia -- 3.8%
     3,102          Time Warner, Inc., Series M, 10.250%,
                       Exchangeable                                    3,334,650
--------------------------------------------------------------------------------
Telecommunications -- 0.2%
       126          PanAmSat Corp., Series A, 12.750%,
                       Exchangeable                                      151,554
--------------------------------------------------------------------------------
                    TOTAL PREFERRED STOCKS
                    (Cost-- $5,097,333)                                4,449,682
================================================================================
WARRANTS -- 0.0%
       825          Australis Holdings, Expire 5/15/00                        25
       200          Nextel Communications, Inc., Expire 4/25/99                2
       750          Wireless One Inc., Expire 10/15/03                       750
--------------------------------------------------------------------------------
                    TOTAL WARRANTS
                    (Cost-- $3,264)                                         777
================================================================================

                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (unaudited)(continued)                   April 30, 1997
================================================================================

                       SMITH BARNEY HIGH INCOME PORTFOLIO

    FACE
   AMOUNT   RATING                   SECURITY                           VALUE
================================================================================
REPURCHASE AGREEMENT -- 9.2%
================================================================================
$8,111,000          Chase Securities Inc., 5.314% due 5/1/97;
                       Proceeds at maturity $8,112,197; (Fully
                       collateralized by U.S. Treasury Notes,
                       6.625% due 4/30/02; Market value--
                       $8,273,225) (Cost-- $8,111,000)               $ 8,111,000
--------------------------------------------------------------------------------
                    TOTAL INVESTMENTS -- 100%
                    (Cost-- $88,010,694**)                           $88,483,282
================================================================================

                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1997
================================================================================

                       PUTNAM DIVERSIFIED INCOME PORTFOLIO

    FACE
   AMOUNT                            SECURITY                           VALUE
================================================================================
U.S. GOVERNMENT SECTOR -- 31.0%
================================================================================
U.S. Government Agencies & Obligations -- 30.0%
$3,965,000          U.S. Treasury Notes, 6.250% due 3/31/99        $   3,965,396
   850,000          U.S. Treasury Notes, 6.375% due 4/30/99              851,632
 2,142,000          U.S. Treasury Notes, 6.500% due 10/15/06           2,106,357
   975,000          U.S. Treasury Notes, 8.125% due 8/15/19            1,090,567
 2,985,000          U.S. Treasury Notes, 6.500% due 11/15/26           2,799,572
    94,400          FHLMC Gold, 8.500% due 7/1/26                         97,645
   480,150          FHLMC Gold, 8.500% due 8/1/26                        496,653
   707,635          FHLMC Gold, 8.500% due 1/1/27                        731,955
   485,000          FHLMC Gold, 8.500% @                                 500,913
   480,151          FNMA, 6.000% due 1/1/12                              457,344
   485,000          FNMA Dwarf, 6.000% @                                 461,201
    26,821          FNMA, 7.000% due 10/1/25                              26,008
   350,852          FNMA, 7.000% due 12/1/25                             340,215
   527,562          FNMA, 7.000% due 4/1/26                              511,567
   833,562          FNMA, 8.000% due 6/1/26                              845,541
 1,796,529          FNMA, 7.500% due 7/1/26                            1,785,859
   363,482          FNMA, 7.500% due 10/1/26                             361,323
   397,498          FNMA, 8.000% due 10/1/26                             403,211
   385,570          FNMA, 7.500% due 11/1/26                             383,281
   475,354          FNMA, 7.500% due 12/1/26                             472,531
   518,651          FNMA, 7.500% due 1/1/27                              515,570
   205,681          GNMA, 7.000% due 8/14/25                             199,061
   484,995          GNMA, 7.500% due 9/15/25                             481,203
   878,668          GNMA, 7.500% due 10/15/25                            871,798
   286,216          GNMA, 7.500% due 11/15/25                            283,978
   973,112          GNMA, 7.000% due 1/15/26                             941,788
   812,367          GNMA, 7.000% due 3/15/26                             786,219
   676,522          GNMA, 7.000% due 4/15/26                             654,745
    89,845          GNMA, 7.000% due 5/15/26                              86,954
   775,983          GNMA, 8.000% due 7/15/26                             786,895
   135,394          GNMA, 7.500% due 8/15/26                             134,336
   779,627          GNMA, 8.000% due 8/15/26                             790,590
   482,926          GNMA, 7.500% due 10/15/26                            479,150
   229,494          GNMA, 8.000% due 10/15/26                            232,721
   672,721          GNMA, 7.500% due 1/15/27                             667,460
 1,886,250          GNMA, 7.500% due 2/15/27                           1,871,501
   412,255          GNMA, 8.000% due 2/15/27                             418,052
 1,360,000          GNMA, 8.500% @                                     1,402,922
--------------------------------------------------------------------------------
                                                                      30,293,714
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1997
================================================================================

                       PUTNAM DIVERSIFIED INCOME PORTFOLIO

    FACE
   AMOUNT   RATING                   SECURITY                           VALUE
================================================================================
Collateralized Mortgage Obligations -- 1.0%

$  155,000  AAA     Chemical Master Credit Card Trust, 6.230%
                       due 6/15/03                                 $     152,244
    95,000  AAA     Contimortgage Home Equity Loan Trust, 7.670%
                       due 3/15/25                                        94,584
   167,904  AAA     FNMA Series 97-5, 7.000% due 2/18/27                 141,547
   145,845  AAA     FNMA Series 97-25, 7.000% due 3/18/27                124,926
   203,953  AAA     Rural Housing Trust, 6.330% due 4/1/26               197,362
   255,000  AAA     Sears Credit Account Master Trust, 6.050%
                       due 2/15/04                                       243,586
--------------------------------------------------------------------------------
                                                                         954,249
--------------------------------------------------------------------------------
                    TOTAL U.S. GOVERNMENT SECTOR
                    (Cost-- $31,403,617)                              31,247,963
================================================================================
HIGH YIELD SECTOR -- 35.2%
================================================================================
CORPORATE DEBENTURES -- 33.5%
================================================================================
Advertising - Communications -- 0.3%
    15,000  B       Outdoor Systems Inc., Sr. Notes, 9.375%
                       due 10/15/06                                       14,625
   330,000  B       Universal Outdoor Inc., Sr. Notes, 9.750%
                       due 10/15/06                                      329,999
--------------------------------------------------------------------------------
                                                                         344,624
--------------------------------------------------------------------------------
Aerospace -- 0.1%
    20,000  B+      Hawk Corp., Senior Notes, 10.250% due 12/1/03         20,150
    45,000  B-      L-3 Comms Corp., Sr. Sub. Notes, 10.375%
                       due 5/1/07                                         46,350
    55,000  NR      Tracor Inc., Sr. Sub. Notes, 8.500% due 3/1/07        54,038
--------------------------------------------------------------------------------
                                                                         120,538
--------------------------------------------------------------------------------
Automotive -- 0.9%
   100,000  B       A.P.S. Inc., Guaranteed Sr. Sub. Notes, 11.875%
                       due 1/15/06                                       104,500
    35,000  NR      Blue Bird Body Co., Sr. Sub. Notes, 10.750%
                       due 4/15/02                                        36,663
    55,000  B-      CSK Auto Inc., Sr. Sub. Notes, 11.000%
                       due 11/1/06                                        56,994
    60,000  NR      DRA Inc., 11.500% due 7/31/04                         60,600
    25,000  B-      Delco Remy International, Sr. Sub. Notes,
                       10.625% due 8/1/06                                 26,125
   150,000  B       Exide Corp., Sr. Sub. Deferred Debentures,
                       step bond to yield 11.291% due 12/15/04           144,563
    80,000  B-      Harvard Industries Inc., Senior Notes, 11.125%
                       due 8/1/05                                         37,200
    95,000  BB-     Lear Corp., Sub. Notes, 9.500% due 7/15/06            98,681
   330,000  NR      MCII Holdings Inc., Sr. Secured Discount Notes,
                       step bond to yield 12.109% due 11/15/02           284,624

    60,000  BB-     Motor & Gear Inc., Senior Notes, 10.750% due
                       11/15/06                                           59,775
    10,000  B       Safelight Glass Inc., Sr. Sub. Notes, 9.875%
                       due 12/15/06                                       10,200
--------------------------------------------------------------------------------
                                                                         919,925
--------------------------------------------------------------------------------
Aviation Components -- 0.8%
   130,000  BB-     BE Aerospace, Sr. Notes, 9.750% due 3/1/03           135,200
   275,000  B       Howmet Corp., Sr. Sub. Notes, 10.000%
                       due 12/1/03                                       297,000
    20,000  B-      K&F Industries Inc., Sr. Sub. Discount
                       Debentures, 10.375% due 9/1/04                     20,825

                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1997
================================================================================

                       PUTNAM DIVERSIFIED INCOME PORTFOLIO

    FACE
   AMOUNT   RATING                   SECURITY                           VALUE
================================================================================
Aviation Components -- 0.8% (continued)
                    Sequa Corp., Sr. Note:
$   75,000  BB         9.625% due 10/15/99                         $      77,344
    20,000  BB         8.750% due 12/15/01                                19,950
   275,000  B-      Terex Corp., Sr. Secured Notes, 13.750%
                       due 5/15/02                                       301,813
--------------------------------------------------------------------------------
                                                                         852,132
--------------------------------------------------------------------------------
Banking -- 0.6%
   500,000  B       First Nationwide, Sr. Exchange Notes, 12.500%
                       due 4/15/03                                       556,249
    30,000  NR      Imperial Credit Corp., Senior Notes, 9.875%
                       due 1/15/07                                        28,350
--------------------------------------------------------------------------------
                                                                         584,599
--------------------------------------------------------------------------------
Brewers -- 0.1%
    75,000  NR      Canandaigua Wine, Sr. Sub. Notes, Series B,
                       8.750% due 12/15/03                                74,813
--------------------------------------------------------------------------------
Broadcasting -- 1.2%
   125,000  B-      Argyle Television, Sr. Sub. Notes, 9.750%
                       due 11/1/05                                       128,594
   155,000  NR      Capstar, Sr. Discount Notes, step bond to yield
                       12.750% due 2/1/09                                 86,219
   100,000  BB-     Globo Communicacoes Inc., Notes, 10.500%
                       due 12/20/06                                      102,250
   100,000  B-      Granite Broadcasting, Sr. Sub. Notes, 9.375%
                       due 12/10/05                                      107,875
   183,000  NR      Petracom Holdings, Sr. Discount Notes, Series B,
                       zero coupon bond to yield 6.142% due 2/1/03       175,680
   100,000  BB+     Rogers Cablesystems of America Inc., Debentures,
                       10.125% due 9/1/12                                103,000
   180,000  B-      SFX Broadcasting, Sr. Sub. Notes, Series B,
                       10.750% due 5/15/06                               188,100
   100,000  B       Sinclair Broadcast Group, Sr. Sub. Notes,
                       10.000% due 9/30/05                               101,500
   200,000  B-      Sullivan Broadcasting Inc., Sr. Sub. Notes,
                       10.250% due 12/15/05                              202,000
    25,000  B       TV Azteca DE CV, Sr. Notes, 10.500% due 2/15/07       24,406
--------------------------------------------------------------------------------
                                                                       1,219,624
--------------------------------------------------------------------------------
Building Materials -- 0.8%
    55,000  B       Atrium Inc., Sr. Sub. Notes, 10.500%
                       due 11/15/06                                       56,306
    20,000  NR      Building Material, Sr. Notes, 8.625%
                       due 12/15/06                                       19,825
   100,000  BB      Cemex Notes, 12.750% due 7/15/06+                    110,375
   200,000  B-      Intercity Products Corp., Sr. Secured Notes,
                       9.750% due 3/1/00                                 202,500
    25,000  BB-     Schuller International Group, Sr. Notes,
                       10.875% due 12/15/04                               27,563
   150,000  BB-     Southdown Inc., Sr. Sub. Notes, Series B,
                       10.000% due 3/1/06                                158,063
   150,000  BB-     Triangle Pacific Corp., Sr. Notes, 10.500%
                       due 8/1/03                                        159,563
    50,000  CCC+    Waxman Industries, Sr. Secured Notes, Series B,
                       step bond to yield 12.973% due 6/1/04              41,313
--------------------------------------------------------------------------------
                                                                         775,508
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1997
================================================================================

                       PUTNAM DIVERSIFIED INCOME PORTFOLIO

    FACE
   AMOUNT   RATING                   SECURITY                           VALUE
================================================================================
Business Services -- 0.2%
$  180,000  B-      Pierce Leahy Corp., Sr. Sub. Notes, 11.125%
                       due 7/15/06                                 $     195,750
--------------------------------------------------------------------------------
Casinos -- 2.1%
   175,000  B+      Alliance Gaming, Sr. Secured Notes, 12.875%
                       due 6/30/03                                       192,063
                    Argosy Gaming, 1st Mortgage Notes:
   100,000  B+         12.000% due 6/1/01                                 72,625
   150,000  B+         13.250% due 3/15/04                               135,000
   140,000  B       Casino America Inc., 1st Mortgage Notes,
                       12.500% due 8/1/03                                141,050
                    Casino Magic, 1st Mortgage Notes:
    20,000  B          11.500% due 10/15/01                               16,400
    45,000  B          13.000% due 8/15/03                                37,575
   275,000  B       Coast Hotels & Casinos Inc., 1st Mortgage Notes,
                       13.000% due 12/15/02                              306,624
   386,600  NR      Colorado Gaming, Sr. Secured Notes,
                       Payment-in-kind, 12.000% due 6/1/03               382,250
   150,000  BB      Empress River Casino Financial Corp.,
                       Guaranteed Sr. Notes, 10.750% due 4/1/02          158,625
    75,000  BB      Grand Casinos Inc., Guaranteed 1st Mortgage
                       Notes, 10.125% due 12/1/03                         76,125
    50,000  B       Greath Bay Property Funding, 10.875% due 1/15/04      41,500
    25,000  B       Harvey Casinos, Sr. Sub. Notes, 10.625% due 6/1/06    26,250
   200,000  B       Lady Luck Gaming Financial Corp., Guaranteed
                       1st Mortgage Notes, 11.875% due 3/1/01            198,500
    22,000  NR      Louisiana Casino Cruises, 1st Mortgage, 11.500%
                       due 12/1/98                                        22,248
   125,000  BB+     Mohegan Tribal Gaming Authority, Sr. Secured
                       Notes, 13.500% due 11/15/02                       164,063
    75,000  CCC+     PRT Funding, Sr. Notes, 11.625% due 4/15/04          53,156
    75,000  BB-     Trump Atlantic City Associates, 1st Mortgage
                       Notes, 11.250% due 5/1/06                          73,125
--------------------------------------------------------------------------------
                                                                       2,097,179
--------------------------------------------------------------------------------
Chemicals -- 0.9%
   125,000  BB-     Acetex Corp., Sr. Notes, 9.750% due 10/1/03          124,063
    25,000  B-      Astor Corp., Sr. Sub. Notes, 10.500%
                       due 10/15/06                                       25,813
    25,000  B-      Freedom Chemical, Sr. Sub. Notes, 10.625%
                       due 10/15/06                                       25,875
   100,000  B       Harris Chemical, Sr. Secured Notes, 10.250%
                       due 7/15/01                                        98,750
   200,000  BB-     ISP Holding, Sr. Notes, 9.750% due 2/15/02           208,000
   150,000  B       Magellan Health Services Inc., Sr. Sub. Notes,
                       11.250% due 4/15/04                               165,750
    75,000  B       NL Industries Inc., Senior Notes, step bond to
                       yield 11.551% due 10/15/05                         69,188
    25,000  B       Sifto Canada Inc., Guaranteed Secured Notes,
                       8.500% due 7/15/00                                 25,063
   165,000  B+      Sterling Chemical Holdings, Sr. Secured
                       Discount Notes, step bond to yield 13.500%
                       due 8/15/08                                       104,775
    20,000  NR      Texas Petrochemical, Sr. Sub. Notes, 11.125%
                       due 7/1/06                                         21,025
--------------------------------------------------------------------------------
                                                                         868,302
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1997
================================================================================

                       PUTNAM DIVERSIFIED INCOME PORTFOLIO

    FACE
   AMOUNT   RATING                   SECURITY                           VALUE
================================================================================
Computer Software Services -- 0.3%
$  300,000  B-      Graphic Controls Corp., Sr. Sub. Notes,
                       12.000% due 9/15/05                         $     327,000
--------------------------------------------------------------------------------
Conglomerates -- 0.2%
    20,000  B       Cliffs Drilling Co., Sr. Notes, Series B,
                       10.250% due 5/15/03                                20,950
    20,000  B-      Iron Mountain Inc., Sr. Sub. Notes, 10.125%
                       due 10/1/06                                        20,650
   120,000  NR      MacAndrews and Forbes Holdings Inc., Sub.
                       Debentures, 13.000% due 3/1/99                    120,300
    75,000  B       Mafco Inc., Sr. Sub. Notes, 11.875% due 11/15/02      80,063
--------------------------------------------------------------------------------
                                                                         241,963
--------------------------------------------------------------------------------
Construction -- 0.2%
    30,000  B-      Del E. Webb Corp., Sr. Sub. Notes, 9.750%
                       due 1/15/08                                        29,513
   150,000  B       NVR Inc., Sr. Notes, 11.000% due 4/15/03             157,875
--------------------------------------------------------------------------------
                                                                         187,388
--------------------------------------------------------------------------------
Consumer Products -- 0.7%
  150,000   B+      Coty Inc., Guaranteed Sr. Sub. Notes, 10.250%
                       due 5/1/05                                        159,938
  200,000   B       Herff Jones Inc., Sr. Sub. Notes, 11.000%
                       due 8/15/05                                       211,250
  155,000   B+      International Semi-Tech., Sr. Secured Discount
                       Notes, step bond to yield 13.492% due 8/15/03      86,413
   60,000   CCC+    Remington Product Co., Sr. Sub. Notes, 11.000%
                       due 5/15/06                                        51,150
  180,000   B-      Revlon Worldwide, Sr. Discount Notes, zero coupon
                       to yield 10.552% due 3/15/01                      118,350
   80,000   B       Selmer Co. Inc., Sr. Sub. Notes, 11.000%
                       due 5/15/05                                        86,600
--------------------------------------------------------------------------------
                                                                         713,701
--------------------------------------------------------------------------------
Consumer Services -- 0.3%
   252,000  B+      Coinmach Corp., Sr. Notes, 11.750% due 11/15/05      277,829
    20,000  B-      E&S Holdings Corp., Sr. Sub. Notes, 10.375%
                       due 10/1/06+                                       20,600
--------------------------------------------------------------------------------
                                                                         298,429
--------------------------------------------------------------------------------
Containers -- 0.0%
    25,000  B       US Can Corp., Sr. Sub. Notes, 10.125%
                      due 10/15/06+                                       25,969
--------------------------------------------------------------------------------
Defense -- 0.2%
   150,000  B       Alliant Techsystems Inc., Sr. Sub. Notes,
                       11.750% due 3/1/03                                163,500
--------------------------------------------------------------------------------
Electronics -- 0.2%
                    Fairchild Semiconductor Inc., Sr. Sub.
                       Notes, Payment-in-kind:
    60,000  B          10.125% due 3/15/07                                60,600
    65,000  NR         11.740% due 3/14/08                                57,416
    50,000  B       Integrated Device Technology Inc., Sub. Notes,
                       5.500% due 6/1/02                                  42,000
    20,000  B       Moog Inc., Sr. Sub. Notes, 10.000% due 5/1/06+        20,775
    30,000  B       National Semiconductor Inc., Debentures, 6.500%
                       due 10/1/02                                        29,400
--------------------------------------------------------------------------------
                                                                         210,191
--------------------------------------------------------------------------------
Entertainment -- 1.5%
   275,000  NR      Act III, Sr. Sub. Notes, 11.875% due 2/1/03          297,687
   100,000  B       AMC Entertainment Inc., Sr. Sub. Notes, 9.500%
                       due 3/15/09                                        97,500


                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1997
================================================================================

                       PUTNAM DIVERSIFIED INCOME PORTFOLIO

    FACE
   AMOUNT   RATING                   SECURITY                           VALUE
================================================================================
Entertainment -- 1.5% (continued)
$  85,000   B       Cinemark USA Inc., Sr. Notes, 12.000%
                       due 6/1/02                                  $      84,575
  175,000   BB-     Players International Inc., Sr. Notes, 10.875%
                       due 4/15/05                                       181,563
                    Premier Parks, Sr. Notes:
  250,000   B+         12.000% due 8/15/03                               274,999
   50,000   B+         9.750% due 1/15/07                                 50,875
  300,000   B       Six Flags, Sr. Sub. Discount Notes, Series A,
                       step bond to yield
                       7.958% due 6/15/05                                294,750
                    Time Warner Inc., Notes,
   15,000   BBB-       8.110% due 8/15/06                                 15,319
  115,000   BBB-       8.180% due 8/15/07                                117,731
  125,000   BB-     Viacom Inc., Sub. Debentures Exchangeable,
                       8.000% due 7/7/06                                 116,250
--------------------------------------------------------------------------------
                                                                       1,531,249
--------------------------------------------------------------------------------
Financial Services -- 1.0%
    65,000  BB-     Aames Financial Corp., Sr. Notes, 9.125%
                       due 11/1/03                                        61,750
    50,000  BBB-    AIM Management Group, Sr. Notes, 9.000%
                       due 11/15/03                                       53,313
   200,000  B+      Chevy Chase Savings Bank, Sub. Notes,
                       9.250% due 12/1/05                                197,000
    30,000  BB-     Colonial Capital, Company Guarantee,
                       8.920% due 1/15/27                                 30,038
    55,000  BB+     Conti Financial Corp., Sr. Notes, 8.375%
                       due 8/15/03                                        55,825
    30,000  BB-     Dime Capital Trust., 9.330% due 5/6/27                30,000
    30,000  B+      Dollar Financial Inc., Senior Notes, 10.875%
                       due 11/15/06                                       30,600
    65,000  NR      ESAT Holdings Inc., step bond to yield
                       12.500% due 2/1/07                                 36,563
    45,000  NR      Intertek Finance Inc., Sr. Sub. Notes, 10.250%
                       due 11/1/06                                        46,238
    15,000  B       Loomis Fargo & Co., Sr. Sub. Notes, 10.000%
                       due 1/15/04                                        15,225
    45,000  BB+     North Fork Bancorp, Bonds, 8.700% due 12/15/26        44,831
    45,000  B+      Ocwen Federal Bank, Sub. Debentures, 12.000%
                       due 6/15/05                                        47,813
    25,000  B+      Ocwen Financial Corp., Notes, 11.875%
                       due 10/1/03                                        26,781
    60,000  NR      Provident Capital Corp., Company Guarantee,
                       8.600% due 12/1/26                                 57,900
    25,573  NR      PSF Finance LP, Sr. Secured Notes,
                       Payment-in-kind, 12.250% due 9/17/03               27,236
    30,000  BB-     Riggs Capital Trust, Bonds, 8.625%
                       due 12/31/26                                       28,913
    45,000  BB      Sovereign Capital Corp., Company Guarantee,
                       9.000% due 4/1/07                                  43,931
   150,000  BB+     Tanger PPTYS Ltd. Partnership, Guaranteed Notes,
                      8.750% due 3/11/01                                 147,000
    40,000  BB-     Webster Capital Trust Inc., Bonds, 9.360%
                       due 1/29/27                                        40,650
--------------------------------------------------------------------------------
                                                                       1,021,607
--------------------------------------------------------------------------------
Foods -- 0.5%
    25,000  B-      AmeriKing Inc., Senior Notes, 10.750%
                       due 12/1/06                                        25,938
   200,000  B+      Chiquita Brands, Sr. Notes, 9.625% due 1/15/04      205,750
    25,000  B-      Del Monte Corp., Sr. Sub. Notes, 12.250%
                       due 4/15/07                                        25,281
   250,000  B3*     FRD Acquisition, Sr. Notes, 12.500%
                       due 7/15/04                                       263,124
    20,000  B-      MBW Foods Inc., Sr. Sub. Notes, 9.875%
                       due 2/15/07                                        20,100
--------------------------------------------------------------------------------
                                                                         540,193
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1997
================================================================================

                       PUTNAM DIVERSIFIED INCOME PORTFOLIO

    FACE
   AMOUNT   RATING                   SECURITY                           VALUE
================================================================================
Gas/Oil Exploration -- 0.5%
$   45,000  B       Abraxas Petroleum Corp., Senior Notes,
                       11.500% due 11/1/04                         $      47,700
   100,000  B       Benton Oil & Gas Co., Sr. Notes, 11.625%
                       due 5/1/03                                        107,500
    50,000  BB      Chesapeake Energy Corp., Sr. Notes, 9.125%
                       due 4/15/06                                        51,125
    20,000  B-      Kelley Oil & Gas Corp., Sr. Sub. Notes,
                       10.375% due 10/15/06                               19,850
   150,000  BBB-    Maxus Energy Corp., Notes, 9.500% due 2/15/02        154,125
    70,000             CCC+ Transamerican Refinery, Guaranteed
                       1st Mortgage Discount Notes, step bond to
                       yield 18.268% due 2/15/02                          64,925
   209,000  NR      Transtexas Gas, Sr. Notes, 11.500% due 6/15/02       113,905
--------------------------------------------------------------------------------
                                                                         559,130
--------------------------------------------------------------------------------
Healthcare Services -- 1.1%
    65,000  A-      Columbia/HCA Healthcare, Term Notes, 7.580%
                       due 9/15/25                                        63,375
   100,000  B       Dade International Inc., Sr. Sub. Notes,
                       11.125% due 8/1/06+                               109,500
   120,000  B       Genesis Health Ventures, Sr. Sub. Notes, 9.250%
                       due 10/10/06                                      122,700
    85,000  CCC+    Icon Fitness, Sr. Discount Notes, step bond
                       to yield 14.000% due 11/15/06                      46,538
    80,000  B       Imed Corp., Sr. Sub. Notes, 9.750% due 12/1/06        80,000
   100,000  B       Integrated Health Services, Sr. Sub. Notes,
                       Series A, 9.625% due 5/31/02                      102,500
   170,000  B-      Paracelsus Healthcare Corp., Sr. Sub. Notes,
                       9.875% due 10/15/03                               160,225
   100,000  BB-     Quorum Health Group, Sr. Sub. Notes, 8.750%
                       due 11/1/05                                       100,250
                    Tenet Healthcare Corp., Sr. Note,:
    50,000  BB         9.625% due 9/1/02                                  53,125
    45,000  BB         8.000% due 1/15/05                                 44,325
   100,000  B+         10.125% due 3/1/05                                107,750
    45,000  B+         8.625% due 1/15/07                                 44,663
   100,000  B3*     Wright Medical Technology Inc., Sr. Sub. Notes,
                       10.750% due 7/1/00                                 98,750
--------------------------------------------------------------------------------
                                                                       1,133,701
--------------------------------------------------------------------------------
Hotels -- 0.7%
   135,000  BB-     HMH Properties Inc., Sr. Notes, 9.500%
                       due 5/15/05                                       138,038
   275,000  BB-     Host Marriot Travel Plazas Inc., Sr. Secured
                       Notes, Series B, 9.500% due 5/15/05               281,187
    15,000  BB-     John Q. Hammons Hotels LP, 1st Mortgage Notes,
                       8.875% due 2/15/04                                 14,625
   140,000  CCC     Presley Cos. Delaware, Sr. Notes, 12.500%
                       due 7/1/01                                        136,150
   150,000  BB-     Scotsman Group, Sr. Notes, 9.500% due 12/15/00       156,938
--------------------------------------------------------------------------------
                                                                         726,938
--------------------------------------------------------------------------------
Industrial Goods & Services -- 0.2%
   50,000   B-      Merit Behavioral Care Corp., Sr. Sub. Notes,
                       11.500% due 11/15/05                               54,063
  105,000   B-      Panda Global Corp., Sr. Notes, 12.550%
                       due 4/15/04                                        99,094
--------------------------------------------------------------------------------
                                                                         153,157
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1997
================================================================================

                       PUTNAM DIVERSIFIED INCOME PORTFOLIO

    FACE
   AMOUNT   RATING                   SECURITY                           VALUE
================================================================================
Insurance -- 0.2%
$   30,000  B-      Outsourcing Solutions Inc., Sr. Sub. Notes,
                       11.000% due 11/1/06                         $      31,988
                    Reliance Group Holdings Inc., Sr. Sub.
                      Debentures:
   148,000  BB+        9.000% due 11/15/00                               150,404
    35,000  BB-        9.750% due 11/15/03                                36,050
--------------------------------------------------------------------------------
                                                                         218,442
--------------------------------------------------------------------------------
Lodging -- 0.1%
    90,000  NR      Prime Hospitality Inc., Sr. Sub. Notes,
                       9.750% due 4/1/07                                  91,575
--------------------------------------------------------------------------------
Media - Cable -- 4.6%
                    Adelphia Communications Corp., Sr. Notes:
   100,000  B          10.250% due 7/15/00                                97,000
   100,000  B          12.500% due 5/15/02                               104,750
    81,444  B          Series B, Payment-in-kind 9.500% due 2/15/04       71,467
    60,000  CCC+    Advanced Radio Telecommunications Corp.,
                       14.000% due 2/15/07                                64,200
                    Affinity Group, Sr. Sub. Notes:
   150,000  B          11.500% due 10/15/03                              161,250
   110,000  B          11.000% due 4/1/07                                111,650
   150,000  B-      American Media Operation Inc., Sr. Sub. Notes,
                       11.625% due 11/15/04                              161,250
                    American Telecasting Inc., Sr. Discount Notes:
    70,000  CCC+       Step bond to yield 12.050% due 6/15/04             24,500
   202,000  CCC+       Step bond to yield 12.220% due 8/15/05             62,620
    35,000  BBB-    CF Cable Television Inc., Sr. Notes, 11.625%
                       due 2/15/05                                        39,769
                    Cablevision Systems Corp., Sr. Sub. Debentures:
    25,000  B          9.875% due 2/15/13                                 24,219
   100,000  B          10.500% due 5/15/16                               101,375
   150,000  B          9.875% due 4/1/23                                 142,875
   140,000  BB-     Century Communications Corp., Sr. Notes, 9.500%
                       due 3/1/05                                        137,900
   300,000  B-      Chancellor Broadcasting, Sr. Sub. Notes, 9.375%
                       due 10/1/04                                       297,749
   250,000  B       Charter Communications Southeast,
                       Secured Debentures,
            B          step bond to yield 14.000% due 3/15/07            150,625
                    Comcast Corp., Sr. Sub. Notes:
   200,000  B-         Step bond to yield 10.435% due 11/15/07           139,500
   250,000  BB+        9.500% due 1/15/08                                256,874
   250,000  NR      Commodore Media Inc., Sr. Sub. Notes, 7.500%
                       due 5/1/03+                                       271,249
    65,346  NR      Falcon Holdings Group Inc., Sr. Sub. Notes,
                       Series B, 11.000% due 9/15/03                      58,403
    30,000  B       Frontiervision, Sr. Sub. Notes, 11.000%
                       due 10/15/06                                       30,075
                    Heartland Wireless Communication Inc. Sr. Notes:
    25,000  B          13.000% due 4/15/03                                10,000
   115,000  B          14.000% due 10/15/04                               51,750
    80,000  B-      Innova Corp., Senior Notes, 12.875% due 4/1/07        78,600
   125,000  B-      Intermedia Communications, Sr. Notes, Series B,
                       13.500% due 6/1/05                                138,438

                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1997
================================================================================

                       PUTNAM DIVERSIFIED INCOME PORTFOLIO

    FACE
   AMOUNT   RATING                   SECURITY                           VALUE
================================================================================
Media - Cable -- 4.6% (continued)

                    International Cabletel Inc., Sr. Deferred Notes:
$  500,000  B-         Series A, step bond to yield 11.550%
                       due 2/1/06                                  $     325,000
   130,000  B-         10.000% due 2/15/07                               127,075
    20,000  B       JCAC, Inc., Sr. Sub. Notes, 10.125% due 6/15/06       20,650
    30,000  B       Jacor Communications Inc., Company Guaranteed,
                       9.750% due 12/15/06                                30,600
                    Jones Intercable Inc., Sr. Sub. Notes:
   125,000  BB         9.625% due 3/15/02                                127,500
   100,000  B+         10.500% due 3/1/08                                105,625
                    Lenfest Communications, Sr. Notes:
   150,000  BB+        8.375% due 11/1/05                                143,250
   100,000  BB-        10.500% due 6/15/06                               104,000
                    Marcus Cable Operating Co., Sr. Discount Notes:
   300,000  B          Step bond to yield 11.671% due 8/1/04             249,749
   100,000  B          Step bond to yield 11.574% due 12/15/05            71,375
    50,000  B-      Pegasus Media & Communications, Notes, 12.500%
                       due 7/1/05                                         53,875
    35,000  BB-     RBS Participacoes S.A., Company Guaranteed,
                       11.000% due 4/1/07                                 35,000
    60,000  B       Spanish Broadcasting Systems, Sr. Notes,
                       11.000% due 3/15/04                                60,075
    60,000  NR      TCI Satellite Entertainment Inc., Sr. Sub.
                       Notes, 10.875% due 2/15/07                         56,850
    50,000  BBB-    Telecommunications Inc., Notes, 9.250%
                       due 1/15/23                                        49,250
    50,000  B+      Telewest PLC, Sr. Discount Debentures, step
                       bond to yield 10.562% due 10/1/07                  34,125
    30,000  B       T.V. Films Inc., Sr. Notes, 12.875% due 12/15/04      30,600
   220,000  B3*     UIH Australia, Sr. Discount Notes, Series B,
                       step bond to yield 14.000% due 5/15/06            114,400
                    Wireless One Inc., Sr. Note:
    55,000  B-         13.000% due 10/15/03                               36,369
   145,000  B-         Step bond to yield 13.500% due 8/1/06              39,150
--------------------------------------------------------------------------------
                                                                       4,602,606
--------------------------------------------------------------------------------
Metals -- 0.7%
    55,000  BB-     AK Steel Corp., Senior Notes, 9.125%
                       due 12/15/06                                       54,656
    25,000  B+      Acindar Industries Inc., Yankee Notes, 11.250%
                       due 2/15/04                                        25,438
    35,000  B1*     Altos Hornos De Mexico, Bonds, 11.800%
                       due 4/30/04                                        35,438
    60,000  B       Continental Global Group, Sr. Notes, 11.000%
                       due 4/1/07                                         61,350
    40,000  BB-     Echo Bay Mines Corp., Jr. Sub. Notes, 11.000%
                       due 4/1/27                                         40,550
   150,000  BB-     Great Lakes Carbon Corp., Sr. Secured Notes,
                       10.000% due 1/1/06                                155,813
    30,000  B-      Royal Oak Mines, Inc., Sr. Sub. Notes, 11.000%
                      due 8/15/06+                                        30,075
   100,000  BB-     UCAR Global Enterprises, Sr. Sub. Notes,
                       12.000% due 1/15/05                               112,500
    80,000  B+      WCI Steel Co., Sr. Notes, 10.000% due 12/1/04         81,000
   100,000  B       Weirton Steel Corp., Sr. Notes, 11.375%
                       due 7/1/04                                        102,750
--------------------------------------------------------------------------------
                                                                         699,570
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1997
================================================================================

                       PUTNAM DIVERSIFIED INCOME PORTFOLIO

    FACE
   AMOUNT   RATING                   SECURITY                           VALUE
================================================================================
Miscellaneous -- 0.7%

$   65,000  B+      Allied Waste Corp., Sr. Sub. Notes, 10.250%
                       due 12/1/06                                 $      68,494
    30,000  BBB-    Comp Nav Perez Companc Inc., Bonds, 9.000%
                       due 1/30/04                                        30,263
   130,000  B-      Day International Group Inc., Sr. Sub. Notes,
                      11.125% due 6/1/05                                 133,250
                    Hollinger International Inc., Company Guaranteed:
    40,000  BB+        8.625% due 3/15/05                                 39,900
    40,000  BB-        9.250% due 3/15/07                                 39,800
   110,000  NR      Interact Systems, Sr. Discount Notes, step bond
                      to yield 14.000% due 8/10/03+                       59,538
                    Newport News Shipbuilding Corp., Sr. Sub. Notes:
    30,000  BB         8.625% due 12/1/06                                 30,150
    25,000  B+         9.250% due 12/1/06                                 25,438
    25,000  B-      Sun Media Corp., Sr. Sub. Notes, 9.500%
                       due 2/15/07                                        24,375
    15,000  BB-     Titan Wheel International Inc., Sr. Sub.
                       Notes, 8.750% due 4/1/07                           15,038
   180,000  B+      Unysis Corp., Sr. Notes, 11.750% due 10/15/04        190,350
    50,000  B       Vlsi Technology, Sub. Notes, 8.250% due 10/1/05       48,125
--------------------------------------------------------------------------------
                                                                         704,721
--------------------------------------------------------------------------------
Oil Drilling & Services -- 0.1%
    45,000  B+      Parker Drilling Corp., Sr. Notes, 9.750%
                       due 11/15/06                                       46,013
--------------------------------------------------------------------------------
Paper Packaging/Products -- 1.3%
   200,000  BB      APP International Finance Co., Guaranteed
                       Secured Notes, 11.750% due 10/1/05                209,499
                    Domtar, Inc.:
    60,000  BB+        Debentures, 9.500% due 8/1/16                      61,275
    25,000  BB+        Sr. Notes, 8.750% due 8/1/06                       25,125
   105,000  B       Florida Coast Paper, 1st Mortgage Notes,
                      12.750% due 6/1/03                                  99,750
   200,000  B-      Ivex Packaging, Sr. Sub. Notes, 12.500%
                       due 12/15/02                                      216,250
   135,000  NR      Maxxam Group Holdings, Senior Notes, 12.000%
                       due 8/1/03                                        136,013
    30,000  BB-     Printpack Inc., Sr. Notes, Series A, 9.875%
                       due 8/15/04+                                       30,825
    50,000  BB+     Rainy River Forest, Sr. Secured Notes,
                      10.750% due 10/15/01                                55,188
    30,000  BB-     Randor Holdings Inc., Sr. Notes, 10.000%
                       due 12/1/03                                        30,150
   220,000  Caa*    Repap New Brunswick, Sr. Secured Notes,
                      10.625% due 4/15/05                                208,999
                    Riverwood International:
    50,000  B-         Sr. Notes, 10.250% due 4/1/06                      47,250
   250,000  B-         Sr. Sub. Notes, 10.875% due 4/1/08                209,999
    25,000  B       Stone Container Corp., Sr. Sub. Notes, 11.500%
                       due 10/1/04                                        24,563
--------------------------------------------------------------------------------
                                                                       1,354,886
--------------------------------------------------------------------------------
Plastics -- 0.1%
    60,000  B3*     Key Plastics, Sr. Notes, 14.000% due 11/15/99         61,050
    75,000  BB-     Owens Illinois Inc., Sr. Sub. Notes, 9.750%
                       due 8/15/04                                        78,750
--------------------------------------------------------------------------------
                                                                         139,800
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1997
================================================================================

                       PUTNAM DIVERSIFIED INCOME PORTFOLIO

    FACE
   AMOUNT   RATING                   SECURITY                           VALUE
================================================================================
Publishing -- 0.1%
$   40,000  B       Globolstar Capital, Units, 11.375%
                       due 2/15/04                                 $      39,800
    25,000  BB-     World Color Press Inc., Sr. Sub. Notes,
                      9.125% due 3/15/03                                  25,000
--------------------------------------------------------------------------------
                                                                          64,800
--------------------------------------------------------------------------------
Recreation -- 0.3%
   275,000  B       Adams Outdoor Advertising Ltd., Sr. Notes,
                       10.750% due 3/15/06                               286,000
--------------------------------------------------------------------------------
Retailers -- 1.9%
    30,000  B+      Anvil Knitwear Inc., Senior Notes, 10.870%
                       due 3/15/07                                        29,250
   225,000  B+      Brylane LP/Brylane Capital Corp., Sr. Sub.
                      Notes A, 10.000% due 9/1/03                        233,719
   190,000  B       Corporate Express, Sr. Sub. Notes, 9.125%
                       due 3/15/04                                       184,775
   175,000  BB-     Federated Department Stores Inc., Sr. Notes,
                       8.125% due 10/15/02                               179,156
    40,000  B       Genesco Inc., Sr. Notes, 10.375% due 2/1/03           40,750
    55,000  B       Loehmann's Inc., Sr. Sub. Notes, 11.875%
                       due 5/15/03                                        57,475
   150,000  B       Mothers Work Inc., Sr. Notes, 12.625% due 8/1/05     153,938
   200,000  B-      Phar-Mor, Inc., Sr. Notes, 11.720% due 9/11/02       202,749
   105,000  NR      Sassco Fashions Ltd., 12.750% due 12/31/03           108,675
   350,000  BB+     Southland Corp. First Priority, Sr. Sub.
                       Debentures, 5.000% due 12/15/03                   287,000
   170,000  BB-     Tultex Corp., Sr. Notes, 10.625% due 3/15/05         183,600
    50,000  B-      United Stationer Supply, Sr. Sub. Notes,
                       12.750% due 5/1/05                                 55,750
   150,000  BB-     Waban Inc., Sr. Sub. Notes, 11.000% due 5/15/04      166,500
--------------------------------------------------------------------------------
                                                                       1,883,337
--------------------------------------------------------------------------------
Supermarkets -- 0.5%
   250,000  NR      Pagemart Nationwide Inc., Sr. Discount Notes,
                       step bond to yield 12.591% due 2/1/05             170,000
    40,000  B1*     Quality Food Centers Inc., Sr. Sub. Notes,
                       8.700% due 3/15/07                                 39,600
   200,000  B-      Ralphs Grocery Co., Sr. Sub. Notes, 11.000%
                       due 6/15/05                                       213,249
    30,000  B+      Stater Brothers, Sr. Notes, 11.000% due 3/1/01        32,138
    35,000  B+      Supermercados Norte Inc., Bonds, 10.875%
                       due 2/9/04                                         35,088
--------------------------------------------------------------------------------
                                                                         490,075
--------------------------------------------------------------------------------
Telecommunications -- 5.2%
   500,000  NR      American Communication Service, Sr.
                       Discount Notes, step bond to yield 13.297%
                       due 11/1/05                                       267,499
   250,000  NR      Brooks Fiber Properties Inc., Sr. Discount
                       Notes, step bond to yield 10.379% due 3/1/06      163,125
   250,000  B+      Callnet Enterprises Inc., Sr. Discount Notes,
                       step bond to yield 11.462% due 12/1/04            211,875
     3,000  NR      Celcaribe SA Unit, Sr. Secured Notes, step
                       bond to yield 9.610% due 3/15/04                   39,300
    35,000  NR      Celestica International, Sr. Sub. Notes,
                      10.500% due 12/31/06                                36,881

                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1997
================================================================================

                       PUTNAM DIVERSIFIED INCOME PORTFOLIO

    FACE
   AMOUNT   RATING                   SECURITY                           VALUE
================================================================================
Telecommunications -- 5.2% (continued)
$  100,000  B-      Cellular Inc., Sr. Sub. Notes, step bond to
                       yield 11.038% due 9/1/03                    $      90,250
   540,000  CCC-    Cencall Communication Corp., Sr. Discount
                       Notes, step bond to yield 13.071% due 1/15/04     402,975
   100,000  B       Centennial Cellular, Sr. Notes, 8.875%
                       due 11/1/01                                        97,250
    65,000  NR      Colt Telecommunications, step bond to yield
                      12.000% due 12/15/06                                38,025
    30,000  NR      Consorcio Ecuatoriano, Notes, 14.000% due 5/1/02      30,375
    75,000  NR      Dobson Communications Corp., Senior Notes,
                       11.750% due 4/15/07                                71,438
    20,000  NR      GST Unit Telecommunications Inc., Sr. Sub.
                       Discount Notes, step bond to yield 14.752%
                       due 12/15/05                                       15,200
   360,000  NR      GST USA Inc., Sr. Discount Exchangeable Notes,
                       step bond to yield 14.606% due 12/15/05           215,999
    15,000  B-      Gray Communications Systems, Sr. Sub. Notes,
                       10.625% due 10/1/06                                15,656
   395,000  NR      Hyperion Telecommunications Inc., Sr. Discount
                       Notes, step bond to yield 13.426% due 4/15/03     220,213
                    Intelcom Group Inc., Sr. Discount Notes:
   200,000  NR         Step bond to yield 13.236% due 9/15/05            136,000
   200,000  NR         Step bond to yield 12.500% due 5/1/06             124,250
    45,000  NR      International Wireless Unit, Sr. Secured
                       Discount Notes, zero coupon bond to yield
                      18.287% due 8/15/01                                 25,313
   125,000  NR      McCaw International Ltd., step bond to yield
                      13.000% due 4/15/07                                 61,875
   130,000  B3*     McLeod Inc., Sr. Discount Notes, step bond to
                      yield 10.500% due 3/1/07                            73,450
                    MFS Communications Inc., Sr. Discount Notes:
   150,000  BBB-       Step bond to yield 8.993% due 1/15/04             135,563
   250,000  BBB-       Step bond to yield 8.864% due 1/15/06             188,750
   180,000  CCC     Metrocall Inc., Sr. Sub. Notes, 10.375% due
                      10/1/07                                            148,950
   585,000  B-      Millicom International Cellular, Sr. Sub.
                      Discount Notes, 13.500% due 6/1/06                 411,693
   125,000  B-      Mobile Telecom, Sr. Notes, 13.500% due 12/15/02      122,813
   675,000  CCC+    Nextel Communications Inc., Sr. Discount
                       Notes, step bond to yield 12.982% due 8/15/04     492,749
   100,000  NR      Nextlink Communications LLC, Sr. Discount Notes,
                       12.500% due 4/15/06                               103,250
   190,000  CCC+    Omnipoint Corp., Sr. Notes, 11.625% due 8/15/06+     155,800
   210,000  B3*     Orbcomm Global, Sr. Notes, 14.000% due 8/15/04+      215,775
    95,000  B       Paging Network Inc., Sr. Sub. Notes, 10.000%
                       due 10/15/03                                       84,075
    76,000  NR      Pricellular Wire, Convertible Debenture, step
                       bond to yield 10.750% due 8/15/04                  64,600
   175,000  CCC+    Pricellular Wireless Corp., Sr. Sub. Discount
                       Exchange Notes, zero coupon bond to yield
                       12.806% due 11/15/01                              180,904

                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1997
================================================================================

                       PUTNAM DIVERSIFIED INCOME PORTFOLIO

    FACE
   AMOUNT   RATING                   SECURITY                           VALUE
================================================================================
Telecommunications -- 5.2% (continued)
$   25,000  BB-     Roger Communications Inc., Sr. Debentures,
                       10.875% due 4/15/04                         $      26,250
   100,000  BB+     Rogers Cantel, Debenture, 9.375% due 6/1/08          102,500
    25,000  CCC+    Sygnet Wireless, Sr. Notes, 11.500% due 10/1/06       24,813
   250,000  B       Teleport Communications, Sr. Discount Notes,
                       step bond to yield 9.974% due 7/1/07              171,875
   300,000  CCC+    Winstar Communications, Sr. Sub. Discount
                       Notes, step bond to yield 12.327%
                       due 10/15/05+                                     180,750
    60,000  CCC+    Winstar Equipment Inc., Sr. Sub. Discount
                       Notes, 12.500% due 3/15/04                         58,425
--------------------------------------------------------------------------------
                                                                       5,206,484
--------------------------------------------------------------------------------
Telephone -- 0.5%
                    Diamond Cable Communications PLC, Sr.
                      Discount Notes:
   100,000  B-         Step bond to yield 10.920% due 9/30/04             81,625
   225,000  B-         Step bond to yield 11.468% due 12/15/05           156,937
   115,000  B-         Step bond to yield 10.750% due 2/15/07             68,713
    75,000  B+      Fonorola Inc., Sr. Notes, 12.500% due 8/15/02         81,000
   180,000  B       Intercel Inc., Sr. Discount Notes, step bond
                       to yield 12.000% due 5/1/06                       106,200
--------------------------------------------------------------------------------
                                                                         494,475
--------------------------------------------------------------------------------
Textiles -- 0.4%
    25,000  B-      Gear for Sports Inc., Sr. Sub. Notes, 9.625%
                       due 3/1/07                                         24,531
    30,000  B-      Glenoit Corp., Sr. Sub. Notes, 11.000%
                       due 4/15/07                                        30,450
   200,000  BB-     Guess Jeans Inc., 9.500% due 8/15/03                 202,999
    70,000  B+      Polysindo International Finance, 11.375%
                       due 6/15/06                                        74,550
    50,000  NR      William Carter Holdings, 12.000% due 10/1/08          50,438
    15,000  B-      William Carter, Sr. Sub. Notes, 10.375%
                       due 12/1/06                                        15,131
--------------------------------------------------------------------------------
                                                                         398,099
--------------------------------------------------------------------------------
Transportation -- 0.1%
    15,000  B       Atlantic Express, Company Guaranteed, 10.750%
                       due 2/1/04                                         15,413
   100,000  BB-     Eletson Holdings, Inc., First Preferred
                       Mortgage Notes, 9.250% due 11/15/03                99,250
--------------------------------------------------------------------------------
                                                                         114,663
--------------------------------------------------------------------------------
Utility - Electric -- 1.1%
    85,000  BB-     AES China Generating Co., Senior Notes,
                       10.125% due 12/15/06                               89,038
    15,000  B       Costilla Energy, Sr. Sub. Notes, 10.250%
                       due 10/1/06                                        15,150
    72,000  BB-     First PV Funding Corp., Lease Obligation
                       Bond Series 86B, 10.150% due 1/15/16               75,240
    30,000  B       Forcenergy Inc., Sr. Sub. Notes, 8.500%
                       due 2/15/07                                        28,575
    20,000  NR      Hidro Pierda Aguila, Bonds, 10.625% due 10/9/01       20,850
   150,000  BB+     Long Island Lighting Co., Debenture, 9.000%
                       due 11/1/22                                       162,000

                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1997
================================================================================

                       PUTNAM DIVERSIFIED INCOME PORTFOLIO

    FACE
   AMOUNT   RATING                   SECURITY                           VALUE
================================================================================
Utility - Electric -- 1.1% (continued)
$   19,140  BB-     Midland Funding Corp. I, Sr. Secured
                       Lease Obligation Bond
                       Series C 91, 10.330% due 7/23/02            $      20,409
                    Midland Funding Corp. II, Sub. Secured Lease
                      Obligation Bond:
   115,000  B          Series A, 11.750% due 7/23/05                     124,919
    75,000  B          Series B, 13.250% due 7/23/06                      84,469
                    Niagara Mohawk Power:
   100,000  BB-        1st Mortgage Notes, 5.875% due 9/1/02              91,625
   100,000  BB-        1st Mortgage Notes, 6.875% due 3/1/07              97,000
   150,000  B          Medium Term Notes, 9.990% due 5/11/04             154,125
                    Northeast Utilities, Notes:
   122,666  BB-        8.380% due 12/1/05                                119,600
    19,036  BB-        8.580% due 12/1/06                                 18,370
--------------------------------------------------------------------------------
                                                                       1,101,370
--------------------------------------------------------------------------------
                    TOTAL CORPORATE DEBENTURES
                    (Cost-- $33,748,907)                             33,784,026
================================================================================
   SHARES                            SECURITY                           VALUE
================================================================================
COMMON STOCKS -- 0.1%
        25          AmeriKing, Inc.                                        1,250
       500          Cablevision Systems Corp.                             15,750
     1,325          Grand Union Co.                                        4,430
     2,202          Premium Standard Farms                                58,368
--------------------------------------------------------------------------------
                    TOTAL COMMON STOCKS
                    (Cost-- $133,572)                                     79,798
================================================================================
PREFERRED STOCKS -- 1.6%
       204          American Radio Systems                                20,116
     1,000          AmeriKing, Inc.                                       26,500
        15          Anvil Holdings Inc.+                                  14,775
                    Cablevision System Corp., Class A:
       294             Series H                                           27,857
     1,657             Series M, Payment-in-kind                         152,444
     5,400          California Federal Capital                           135,000
       750          Chancellor Radio                                      73,688
     3,500          Chevy Chase Capital Corp.                            170,625
     2,512          El Paso Electric Co., Series A, Payment-in-kind      271,362
       800          Fresenius National Medical Care                       79,400
     1,250          Granite Broadcasting                                  54,219
        20          Intermedia Communication, Payment-in-kind            193,498
     1,910          Nextlink Communications Unit                          90,009
        65          NTL Inc., Payment-in-kind                             63,050
     3,000          Public Service Co.                                    67,500
       825          SD Warren Co., Convertible 14.000%                    32,175

                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1997
================================================================================

                       PUTNAM DIVERSIFIED INCOME PORTFOLIO

   SHARES                            SECURITY                           VALUE
================================================================================
PREFERRED STOCKS -- 1.6% (continued)
     1,190          SFX Broadcasting 12.625%                       $     118,108
        75          Spanish Broadcasting System                           66,000
         4          Time Warner Inc.                                       4,300
--------------------------------------------------------------------------------
                    TOTAL PREFERRED STOCKS
                    (Cost-- $1,712,264)                                1,660,626
================================================================================
WARRANTS -- 0.0%
       150          Heartland Wireless Communications Inc.,
                       Expire 4/26/00                                          2
       395          Hyperion Communications Inc., Expire 4/1/01           11,849
       495          Intelcom Group Inc., Expire 9/15/05                    6,435
       110          Intersystems, Inc., Expire 12/31/99                      28
       125          Intermedia Communications Inc., Expire 6/1/00          2,500
        45          International Wireless Inc., Expire 8/15/01                0
        75          Louisiana Casino Cruises, Expire 12/1/98                   1
       201          Petracomm Holdings, Expire 8/1/05+                     1,432
       221          President Riverboat Casinos Inc., Expire 9/30/99         111
        85          SD Warren Holdings Corp., Series B,
                       Expire 12/15/06                                     1,105
        40          Sterling Chemical Holdings, Expire 8/15/08             1,400
        75          Spanish Broadcasting System, Expire 6/30/99            8,249
       700          Terex Corp., Appreciation Rights, Expire 5/15/02       3,500
       300          Wireless One Inc., Expire 10/15/03                       300
--------------------------------------------------------------------------------
                    TOTAL WARRANTS
                    (Cost-- $49,527)                                      36,912
================================================================================
                    TOTAL HIGH YIELD SECTOR
                    (Cost -- $35,644,270)                             35,561,362
================================================================================

    FACE
   AMOUNT++                            SECURITY                           VALUE
================================================================================
INTERNATIONAL SECTOR -- 27.7%
================================================================================
FOREIGN GOVERNMENT AGENCIES & OBLIGATIONS -- 27.5%
================================================================================
Argentina -- 0.8%
   887,550          Republic of Argentina, 6.750% due 3/31/05            814,327
--------------------------------------------------------------------------------
Australia -- 0.7%
   790,000          Australian Government, 10.000% due 2/15/06           703,949
--------------------------------------------------------------------------------
Denmark -- 1.0%
                    Danish Government:
 3,165,000             8.000% due 11/15/01                               532,046
 2,845,000             8.000% due 3/15/06                                473,893
--------------------------------------------------------------------------------
                                                                       1,005,939
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1997
================================================================================

                       PUTNAM DIVERSIFIED INCOME PORTFOLIO

    FACE
   AMOUNT++                            SECURITY                           VALUE
================================================================================
France -- 8.5%
--------------------------------------------------------------------------------
                    French BTAN Treasury Bill:
27,030,000             4.500% due 10/12/98                         $   4,685,930
10,272,000             7.000% due 10/12/00                             1,911,172
11,240,000             5.500% due 10/12/01                             1,992,094
--------------------------------------------------------------------------------
                                                                       8,589,196
--------------------------------------------------------------------------------
Germany -- 6.8%
                    Bundesobligation:
 3,350,000             5.250% due 2/21/01+++                           1,995,452
 6,000,000             4.750% due 11/20/01                             3,487,325
                    Deutsche Republic:
   240,000             6.875% due 5/12/05+++                             149,693
 2,140,000             6.250% due 4/26/06+++                           1,280,268
--------------------------------------------------------------------------------
                                                                       6,912,738
--------------------------------------------------------------------------------
Great Britain -- 5.9%
                    United Kingdom Treasury:
   715,000             6.000% due 8/10/99                              1,139,503
 1,530,000             7.000% due 6/7/02                               2,460,875
 1,440,000             7.500% due 12/7/06                              2,338,023
--------------------------------------------------------------------------------
                                                                       5,938,401
--------------------------------------------------------------------------------
Italy -- 1.2%
60,000,000          Italian Government, 6.250% due 3/1/02              1,169,063
--------------------------------------------------------------------------------
Mexico -- 0.8%
   890,000          Mexico Discount Brady Floater Bond,
                      6.352% due 12/31/19                                788,206
--------------------------------------------------------------------------------
South Africa -- 0.5%
 2,390,000          Republic of South Africa, 13.000% due 8/31/10        478,956
--------------------------------------------------------------------------------
Sweden -- 1.3%
10,800,000          Swedish Government, 5.500% due 4/12/02             1,337,008
--------------------------------------------------------------------------------
                    TOTAL FOREIGN GOVERNMENT
                    AGENCIES & OBLIGATIONS
                    (Cost-- $28,956,988)                              27,737,783
================================================================================

   SHARES                            SECURITY                           VALUE
================================================================================
CALL OPTIONS -- 0.1%

300,000,000         Japan Government Bond, Future Call @ 128.00 Yen
                       Expire 5/30/97                                      1,181
  1,400,000         Japan Government Bond, Future Call @ 125.25 Yen
                       Expire 6/11/97                                     18,760
  1,400,000         Swiss Franc Future, Call @ 1.4555 Franc Expire
                       6/11/97                                            25,060
--------------------------------------------------------------------------------
                    TOTAL CALL OPTIONS
                    (Cost-- $53,275)                                     45,001
================================================================================

                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1997
================================================================================

                       PUTNAM DIVERSIFIED INCOME PORTFOLIO

   SHARES                           SECURITY                           VALUE
================================================================================
PUT OPTIONS -- 0.1%
================================================================================
 4,200,000          Deutsche Mark, Future Put @ 1.692
                       Deutsche Mark Expire 5/28/97               $       99,120
 1,400,000          Deutsche Mark, Future Put @ 1.709
                       Deutsche Mark Expire 6/11/97                       23,660
--------------------------------------------------------------------------------
                    TOTAL PUT OPTIONS
                    (Cost-- $51,814)                                     122,780
================================================================================
                    TOTAL INTERNATIONAL SECTOR
                    (Cost-- $29,062,077)                              27,905,564
================================================================================
  FACE
  AMOUNT                             SECURITY                           VALUE
================================================================================
REPURCHASE AGREEMENT -- 6.1%
$6,198,000          J.P. Morgan Securities, 5.430% due 5/1/97;
                    Proceeds at maturity -- $6,198,935; Fully
                    collateralized by U.S. Treasury Bonds, 10.750%
                    due 2/15/03; (Market value -- $6,446,178)
                    (Cost -- $6,198,000)                               6,198,000
================================================================================
                    TOTAL INVESTMENTS -- 100%
                    (Cost-- $102,307,964**)                         $100,912,889
================================================================================


 + Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
++   Represents local currency.
 @   Security traded on a "to-be-announced" basis (See Note 9).
+++  Security segregated by Custodian for forward exchange contracts.
**   Aggregate cost for Federal income tax purposes is substantially the same.

     See page 33 for definition of ratings.

                       See Notes to Financial Statements.

================================================================================
 Bond Ratings
================================================================================

All ratings are by Standard & Poor's Ratings Services ("Standard &Poor's"), except that those identified by an asterisk (*) are rated by Moody's Investors Service Inc.("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's--Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories

AAA    -- Bonds rated "AAA" have the highest rating assigned by Standard &
          Poor's. Capacity to pay interest and repay principal is extremely strong.

AA     -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.

A      -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB    -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB     -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B      -- Bonds rated "B" have a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC    -- Bonds rated "CCC" are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

Moody's-- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Caa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa    -- Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa     -- Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A      -- Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade which suggest a susceptibility to impairment some time in the future.

Baa    -- Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba     -- Bonds that are rated "Ba" are judged to have speculative elements;
          their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B      -- Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa    -- Bonds that are rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

NR     -- Indicates that the bond is not rated by Standard & Poor's or Moody's.

================================================================================
Statements of Assets and Liabilities (unaudited)                   April 30,1997
================================================================================

                                                                                     Putnam
                                                                   Smith Barney    Diversified
                                                                   High Income       Income
                                                                    Portfolio       Portfolio
===============================================================================================
ASSETS:
  Investments, at value (Cost -- $88,010,694,
    and $102,307,964, respectively)                               $  88,483,282   $ 100,912,889
  Dividends and interest receivable                                   1,554,312       1,730,134
  Receivable for securities sold                                        875,866       2,618,927
  Receivable for closed foreign currency exchange contracts                  --         162,840
  Other receivables                                                          --           4,784
-----------------------------------------------------------------------------------------------
  Total Assets                                                       90,913,460     105,429,574
-----------------------------------------------------------------------------------------------
LIABILITIES:
  Management fees payable                                               199,070          58,206
  Payable for securities purchased                                           --       5,657,214
  Payable for closed foreign currency exchange contracts                     --         288,104
  Payable for open foreign currency exchange contracts (Note 5)              --         192,381
  Payable to bank                                                            --          23,553
  Accrued expenses                                                       11,042          44,851
-----------------------------------------------------------------------------------------------
  Total Liabilities                                                     210,112       6,264,309
-----------------------------------------------------------------------------------------------
Total Net Assets                                                  $  90,703,348   $  99,165,265
===============================================================================================
NET ASSETS:
  Par value of capital shares                                     $          75   $          86
  Capital paid in excess of par value                                85,918,635      97,167,370
  Undistributed net investment income                                 3,804,283       2,680,613
  Accumulated net realized gain from security transactions
    and options                                                         507,767         957,333
  Net unrealized appreciation (depreciation) of investments,
    options and foreign currencies                                      472,588      (1,640,137)
-----------------------------------------------------------------------------------------------
Total Net Assets                                                  $  90,703,348   $  99,165,265
===============================================================================================
Shares Outstanding                                                    7,521,945       8,630,489
-----------------------------------------------------------------------------------------------
Net Asset Value                                                          $12.06          $11.49
-----------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

================================================================================
Statements of Operations (unaudited)
================================================================================

For the Six Months Ended April 30, 1997
                                                                                      Putnam
                                                                     Smith Barney  Diversified
                                                                     High Income      Income
                                                                      Portfolio     Portfolio
===============================================================================================
INVESTMENT INCOME:
  Interest                                                           $ 3,952,078    $ 3,390,954
  Dividends                                                              131,895         46,610
-----------------------------------------------------------------------------------------------
  Total Investment Income                                              4,083,973      3,437,564
-----------------------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 2)                                               235,516        337,607
  Shareholder communications                                              10,331         14,876
  Audit and legal                                                          7,512          7,935
  Registration fees                                                        6,809          9,917
  Pricing service fees                                                     5,100          9,917
  Directors' fees                                                          4,368          2,976
  Shareholder and system servicing fees                                    3,522          3,472
  Custody                                                                  2,253         15,372
  Other                                                                    4,526          3,272
-----------------------------------------------------------------------------------------------
  Total Expenses                                                         279,937        405,344
-----------------------------------------------------------------------------------------------
Net Investment Income                                                  3,804,036      3,032,220
-----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, OPTIONS AND FOREIGN
CURRENCIES (NOTES 3, 4 AND 5):
  Realized Gain (Loss) From:
    Security transactions (excluding short-term securities)              531,306        913,948
    Options purchased                                                         --        (27,087)
    Foreign currency transactions                                            146       (453,297)
-----------------------------------------------------------------------------------------------
  Net Realized Gain                                                      531,452        433,564
-----------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation)
  of Investments, Options and Foreign Currencies:
    Beginning of period                                                  688,950        936,444
    End of period                                                        472,588     (1,640,137)
-----------------------------------------------------------------------------------------------
  Increase in Net Unrealized Depreciation                               (216,362)    (2,576,581)
-----------------------------------------------------------------------------------------------
Net Gain (Loss) on Investments, Options and
  Foreign Currencies                                                     315,090     (2,143,017)
-----------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                               $ 4,119,126    $   889,203
===============================================================================================

                       See Notes to Financial Statements.

================================================================================
Statements of Changes in Net Assets
================================================================================

For the Six Months Ended April 30, 1997 (unaudited) and the Year Ended October 31, 1996

Smith Barney High Income Portfolio                                     1997             1996
================================================================================================
OPERATIONS:
  Net investment income                                             $  3,804,036    $  4,295,269
  Net realized gain                                                      531,452         325,168
  Increase in net unrealized appreciation (depreciation)                (216,362)        323,019
------------------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                               4,119,126       4,943,456
------------------------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS FROM:
  Net investment income                                               (3,902,709)     (1,234,142)
  Net realized gains                                                    (325,225)             --
------------------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                                     (4,227,934)     (1,234,142)
------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
  Net proceeds from sale of shares                                    21,574,945      41,371,503
  Net asset value of shares issued
    for reinvestment of dividends                                      4,227,935       1,234,142
  Cost of shares reacquired                                             (945,648)       (809,848)
------------------------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                                           24,857,232      41,795,797
------------------------------------------------------------------------------------------------
Increase in Net Assets                                                24,748,424      45,505,111
NET ASSETS:
  Beginning of period                                                 65,954,924      20,449,813
------------------------------------------------------------------------------------------------
  End of period*                                                    $ 90,703,348    $ 65,954,924
================================================================================================
* Includes undistributed net investment income of:                  $  3,804,283    $  3,902,810
================================================================================================

                       See Notes to Financial Statements.

================================================================================
Statements of Changes in Net Assets (continued)
================================================================================

For the Six Months Ended April 30, 1997 (unaudited) and the Year Ended October 31, 1996

Putnam Diversified Income Portfolio                                        1997            1996
==================================================================================================
OPERATIONS:
  Net investment income                                               $  3,032,220    $  4,349,534
  Net realized gain                                                        433,564         620,131
  Increase in net unrealized appreciation (depreciation)                (2,576,581)        464,183
--------------------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                                   889,203       5,433,848
--------------------------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS FROM:
  Net investment income                                                 (4,026,830)     (1,338,472)
  Net realized gains                                                      (647,170)       (505,992)
--------------------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                                       (4,674,000)     (1,844,464)
--------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
  Net proceeds from sale of shares                                      17,914,156      44,714,713
  Net asset value of shares issued
    for reinvestment of dividends                                        4,673,999       1,844,465
  Cost of shares reacquired                                               (714,087)       (586,297)
--------------------------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                                             21,874,068      45,972,881
--------------------------------------------------------------------------------------------------
Increase in Net Assets                                                  18,089,271      49,562,265
NET ASSETS:
  Beginning of period                                                   81,075,994      31,513,729
--------------------------------------------------------------------------------------------------
  End of period*                                                      $ 99,165,265    $ 81,075,994
==================================================================================================
* Includes undistributed net investment income of:                    $  2,680,613    $  4,128,520
==================================================================================================

                       See Notes to Financial Statements.

================================================================================
Notes to Financial Statements (unaudited)
================================================================================

     1. Significant Accounting Policies

     The Smith Barney High Income and Putnam Diversified Income Portfolios ("Portfolio(s)") are separate investment portfolios of the Travelers Series Fund Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these Portfolios and ten other separate investment portfolios: AIM Capital Appreciation, Alliance Growth, Van Kampen American Capital Enterprise, Smith Barney Income and Growth, Smith Barney International Equity, Smith Barney Pacific Basin, TBC Managed Income, GT Global Strategic Income, MFS Total Return and Smith Barney Money Market Portfolios. Shares of the Fund are offered only to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate semi-annual reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government agencies and obligations are valued at the mean between the bid and ask prices;
(c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, as applicable; (d) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence;
(e) interest income, adjusted for accretion of original issue discount, is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 1996, reclassifications were made to the Portfolios' capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (j) the Portfolios intend to comply with

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, Putnam Diversified Income Portfolio may enter into foreign currency exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled or closed.

2.   Management Agreement and Transactions with Affiliated Persons

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as the investment manager of the Smith Barney High Income Portfolio ("SBHI"). Travelers Investment Adviser, Inc. ("TIA"), an affiliate of SBMFM, acts as the investment manager of the Putnam Diversified Income Portfolio ("PDIP"). SBHI pays SBMFM a management fee calculated at an annual rate of 0.60% of the average daily net assets of the Portfolio. PDIP pays TIA a management fee calculated at an annual rate of 0.75% of the average daily net assets of the Portfolio. These fees are calculated daily and paid monthly.

     TIA has entered into a sub-advisory agreement with Putnam Investment Management, Inc. ("PIM"). Pursuant to the sub-advisory agreement, PIM is responsible for the day-to-day portfolio operations and investment decisions for PDIP and is compensated for such service at the annual rate of 0.35% of the average daily net assets of PDIP. TIA pays this fee to PIM on a monthly basis.

     TIA has entered into a Sub-Administrative Services Agreement with SBMFM. TIA pays SBMFM, as sub-administrator, a fee calculated at an annual rate of 0.10% of the average daily net assets of PDIP.

     Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Fund shares.

     All officers and one Director of the Fund are employees of SB.

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

     3. Investments

     During the six months ended April 30, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                  SBHI                  PDIP
================================================================================
Purchases                                    $ 44,807,258           $120,332,658
--------------------------------------------------------------------------------
Sales                                          26,958,662            101,005,452
================================================================================

     At April 30, 1997, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                        SBHI            PDIP
================================================================================
Gross unrealized appreciation                       $ 3,070,428     $ 1,627,968
Gross unrealized depreciation                        (2,597,840)     (3,023,043)
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)          $   472,588     $(1,395,075)
================================================================================

     4. Option Contracts

     Premiums paid when put or call options are purchased by the Portfolios, represent investments, which are marked-to-market daily and are included in the schedules of investments. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into closing sales transaction, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or lesser than the premium paid for the option. When the Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

     As of April 30, 1997, PDIP held three purchased call options with a cost of $53,275, and two purchased put options with a cost of $51,814.

     When the Portfolios write a covered call or put option, an amount equal to the premium received by the Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain equal to the amount of the premium received. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolios purchased upon exercise. When written index options are exercised, settlement is made in cash.

     The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of loss if the market price of the underlying security declines.

     During the period ended April 30, 1997, the Portfolios did not write any options.

     5. Foreign Currency Exchange Contracts

     At April 30, 1997, the PDIP had open foreign currency exchange contracts as described below. The Portfolio records realized gains or losses at the time the forward contract is offset by entry into a closing transaction or settlement of the contract. The Portfolio bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts is reflected in the accompanying financial statements as follows:

                             Local          Market     Settlement    Unrealized
Foreign Currency           Currency         Value        Date        Gain (Loss)
================================================================================
To Buy:
  Australian Dollar           751,519   $     586,529   6/18/97   $         893
  British Pound               180,600         293,025   6/18/97          (2,188)
  Canadian Dollar           2,428,700       1,741,378   6/18/97         (41,138)
  French Franc                 63,700          10,957   6/18/97            (127)
  German Deutschemark      13,112,238       7,599,976   6/18/97        (122,028)
  Italian Lira          3,124,663,260       1,823,237   6/18/97         (10,010)
  Japanese Yen            412,350,068       3,267,692   6/18/97        (157,548)
  Spanish Peseta          202,346,580       1,387,171   6/18/97         (33,985)
  Swedish Krone             6,390,000         816,113   6/18/97         (25,257)
  Swiss Franc               1,795,150       1,224,523   6/18/97         (26,366)
  Thai Baht                 5,237,500         199,897   6/18/97            (183)
--------------------------------------------------------------------------------
                                                                       (417,937)
--------------------------------------------------------------------------------

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

                             Local           Market    Settlement    Unrealized
Foreign Currency           Currency          Value        Date      Gain (Loss)
================================================================================
To Sell:
  British Pound             1,995,300   $   3,237,389   6/18/97   $     (42,924)
  Canadian Dollar             405,000         290,385   6/18/97           9,171
  German Deutschemark       7,051,750       4,087,260   6/18/97          87,199
  Danish Krona              1,349,647         205,485   6/18/97           6,590
  French Franc             28,590,500       4,918,034   6/18/97          84,132
  Italian Lira          1,062,942,800         620,226   6/18/97           8,735
  Japanese Yen            118,307,913         937,538   6/18/97          23,372
  Swedish Krone            10,183,200       1,300,570   6/18/97          31,974
  Swiss Franc               1,794,650       1,224,181   6/18/97          17,307
--------------------------------------------------------------------------------
                                                                        225,556
--------------------------------------------------------------------------------
Total Unrealized Loss on
   Forward Foreign Currency Contracts                             $    (192,381)
================================================================================

     6. Repurchase Agreements

     The Portfolios purchase (and their custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     7. Futures Contracts

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolios enter into such contracts to hedge a portion of their portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

     As of April 30, 1997, the Portfolios had no open futures contracts.

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

     8. Lending of Portfolio Securities

     The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations, and receive a lenders' fee, which is shared 60% by the Portfolios and 40% by the custodian. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary between 2% and 5% depending on the type of securities loaned. The custodian establishes and maintains the collateral in segregated accounts. The Portfolios maintain exposure for the risk of any losses in the investment of amounts received as collateral.

     At April 30, 1997, there were no securities on loan.

     9. Securities Traded on a When-Issued or To-Be-Announced Basis

     PDIP may trade securities on a "to-be-announced" ("TBA ") basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

     As of April 30, 1997, PDIP held three TBA securities with a cost of $2,355,185.

     10. Capital Shares

     At April 30, 1997, the Fund had six billion shares of $0.00001 par value capital stock authorized. Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each share of the same Portfolio and has an equal entitlement to any dividends and distributions made by the Portfolio.

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

     Transactions in shares of each Portfolio were as follows:

                                             Six Months Ended      Year Ended
                                              April 30, 1997    October 31, 1996
================================================================================
Smith Barney High Income
Shares sold                                      1,785,801        3,599,769
Shares issued on reinvestment                      358,299          111,284
Shares redeemed                                    (78,386)         (70,401)
--------------------------------------------------------------------------------
Net Increase                                     2,065,714        3,640,652
================================================================================
Putnam Diversified
Income Shares sold                               1,527,070        3,899,802
Shares issued on reinvestment                      403,976          163,407
Shares redeemed                                    (61,308)         (51,742)
--------------------------------------------------------------------------------
Net Increase                                     1,869,738        4,011,467
================================================================================

================================================================================
Financial Highlights
================================================================================

For a share of each capital stock outstanding throughout each period:
Smith Barney High Income Portfolio                  1997(1)            1996           1995         1994(2)
==========================================================================================================
Net Asset Value, Beginning of Period                 $12.09           $11.26         $10.07         $10.00
----------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income(3)                             0.45             1.14           0.93           0.29
  Net realized and unrealized gain (loss)              0.24             0.19           0.48          (0.22)
----------------------------------------------------------------------------------------------------------
Total Income From Operations                           0.69             1.33           1.41           0.07
----------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                               (0.66)           (0.50)         (0.22)            --
  Net realized gains                                  (0.06)              --             --             --
----------------------------------------------------------------------------------------------------------
Total Distributions                                   (0.72)           (0.50)         (0.22)            --
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                       $12.06           $12.09         $11.26         $10.07
----------------------------------------------------------------------------------------------------------
Total Return                                           5.80%++         12.17%         14.30%          0.70%++
----------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                    $90,703          $65,955        $20,450         $3,395
----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(3)                                          0.71%+           0.84%          0.70%          0.69%+
  Net investment income                                9.65+            9.79           9.54           7.55+
----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                  38%             104%            57%            15%
==========================================================================================================

(1)  For the six months ended April 30, 1997 (unaudited).
(2) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.
(3) The Manager waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the Manager reimbursed the Portfolio for $17,664 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                  Expense Ratios
                  Net Investment Income        Without Fee Waivers
                   Per Share Decreases           and Reimbursement
                   -------------------           -----------------
                    1995       1994               1995      1994
                    ----       ----               ----      ----
                    $0.04      $0.07              1.07%    2.60%+

++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.

================================================================================
Financial Highlights (continued)
================================================================================

For a share of capital stock outstanding throughout each period:

Putnam Diversified Income Portfolio                    1997(1)          1996(2)          1995           1994(3)
==============================================================================================================
Net Asset Value, Beginning of Period                   $11.99           $11.46           $10.18         $10.00
--------------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income(4)                               0.26             0.78             0.79           0.23
  Net realized and unrealized gain (loss)               (0.11)            0.27             0.58          (0.05)
--------------------------------------------------------------------------------------------------------------
Total Income From Operations                             0.15             1.05             1.37           0.18
--------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                 (0.56)           (0.39)           (0.09)            --
  Net realized gains                                    (0.09)           (0.13)              --             --
--------------------------------------------------------------------------------------------------------------
Total Distributions                                     (0.65)           (0.52)           (0.09)            --
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $11.49           $11.99           $11.46         $10.18
--------------------------------------------------------------------------------------------------------------
Total Return                                             1.21%++          9.43%           13.55%          1.80%++
--------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                      $99,165          $81,076          $31,514         $6,763
--------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(4)                                            0.90%+           0.96%            0.97%          0.98%+
  Net investment income                                  6.17+            7.57             7.53           6.14+
--------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                   118%             255%             276%            20%
==============================================================================================================

(1)  For the six months ended April 30, 1997 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.
(4) The Manager waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the Manager reimbursed the Portfolio for $19,028 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                Expense Ratios
                Net Investment Income         Without Fee Waivers
                 Per Share Decreases           and Reimbursement
                 -------------------           -----------------
                  1995      1994                 1995      1994
                  ----      ----                 ----      ----
                  $0.04     $0.07                1.31%    2.92%+

++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

                      [This page intentionally left blank]

                      [This page intentionally left blank]

--------------------------------------------------------------------------------
                               SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------



TRAVELERS SERIES
FUND INC.

SMITH BARNEY HIGH
INCOME PORTFOLIO

PUTNAM DIVERSIFIED
INCOME PORTFOLIO
----------------------------------------
April 30, 1997

[LOGO] SMITH BARNEY MUTUAL FUNDS
       Investing for your future.
       Every day.

Travelers Series                               SMITH BARNEY
Fund Inc.                                      ---------------------------------
                                               A Member of TravelersGroup[LOGO]

Directors                             Investment Managers
Victor K. Atkins                      Smith Barney Mutual Funds
A. E. Cohen                              Management Inc.
Robert A. Frankel                     Travelers Investment Adviser, Inc.
Rainer Greeven
Susan M. Heilbron
Heath B. McLendon, Chairman           Distributor
James M. Shuart                       Smith Barney Inc.

Officers                              Custodian
Heath B. McLendon                     PNC Bank, N.A.
Chief Executive Officer
                                      Annuity Administration
Lewis E. Daidone                      Travelers Annuity Investor Services
Senior Vice President and Treasurer   5 State House Square
                                      1 Tower Square
John C. Bianchi                       Hartford, CT 06183
Vice President
                                      This report is submitted for the general
James B. Conheady                     information of the shareholders of
Vice President                        Travelers Series Fund Inc. -- Smith Barney
                                      High Income and Putnam Diversified Income
Martin Hanley                         Portfolios. It is not authorized for
Vice President                        distribution to prospective investors
                                      unless accompanied or preceded by a
Jeffrey J. Russell                    current Prospectus for the Portfolios,
Vice President                        which contains information concerning the
                                      Portfolios' investment policies and
Bruce D. Sargent                      expenses as well as other pertinent
Vice President                        information.

Phyllis Zahorodny                     Travelers Series Fund Inc.
Vice President                        388 Greenwich Street
                                      New York, New York 10013
Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

                                      IN0805 6/97

SEMI-ANNUAL REPORT


TRAVELERS SERIES
FUND INC.

SMITH BARNEY INTERNATIONAL
EQUITY PORTFOLIO

SMITH BARNEY PACIFIC BASIN
PORTFOLIO

GT GLOBAL STRATEGIC INCOME
PORTFOLIO
--------------
April 30, 1997


[LOGO] SMITH BARNEY MUTUAL FUNDS

       Investing for your future.
       Every day.

--------------------------------------------------------------------------------
SMITH BARNEY INTERNATIONAL EQUITY, SMITH BARNEY PACIFIC
    BASIN AND GT GLOBAL STRATEGIC INCOME PORTFOLIOS
--------------------------------------------------------------------------------


Dear Shareholder:

We are pleased to provide the semi-annual report for the Travelers Series Fund Inc. - Smith Barney International Equity, Smith Barney Pacific Basin and GT Global Strategic Income Portfolios for the period ended April 30, 1997. For your convenience, we have summarized the period's prevailing economic and market conditions and outlined each Portfolio's investment strategy. A detailed summary of performance and current holdings can be found in the appropriate sections that follow.

Portfolio Highlights
Smith Barney International Equity Portfolio

For the six months ended April 30, 1997, the Smith Barney International Equity Portfolio provided a total return of 3.55%. The Portfolio's six-month total return compares unfavorably to its Lipper Analytical Services Inc. fund peer group average of 6.68% over the same period. (Lipper Analytical Services Inc. is an independent firm that tracks fund performance.) The Portfolio lagged its Lipper peer group primarily due to the effects of the strengthening U.S. dollar versus European currencies, and the Portfolio's higher component of middle- to small-capitalization stocks. During the global market correction earlier this year, middle to small capitalization company stocks underperformed the larger capitalization company stocks.

Over the six months covered by this report, international financial news has been dominated by two historic events -- the anticipated European Monetary Union ("EMU") in 1999 and the scheduled transition later this summer of Hong Kong to the People's Republic of China after 150 years of British rule. Overall, performance varied considerably across global markets.

The Portfolio's managers continue to devote a major portion of its assets to European markets. According to the Portfolio's managers, much of the recent gains in European markets can be attributed to individual countries striving to meet the guidelines of the Maastricht Treaty, which outlines requirements for membership in the EMU. Under the Maastricht Treaty, member nations must meet a number of fiscal requirements, including reducing national budget deficits. As a result, many countries have reduced spending, which in turn has led to low interest rates and moderate inflation. Against this positive economic backdrop, European growth stocks have generally performed well.

However, after posting a relatively strong performance in the early part of 1997, international markets, including Europe, partially participated in a market correction paralleling a similar correction in U.S. markets. International markets now appear to be recovering and have regained much of their losses experienced during that correction.

In the opinion of the Portfolio's managers, these market downturns were most likely triggered by the move to raise U.S. short-term interest rates by the U.S. Federal Reserve ("Fed") and recent doubts over the future of the EMU. The rise in U.S. interest rates and anticipation of further tightening of monetary policy by the Fed caused many investors to believe that U.S. equity markets would begin to lose their luster and that major world equity markets would soon follow. Adding to the market volatility were Germany's struggles to meet the Maastricht Treaty's strict criteria on budget deficits. As the continent's strongest and most capable economy, Germany's failure to meet the budget deficit requirements could call into question the viability of the Europe's monetary union. Further, the recent French elections, with the return of Socialist forces, has added to EMU anxiety, although the new cabinet appointments have calmed the market.

The Portfolio's managers remain bullish on the prospects for select European companies. More importantly, the structural changes occurring in European economies, such as historically low inflation, reduced budget deficits, and the trend toward U.S.-style corporate restructuring should continue to be beneficial for Europe's financial markets.

The Japanese economy continues to struggle despite a weakened currency compared to its major trading partners (which increases the competitive advantage of its export goods) and low interest rates. Although Japanese markets have improved somewhat recently, they still remain confined to a fairly narrow trading range. There is some evidence that investors may be gravitating back to Japan as the previously booming Southeast Asian markets of Thailand and Malaysia have cooled. Officials in those countries recently instituted lending restrictions to head off inflationary pressures and the resulting credit squeeze could hamper growth stock performance in those countries.

In Hong Kong, investors have displayed increased confidence toward the transition to Chinese rule scheduled for July of this year. Chinese officials have indicated that there are no substantial economic policy changes planned for Hong Kong. Financial markets have responded very favorably to these developments and both the stock market and real estate markets continue to thrive. Although the economies of Latin American countries have improved, we believe that other financial markets offer superior return potential. Therefore, the Portfolio's managers continue to limit their exposure to Latin American companies. However, they added to their position in Brazil's Telebras because they believe it exhibits excellent growth prospects. Telebras, Brazil's telephone monopoly, has dominated telecommunications services in one of Latin America's most dynamic economies.

Smith Barney Pacific Basin Portfolio

For the six months ended April 30, 1997, the Smith Barney Pacific Basin Portfolio generated a total return of 4.97%. The Portfolio's six-month total return exceeded its Lipper Analytical Services Inc. fund peer group average of 1.21% over the same period.

The last half-year has been a difficult time for Asian stock markets in general, as countries in the region have had to cope with three challenging developments. The most important event has to do with the return of Hong Kong to Chinese sovereignty on July 1, 1997. This transition has repercussions for all of Asia, as most Pacific Basin economies depend greatly on intraregional trade, particularly with China, to fuel growth. The event has focused attention away from Hong Kong and on to China. Rather than being gloomy about the end of British rule, investors have become enthusiastic about the prospects for the new age under China and have shown strong demand for Chinese-related shares. Chinese "red chips" (Chinese companies incorporated and domiciled in Hong Kong with shares trading on the Hong Kong exchange with their business based in China) and "H" shares (Chinese companies incorporated and headquartered in China but whose shares trade on the Hong Kong exchange) have been red-hot. Meanwhile, Hong Kong blue-chip shares have largely traded in a tight range.

The second major development has been economic crisis and a subsequent stock market collapse in Thailand. After years of strong economic growth and heady expansion, Thailand fell prey to an enormous speculative bubble in property that burst in 1996. As property prices plunged, nonperforming loans soared, the Thai baht came under pressure, interest rates skyrocketed and growth turned negative. The ensuing crisis has led to bankruptcies in the property, finance and even manufacturing sectors. On a regional basis, the Thai crisis has made investors nervous about other Southeast Asian countries, and governments in several countries have introduced measures to cool overheated property markets. As a result, stock markets in Malaysia, Singapore and the Philippines declined by 10%-17% in U.S. dollar terms, during the period.

The third major development has been rapid depreciation of the yen vis-a-vis the dollar. After appreciating to 80 yen to the dollar, the rate declined to 114 yen to the dollar by the end of October 1996. By the end of April 1997, the yen had fallen to 127 to the dollar, a further 11.5% decline. Large swings in the yen/dollar rate have a big impact on other Asian economics, affecting debt service ratios, trade balances and the demand for local goods competing with Japanese products in world markets.

The Portfolio's managers made several changes to the Pacific Basin Portfolio to cope with the developments noted above. To start with, they rebalanced the Hong Kong position, maintaining their weighting at about 29% of the Portfolio but switching into select red chips and H shares to take advantage of the positive trends in China. Exposure to China stocks contributed to the Portfolio's outperformance versus its benchmark during the reporting period.

Next, the Portfolio's managers reduced portfolio weightings in many Southeast Asian markets, convinced that Thailand's economic woes were far from over and would continue to trouble neighboring countries. Reduced exposure to Thailand and the Philippines particularly, and Singapore to a lesser extent, also contributed to the Portfolio's relative outperformance during the period.

In Japan, the managers increased the Portfolio's weighting in that country because they expect that the weaker yen rate against the dollar would stimulate growth in export-oriented companies and eventually trickle down and result in better growth for domestic firms.

The Portfolio's managers expect that China-related shares in Hong Kong will continue to outperform over the next six months. Valuations on some of these shares are a bit high, and strong links to the dollar make this market vulnerable to interest-rate tightening in the U.S.; but for the time being the momentum is strong and a resurgent Chinese economy is providing good growth opportunities for local companies. The Portfolio's managers are attracted by the defensive nature of Japan at this stage, as this country is one of the few economies and stock markets that is out of sync with the United States. They also believe that the weaker yen, if sustained, will drive stronger earnings and economic recovery and they continue to look for fundamentally attractive Japanese shares to add to the Portfolio.

In addition, the Portfolio's managers expect it will take some time for Thailand to sort out its economic problems and have no immediate plans to reenter this market. The Philippines also makes them a bit nervous, with its heavy exposure to foreign currency loans and cracks appearing in the property market. On the other hand, the Portfolio's managers believe that select Malaysian and Singaporean shares have been unfairly tarnished by economic problems in neighboring countries and are likely to recover later this year. In addition, they are expecting a rebound in the South Korean economy and have added a few Korean shares to the Portfolio at very attractive valuation levels.

GT Global Strategic Income Portfolio

After several years of impressive returns, emerging market debt suffered weakness over the first quarter of 1997. The GT Global Strategic Income Portfolio's total return for the six-months ended April 30, 1997, was 3.47%, outperforming its Lipper Analytical Services Inc. fund peer group average of -1.16% over the same period.

While performance of this asset class over the short term has been disappointing, the Portfolio's managers continue to believe in the long-term opportunities these markets have to offer as their fundamental economic conditions strengthen. In Latin America, many countries demonstrated the ability to implement and adhere to serious monetary and fiscal policies following the Mexican peso crisis of December 1994. Most importantly, these economies have shown they are not nearly as vulnerable now to the same influences that precipitated the crisis. They are not in danger of default, and Argentina and Brazil, in fact, received upgrades in the beginning of April in their sovereign ratings from Standard & Poor's Corporation.

Meanwhile, in eastern Europe domestic reform continues and economic stabilization is underway. Many countries, including Russia, are expected to enjoy positive economic growth this year. Thus, despite the short-term contraction in emerging market debt markets, the Portfolio's managers continue to believe that, fundamentally, many of these economies are still sound.

The Portfolio's managers believe that weakness in emerging fixed income markets has largely been a function of the U.S. Treasury market as emerging market economies remain very dependent on capital flows from the Organization of Economic Cooperation and Development (OECD). The selloff in the first quarter of 1997 primarily occurred because of expectations that the Fed funds rate would rise. (The Fed funds rate is the interest rate banks charge each other for overnight loans and is a closely watched indicator of the direction of interest rates in the U.S.) These expectations began affecting markets at the end of February 1997 when U.S. Treasuries started rising in yield, reaching nearly 7% by the time the Fed had tightened its monetary policy. In such an environment, people become more risk averse and tend to switch into better quality instruments and cash. And because some of these emerging market countries are dependent on oil exports, the recent fall in oil prices has reduced the value of exports which, on a fundamental basis, is not good for their economies.

Several markets continued to do well in spite of the hike in rates. In Bulgaria, for example, spreads narrowed dramatically, returning roughly 20% for the first quarter of 1997. The three core Latin America markets -- Mexico, Argentina and Brazil -- also managed to stay in positive territory. Their economic prospects remain quite good and Argentina, in particular, is expected to benefit from a pickup in consumer confidence, while inflation should remain low.

While the Portfolio's managers' fundamental "top-down" process remains in place, they are currently implementing strategies that place more emphasis on global liquidity and capital flows. Bulgaria is currently one of their favorite markets and its fixed income market has done well this year. Although the Portfolio's managers only invested after the previous government agreed to step aside, they think Bulgaria could end the year as one of the best-performing markets. They are enthusiastic about the political changes taking place there and believe the new reform-minded government will accelerate economic progress. Moreover, the introduction of a currency board should boost consumer confidence. Support from multilateral organizations also appears forthcoming, and that should help Bulgaria overcome their debt servicing problems, implement the currency board and improve infrastructure.

In Russia, while its bond market has suffered this year from Boris Yeltsin's absence and lack of direction in economic policy, the Portfolio's managers are reasonably optimistic about Russia's future going forward. Spreads are currently very attractive, Yeltsin has made a vigorous comeback and the addition of several reform-minded ministers to the cabinet demonstrates his continued commitment to fiscal reform. Perhaps the single most important feature is that this year Russia is expected to enjoy positive growth -- for the first time since the collapse of communism.

In closing, thank you for investing in the Smith Barney International Equity, Smith Barney Pacific Basin and G.T. Global Strategic Income Portfolios. We look forward to continue to help you achieve your financial goals.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman

May 29, 1997

--------------------------------------------------------------------------------
                   Smith Barney International Equity Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                          Net Asset Value
                        --------------------
                        Beginning     End       Income   Capital Gain    Total
Period Ended            of Period  of Period  Dividends  Distributions  Returns+
================================================================================
4/30/97                   $12.18     $12.60     $0.01       $0.00        3.55%++
--------------------------------------------------------------------------------
10/31/96                   10.48      12.18      0.01        0.00       16.36
--------------------------------------------------------------------------------
10/31/95                   10.55      10.48      0.00        0.00       (0.66)
--------------------------------------------------------------------------------
6/16/94*-10/31/94          10.00      10.55      0.00        0.00        5.50++
================================================================================
Total                                           $0.02       $0.00
================================================================================

--------------------------------------------------------------------------------
                      Smith Barney Pacific Basin Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                          Net Asset Value
                        --------------------
                        Beginning     End       Income   Capital Gain    Total
Period Ended            of Period  of Period  Dividends  Distributions  Returns+
================================================================================
4/30/97                   $ 9.75     $10.17     $0.06       $0.00        4.97%++
--------------------------------------------------------------------------------
10/31/96                    8.95       9.75      0.03        0.00        9.26
--------------------------------------------------------------------------------
10/31/95                   10.10       8.95      0.00        0.00      (11.39)
--------------------------------------------------------------------------------
6/16/94*-10/31/94          10.00      10.10      0.00        0.00        1.00++
================================================================================
Total                                           $0.09       $0.00
================================================================================

--------------------------------------------------------------------------------
                      GT Global Strategic Income Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                          Net Asset Value
                        --------------------
                        Beginning     End       Income   Capital Gain    Total
Period Ended            of Period  of Period  Dividends  Distributions  Returns+
================================================================================
4/30/97                   $12.45     $11.85     $0.45       $0.59        3.47%++
--------------------------------------------------------------------------------
10/31/96                   10.77      12.45      0.42        0.00       20.07
--------------------------------------------------------------------------------
10/31/95                    9.95      10.77      0.10        0.00        9.37
--------------------------------------------------------------------------------
6/16/94*-10/31/94          10.00       9.95      0.00        0.00       (0.50)++
================================================================================
Total                                           $0.97       $0.59
================================================================================

IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS AND CAPITAL GAINS, IF ANY, ANNUALLY.

--------------------------------------------------------------------------------
Average Annual Total Return+
--------------------------------------------------------------------------------

                                       Smith Barney  Smith Barney     GT Global
                                       International    Pacific       Strategic
                                          Equity         Basin         Income
                                         Portfolio     Portfolio      Portfolio
================================================================================
Six months ended 4/30/97++                 3.55%         4.97%          3.47%
--------------------------------------------------------------------------------
Year Ended 4/30/97                         6.26          0.04          15.95
--------------------------------------------------------------------------------
6/16/94* through 4/30/97                   8.46          0.91          11.06
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return+
--------------------------------------------------------------------------------

                                       Smith Barney  Smith Barney     GT Global
                                       International    Pacific       Strategic
                                          Equity         Basin         Income
                                         Portfolio     Portfolio      Portfolio
================================================================================
6/16/94* through 4/30/97                  26.28%           2.64%       35.19%
================================================================================

 +   Assumes the reinvestment of all dividends and capital gains distributions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 *   Commencement of operations.

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                   Growth of $10,000 Invested in Shares of the
                 Smith Barney International Equity Portfolio vs.
                          MSCI EAFE-GDP Weighted Index+
--------------------------------------------------------------------------------
                             June 1994 -- April 1997

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                      Smith Barney International                MSCI EAFE-GDP
                           Equity Portfolio                     Weighted Index
                           ----------------                     --------------
6/16/94                        $10,000                            $10,000
10/94                          $10,550                            $10,345
4/95                           $ 9,610                            $10,585
10/95                          $10,480                            $10,398
4/96                           $11,884                            $11,749
10/96                          $12,204                            $11,533
4/30/97                        $12,628                            $12,015


+ Hypothetical illustration of $10,000 invested in shares of the Smith Barney
  International Equity Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through April 30, 1997. The Morgan Stanley Capital International ("MSCI") EAFE-GDP Weighted Index is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New Zealand and the Far East, weighted based on each country's gross domestic product. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------
                   Growth of $10,000 Invested in Shares of the
                    Smith Barney Pacific Basin Portfolio vs.
                               MSCI Pacific Index+
--------------------------------------------------------------------------------
                             June 1994 -- April 1997

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]


                              Smith Barney Pacific
                                 Basin Portfolio              MSCI Pacific Index
                                 ---------------              ------------------
6/16/94                             $10,000                        $10,000
10/94                               $10,100                        $ 9,952
4/95                                $ 8,760                        $ 9,702
10/95                               $ 8,950                        $ 8,836
4/96                                $10,260                        $10,430
10/96                               $ 9,779                        $ 9,136
4/30/97                             $10,264                        $ 8,188



+ Hypothetical illustration of $10,000 invested in shares of the Smith Barney
  Pacific Basin Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through April 30, 1997. The Morgan Stanley Capital International ("MSCI") Pacific Index is comprised of a sampling of large, medium and small capitalization companies who are listed on the various Pacific exchanges, such as Australia, Hong Kong, Japan, Malaysia, New Zealand and the Singapore stock exchange. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------
                   Growth of $10,000 Invested in Shares of the
                    GT Global Strategic Income Portfolio vs.
                         J.P. Morgan Global Bond Index+
--------------------------------------------------------------------------------
                             June 1994 -- April 1997

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]


                             GT Global             J.P. Morgan Global
                    Strategic Income Portfolio         Bond Index
                    --------------------------         ----------
6/16/94                      $10,000                   $10,000
10/94                        $ 9,950                   $10,391
4/95                         $10,074                   $11,490
10/95                        $10,882                   $11,985
4/96                         $11,660                   $12,009
10/96                        $13,055                   $12,716
4/30/97                      $13,519                   $13,157


+ Hypothetical illustration of $10,000 invested in shares of the GT Global
  Strategic Income Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through April 30, 1997. The J.P. Morgan Global Bond Index is a daily, market capitalization weighted international fixed income index consisting of 13 countries. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

--------------------------------------------------------------------------------
Schedules of Investments (unaudited)                              April 30, 1997
--------------------------------------------------------------------------------

                   SMITH BARNEY INTERNATIONAL EQUITY PORTFOLIO

   SHARES                             SECURITY                          VALUE
================================================================================
STOCKS -- 94.3%
================================================================================
Argentina -- 0.3%
     35,000   Quilmes Industrial S.A.                              $    323,750
     17,500   Quilmes Industrial S.A. ADR                               194,688
--------------------------------------------------------------------------------
                                                                        518,438
--------------------------------------------------------------------------------
Australia -- 4.0%
    453,564   Coca-Cola Amatil Ltd.                                   5,197,376
  1,000,000   Portman Mining Ltd.                                     2,157,497
--------------------------------------------------------------------------------
                                                                      7,354,873
--------------------------------------------------------------------------------
Austria -- 3.1%
     10,000   VA Technologie AG                                       1,553,313
     40,000   Wolford AG                                              4,122,256
--------------------------------------------------------------------------------
                                                                      5,675,569
--------------------------------------------------------------------------------
Belgium -- 2.4%
      25,000   Barco Industries N.V.                                  4,262,318
--------------------------------------------------------------------------------
Brazil -- 1.9%
     30,000   Telecomunicacoes Brasileiras S/A - Telebras
                Sponsored ADR                                         3,442,500
--------------------------------------------------------------------------------
Finland -- 1.8%
     50,000   Nokia OY AB, Class A Shares                             3,231,250
--------------------------------------------------------------------------------
France -- 9.8%
      5,000   Carrefour Supermarche S.A.                              3,121,787
     15,000   Groupe Axime+                                           1,804,194
     15,000   Le Carbone-Lorraine                                     3,559,557
     35,000   Schlumberger Ltd. ADR                                   3,876,250
     25,000   SGS - Thomson Microelectronics NV, NY Shares+           1,959,375
     50,000   Sidel S.A.                                              3,591,254
--------------------------------------------------------------------------------
                                                                     17,912,417
--------------------------------------------------------------------------------
Germany -- 8.2%
     50,000   Leica Camera AG+                                        1,508,633
     25,000   SGL Carbon AG                                           3,508,113
     15,000   Systeme, Anwendungen, Produkte in der
                Datenverarbeitung AG Preferred                        2,762,314
     35,000   Systeme, Anwendungen, Produkte in der
                Datenverarbeitung AG Preferred ADR                    2,130,625
     10,000   Volkswagen AG Preferred                                 4,908,471
--------------------------------------------------------------------------------
                                                                     14,818,156
--------------------------------------------------------------------------------
Hong Kong -- 3.6%
    300,000   Cheung Kong Holdings Ltd.                               2,633,447
    153,688   HSBC Holdings PLC                                       3,888,575
--------------------------------------------------------------------------------
                                                                      6,522,022
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1997
--------------------------------------------------------------------------------

                   SMITH BARNEY INTERNATIONAL EQUITY PORTFOLIO

   SHARES                             SECURITY                          VALUE
================================================================================
India -- 2.1%
    100,000   BSES Ltd. GDR (a)+                                   $  2,350,000
    100,000   Larsen & Toubro Ltd. GDR                                1,419,000
--------------------------------------------------------------------------------
                                                                      3,769,000
--------------------------------------------------------------------------------
Ireland -- 5.8%
    282,151   Bank of Ireland                                         2,945,341
    202,352   CRH PLC                                                 1,980,118
    250,000   Greencore Group PLC                                     1,276,698
    399,998   Independent Newspapers PLC                              2,072,746
    252,127   Irish Continental Group PLC                             2,272,165
--------------------------------------------------------------------------------
                                                                     10,547,068
--------------------------------------------------------------------------------
Israel -- 3.8%
    100,000   Gilat Satellite Networks Ltd.+                          3,150,000
     75,000   Teva Pharmaceutical Industries Ltd. ADR                 3,806,250
--------------------------------------------------------------------------------
                                                                      6,956,250
--------------------------------------------------------------------------------
 Italy -- 4.4%
     50,000   Gucci Group N.V., NY Registered Shares                  3,468,750
    100,000   Industria Macchine Automatiche                            423,512
     30,000   Luxottica Group S.p.A. ADR                              1,811,250
    750,000   Telecom Italia Mobile S.p.A.                            2,353,122
--------------------------------------------------------------------------------
                                                                      8,056,634
--------------------------------------------------------------------------------
Japan -- 3.2%
        500   Bank of Tokyo - Mitsubishi                                  7,919
     17,000   Bunkyodo Co. Ltd.                                         107,163
        700   H.I.S. Co. Ltd.                                            29,509
      7,000   Japan Associated Finance                                  454,495
     46,000   Matsushita Kotobuki Electron                            1,467,969
     30,000   Noritsu Koki Co. Ltd.                                   1,278,859
         30   NTT Data Communications                                   876,999
      5,618   Sato Co.                                                   78,354
     46,000   Sharp Corp.                                               598,062
    122,000   Sumitomo Realty & Development                             866,141
--------------------------------------------------------------------------------
                                                                      5,765,470
--------------------------------------------------------------------------------
Malaysia -- 2.0%
    466,666   Mancon Berhad                                           1,022,575
    300,000   Renong Berhad                                             411,155
     60,000   Renong Berhad 4% ICULS                                     21,275
     37,500   Renong Berhad Warrants Expire 11/21/00+                    20,618
    550,000   Sungei Way Holdings Berhad                              1,259,960
    800,000   TA Enterprise Berhad                                      933,865
--------------------------------------------------------------------------------
                                                                      3,669,448
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Schedules of Investments (unaudited) (continued)                April 30, 1997
--------------------------------------------------------------------------------

                   SMITH BARNEY INTERNATIONAL EQUITY PORTFOLIO

   SHARES                             SECURITY                          VALUE
================================================================================
Mexico -- 1.4%
    550,853   Gruma S.A. De C.V., Class B Shares+                  $  2,597,546
--------------------------------------------------------------------------------
Netherlands -- 8.3%
    120,952   Getronics N.V.                                          3,663,142
     40,417   Hunter Douglas N.V.                                     3,298,754
     50,000   IHC Caland N.V.                                         2,469,072
    300,000   ING Groep N.V. Warrants Expire 3/15/01+                 2,721,113
     25,000   Wolters Kluwer N.V.                                     2,963,144
--------------------------------------------------------------------------------
                                                                     15,115,225
--------------------------------------------------------------------------------
Norway -- 2.8%
    100,000   Schibsted ASA                                           1,727,334
    150,000   Torma Systems ASA                                       2,906,977
    220,000   VISMA ASA                                                 509,774
--------------------------------------------------------------------------------
                                                                      5,144,085
--------------------------------------------------------------------------------
Philippines -- 1.9%
  8,000,000   Belle Corp.+                                            1,911,263
  6,000,000   SM Prime Holdings Inc.                                  1,569,966
--------------------------------------------------------------------------------
                                                                      3,481,229
--------------------------------------------------------------------------------
Singapore -- 1.8%
    200,000   Cerebos Pacific Ltd.                                    1,230,727
    750,000   Singapore Technologies Industrial Co.                   1,939,432
--------------------------------------------------------------------------------
                                                                      3,170,159
--------------------------------------------------------------------------------
South Africa -- 0.8%
     20,000   South African Breweries Ltd.                              589,227
     30,820   South African Breweries Ltd. ADR                          905,338
--------------------------------------------------------------------------------
                                                                      1,494,565
--------------------------------------------------------------------------------
South Korea -- 0.8%
      4,460   Hung Chang Products Co.                                   365,000
     14,800   Korea Electric Power Corp.                                441,345
      5,200   Korea Electric Power Corp. ADR                             88,400
     12,523   Samsung Display Devices Co.                               586,952
--------------------------------------------------------------------------------
                                                                      1,481,697
--------------------------------------------------------------------------------
Sweden -- 4.2%
     15,000   Astra AB Class A Shares                                   613,728
     25,000   Astra AB Class B Shares                                   992,607
     40,000   Autoliv AB                                              1,455,612
    100,000   Nobel Biocare AB                                        1,465,808
    100,000   Telefonaktiebolaget LM Ericsson Series B                3,161,048
--------------------------------------------------------------------------------
                                                                      7,688,803
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1997
--------------------------------------------------------------------------------

                   SMITH BARNEY INTERNATIONAL EQUITY PORTFOLIO

   SHARES                             SECURITY                          VALUE
================================================================================
Switzerland -- 3.6%
      3,100   Novartis AG Registered                               $  4,085,924
        300   Roche Holding AG                                        2,534,953
        100   Roche Holding AG Warrants Expire 5/5/98+                    5,973
--------------------------------------------------------------------------------
                                                                      6,626,850
--------------------------------------------------------------------------------
Thailand -- 0.5%
    250,000   Krung Thai Bank Public Co. Ltd.                           313,397
    300,000   Siam Makro Public Co. Ltd.                                660,287
--------------------------------------------------------------------------------
                                                                        973,684
--------------------------------------------------------------------------------
United Kingdom -- 10.1%
     75,000   Biocompatibles International PLC                        1,725,040
    550,000   Boxmore International PLC                               2,583,606
    450,000   British Biotech PLC+                                    1,763,375
    200,000   Carlton Communications PLC                              1,638,839
    225,000   Compass Group PLC                                       2,478,948
    100,800   Misys PLC                                               2,024,048
    300,000   Powerscreen International PLC                           2,957,212
    300,000   Serco Group PLC                                         3,285,791
--------------------------------------------------------------------------------
                                                                     18,456,859
--------------------------------------------------------------------------------
United States -- 1.7%
     50,000   Transocean Offshore Inc.                                3,031,250
--------------------------------------------------------------------------------
              TOTAL STOCKS
              (Cost -- $150,283,372)                                171,763,365
================================================================================
   FACE
  AMOUNT                              SECURITY                          VALUE
================================================================================
REPURCHASE AGREEMENT -- 5.7%
$10,339,000   CS First Boston Corp., 5.300% due 5/1/97;
              Proceeds at maturity -- $10,340,522;
              (Fully collateralized by U.S. Treasury Note,
              7.125% due 2/29/00; Market value -- $10,553,400)
              (Cost -- $10,339,000)                                  10,339,000
================================================================================
              TOTAL INVESTMENTS -- 100%
              (Cost -- $160,622,372**)                             $182,102,365
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1997
--------------------------------------------------------------------------------

                      SMITH BARNEY PACIFIC BASIN PORTFOLIO

   SHARES                             SECURITY                          VALUE
================================================================================
STOCKS -- 92.3%
================================================================================
Australia -- 8.7%
    500,000   AAPC Ltd.                                             $   304,864
     53,217   Coca-Cola Amatil Ltd.                                     609,812
    175,000   Henry Walker Group Ltd.                                   325,579
    100,000   TABCORP Holdings Ltd.                                     495,208
--------------------------------------------------------------------------------
                                                                      1,735,463
--------------------------------------------------------------------------------
Hong Kong -- 28.8%
    780,000   Beijing Datang Power Generation Co. Ltd.+                 405,280
    157,000   Cheung Kong Infrastructure Holdings                       444,865
    100,000   China Resources Enterprise Ltd.                           276,254
    400,000   Guangdong Kelon Elec Holding                              387,272
    370,000   Guangnan Holdings                                         532,563
    252,000   Hong Kong & China Gas Co. Ltd.                            400,129
     26,111   HSBC Holdings PLC                                         660,654
     75,000   Hutchinson Whampoa Ltd.                                   556,703
    102,284   New World Development Co. Ltd.                            590,214
    193,000   Shanghai Industrial Holdings Ltd.                       1,086,271
     40,000   Sun Hung Kai Properties Ltd.                              433,744
--------------------------------------------------------------------------------
                                                                      5,773,949
--------------------------------------------------------------------------------
India -- 4.6%
     25,000   Larsen & Toubro Ltd. GDR                                  354,750
     30,000   Mahindra & Mahindra Ltd. GDR                              372,751
     10,000   Videsh Sanchar Nigam Ltd. GDR+                            197,451
--------------------------------------------------------------------------------
                                                                        924,952
--------------------------------------------------------------------------------
Indonesia -- 2.6%
    380,000   PT Bimantara Citra                                        516,049
--------------------------------------------------------------------------------
Japan -- 19.4%
        300   Bank of Tokyo-Mitsubishi                                    4,751
      1,500   Bellsystem 24, Inc.                                       184,383
      9,000   Fuji Photo Film                                           343,945
      4,200   H.I.S. Co. Ltd.                                           177,055
     14,000   Honda Motor Co. Ltd.                                      434,639
     10,000   Matsushita Electric Industrial Co. Ltd.                   319,124
     11,000   Murata Manufacturing Co. Ltd.                             405,642
     13,200   Noritsu Koki Co. Ltd.                                     562,698
      4,000   Rohm Co.                                                  310,141
      5,000   Seven-Eleven Japan                                        317,154
     23,000   Sharp Corp.                                               299,031
      1,100   Shohkoh Fund                                              258,293
     37,000   Sumitomo Realty & Development                             262,682
--------------------------------------------------------------------------------
                                                                      3,879,538
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1997
--------------------------------------------------------------------------------

                      SMITH BARNEY PACIFIC BASIN PORTFOLIO

   SHARES                             SECURITY                          VALUE
================================================================================
Malaysia -- 12.1%
    260,000   Bandar Raya Developments Berhad                       $   383,267
     25,000   Cahya Mata Sarawak Berhad                                 236,056
     10,000   Cahya Mata Sarawak Berhad Rights, Expire 5/29/97+               0
     27,000   Malayan Banking Berhad                                    268,924
     90,000   Muhibbah Engineering Berhad                               306,574
    220,000   Sungei Way Holdings Berhad                                503,984
    200,000   Sunway Building Technology Berhad                         721,116
--------------------------------------------------------------------------------
                                                                      2,419,921
--------------------------------------------------------------------------------
New Zealand -- 2.1%
     12,000   Telecom Corp. of New Zealand Ltd. ADR                     432,000
--------------------------------------------------------------------------------
Philippines -- 1.0%
    800,000   Belle Corp.+                                              191,126
        415   Metropolitan Bank & Trust Co.                               8,503
--------------------------------------------------------------------------------
                                                                        199,629
--------------------------------------------------------------------------------
Singapore -- 6.4%
    217,000   Lindeteves-Jacoberg Ltd.                                  316,580
     60,000   Parkway Holdings Ltd.                                     244,762
    150,000   Singapore Technologies Industrial Corp.                   387,886
    115,000   Venture Manufacturing Ltd.                                326,004
--------------------------------------------------------------------------------
                                                                      1,275,232
--------------------------------------------------------------------------------
South Korea -- 6.6%
      7,000   Korea Electric Power Corp.                                208,744
      3,000   LG Information & Communication Ltd.                       296,950
      2,000   Lotte Chilsung Beverage Co.                               209,641
      5,000   Samchully Co.                                             385,050
        520   Samsung Fire & Marine Insurance                           185,041
        220   Sungmi Telecom Electronics Co.                             29,596
--------------------------------------------------------------------------------
                                                                      1,315,022
--------------------------------------------------------------------------------
              TOTAL STOCKS
              (Cost -- $16,065,937)                                  18,471,755
================================================================================
   FACE
  AMOUNT                            SECURITY                            VALUE
================================================================================
REPURCHASE AGREEMENT -- 7.7%
 $1,540,000   CS First Boston Corp., 5.300% due 5/1/97;
              Proceeds at maturity -- $1,540,227;
              (Fully collateralized by U.S. Treasury Note, 7.125%
              due 2/29/00; Market value -- $1,575,288)
              (Cost -- $1,540,000)                                    1,540,000
================================================================================
              TOTAL INVESTMENTS -- 100%
              (Cost -- $17,605,937**)                               $20,011,755
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1997
--------------------------------------------------------------------------------

                      GT GLOBAL STRATEGIC INCOME PORTFOLIO

    FACE
   AMOUNT*                            SECURITY                          VALUE
================================================================================
BONDS -- 82.5%
================================================================================
Argentina -- 7.3%
     39,000    Acindar Industry, 11.250% due 2/15/04                $    39,803
     82,800    Republic of Argentina BOCON Series PRE1, 3.2376%
                 due 4/1/01(b)                                          103,314
    205,000    Republic of Argentina BOCON Series PRO1, 3.2376%
                 due 4/1/07(b)                                          211,119
  1,632,000    Republic of Argentina Discount, 6.375% due 3/31/23(b)  1,349,468
--------------------------------------------------------------------------------
                                                                      1,703,704
--------------------------------------------------------------------------------
Australia -- 2.3%
    630,000   Government of Australia, 9.500% due 8/15/03               540,306
--------------------------------------------------------------------------------
Brazil -- 3.2%
    900,000   Republic of Brazil DCB Bond, 6.9375% due 4/15/12(b)       718,875
     42,000   Tevecap S.A., 12.625% due 11/26/04(a)                      42,368
--------------------------------------------------------------------------------
                                                                        761,243
--------------------------------------------------------------------------------
Bulgaria -- 2.8%
    328,000   Bulgaria FLIRB Series A, 2.250% due 7/28/12(b)            157,647
    781,000   Bulgaria IAB Series PDI, 6.5625% due 7/28/11(b)           491,545
--------------------------------------------------------------------------------
                                                                        649,192
--------------------------------------------------------------------------------
Canada -- 2.7%
     770,000   Government of Canada, 8.750% due 12/1/05                 629,343
--------------------------------------------------------------------------------
China -- 0.6%
     72,000   AES China Generating Co., 10.125% due 12/15/06             75,780
     65,000   Panda Global Energy Co., 12.500% due 4/15/04(a)            61,994
--------------------------------------------------------------------------------
                                                                        137,774
--------------------------------------------------------------------------------
Costa Rica -- 0.4%
    100,000   Banco Central Costa Rica Series A, 6.250% due 5/21/10      84,000
--------------------------------------------------------------------------------
Denmark -- 1.6%
  2,400,000   Kingdom of Denmark, 7.000% due 12/15/04                   379,779
--------------------------------------------------------------------------------
Ecuador -- 1.1%
    215,262   Ecuador Bearer PDI, 6.4375% due 2/27/15(b)(c)             129,022
    190,000   Ecuador Discount, 6.4375% due 2/28/25(b)                  127,538
--------------------------------------------------------------------------------
                                                                        256,560
--------------------------------------------------------------------------------
France -- 1.1%
  1,400,000   Government of France, 7.250% due 4/25/06                  267,100
--------------------------------------------------------------------------------
Germany -- 11.2%
  1,474,000   Bundesrepublik Deutscheland, 8.250% due 9/20/01           970,778
  1,675,000   Bundesrepublik Deutscheland, 6.000% due 1/5/06            985,829
    520,000   Federal National Mortgage Association Global Bond,
                5.000% due 2/16/01                                      305,744
    530,000   Treuhandanstalt, 7.125% due 1/29/03                       336,572
--------------------------------------------------------------------------------
                                                                      2,598,923
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1997
--------------------------------------------------------------------------------

                      GT GLOBAL STRATEGIC INCOME PORTFOLIO

    FACE
   AMOUNT*                            SECURITY                          VALUE
================================================================================
BONDS -- 82.5%
================================================================================
Indonesia -- 0.6%
       63,000   FSW International, 12.500% due 11/1/06              $    62,055
       75,000   Tjiwi Kimia International BV, 13.250% due 8/1/01         83,624
--------------------------------------------------------------------------------
                                                                        145,679
--------------------------------------------------------------------------------
Italy -- 6.5%
  580,000,000   Buoni Poliennali Del Tes, 9.500% due 2/1/99             353,616
1,120,000,000   Buoni Poliennali Del Tes, 10.500% due 11/1/00           723,604
  150,000,000   Buoni Poliennali Del Tes, 8.500% due 8/1/04              92,654
   45,000,000   Republic of Italy, 6.328% due 7/26/99(b)                356,461
--------------------------------------------------------------------------------
                                                                      1,526,335
--------------------------------------------------------------------------------
Jamaica -- 0.2%
       37,000   Mechala Group, 12.750% due 12/30/99(a)                   38,388
--------------------------------------------------------------------------------
 Mexico -- 4.6%
       45,000   Cemex S.A., 12.750% due 7/15/06(a)                       50,288
       59,000   Copamex, 11.375% due 4/30/04(a)                          60,328
       38,000   Grupo Elektra, 12.750% due 5/15/01(a)                    40,549
       49,000   Grupo Mex De Desarrollo, 8.250% due 2/17/01              34,239
       50,000   TV Azteca S.A. DE CV, 10.500% due 2/15/07(a)             49,313
      259,000   United Mexican States, 6.250% due 12/31/19              188,262
      718,000   United Mexican States, 6.375% due 12/31/19(b)           637,677
    1,364,000   United Mexican States Value Recovery Rights,
                  expire 6/30/03+                                             0
--------------------------------------------------------------------------------
                                                                      1,060,656
--------------------------------------------------------------------------------
Morocco -- 1.4%
      367,000   Morocco Tranche A Restructuring & Consolidation
                  Agreement, 6.375% due 1/1/99(a)                       322,960
--------------------------------------------------------------------------------
Nigeria -- 1.4%
      500,000   Central Bank of Nigeria Par, 6.250% due 11/15/20        320,000
          500   Central Bank of Nigeria Warrants, expire 11/15/20+            0
--------------------------------------------------------------------------------
                                                                        320,000
--------------------------------------------------------------------------------
Panama -- 2.1%
      445,000   Panama Interest Reduction, 3.500% due 7/17/14(b)        328,188
      160,000   Republic of Panama, 7.875% due 2/13/02(a)               156,200
--------------------------------------------------------------------------------
                                                                        484,388
--------------------------------------------------------------------------------
Philippines -- 0.5%
    3,000,000   International Bank of Reconstruction & Development,
                  10.250% due 4/11/02                                   113,766
--------------------------------------------------------------------------------
Poland -- 2.3%
      878,000   Government of Poland, 12.000% due 6/12/01               224,927
      370,000   Poland PDI, 4.000% due 10/27/14(b)                      300,163
--------------------------------------------------------------------------------
                                                                        525,090
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1997
--------------------------------------------------------------------------------

                      GT GLOBAL STRATEGIC INCOME PORTFOLIO

    FACE
   AMOUNT*                            SECURITY                          VALUE
================================================================================
Russia -- 6.9%
     95,000   Ministry Finance Russia, 3.000% due 5/14/06(a)        $    46,729
    160,000   Ministry Finance Russia, 3.000% due 5/14/11(a)             60,400
    241,800   Russian Federation GKO Linked Notes, due 4/8/98           326,121
  1,170,000   Vnesheconombank Loan Agreement due 12/29/49(d)+           949,900
    466,000   Vnesheconombank Loan Agreement due 12/31/49(d)+           225,371
--------------------------------------------------------------------------------
                                                                      1,608,521
--------------------------------------------------------------------------------
Spain -- 2.0%
 55,000,000   Government of Spain, 10.500% due 10/30/03                 456,981
--------------------------------------------------------------------------------
Sweden -- 1.5%
  2,200,000   Swedish Government, 13.000% due 6/15/01                   350,435
--------------------------------------------------------------------------------
United Kingdom -- 5.4%
    270,000   United Kingdom Treasury, 8.000% due 12/7/00               449,880
    200,000   United Kingdom Treasury, 7.000% due 6/7/02                321,683
    305,000   United Kingdom Treasury, 7.500% due 12/7/06               495,206
--------------------------------------------------------------------------------
                                                                      1,266,769
--------------------------------------------------------------------------------
United States -- 10.3%
  1,600,000   U.S. Treasury Note, 6.875% due 3/31/00                  1,619,376
    380,000   U.S. Treasury Bond, 6.875% due 8/15/25                    373,209
     95,000   Chase Manhattan, 6.250% due 1/15/06                        88,854
    330,000   General Motors Acceptance Corp., 6.625% due 10/15/05      315,942
--------------------------------------------------------------------------------
                                                                      2,397,381
--------------------------------------------------------------------------------
Venezuela -- 2.5%
    250,000   Republic of Venezuela DCB, 6.500% due 12/18/07(b)         220,938
    500,000   Republic of Venezuela FLIRB Series A, 6.8125%
                due 3/31/20(b)                                          363,440
--------------------------------------------------------------------------------
                                                                        584,378
--------------------------------------------------------------------------------
              TOTAL BONDS
              (Cost -- $19,108,724)                                  19,209,651
===============================================================================
CONVERTIBLE BOND -- 0.5%
===============================================================================
Indonesia
    115,000   Lukinter Finance, 3.500% due 5/6/02(a)
              (Cost -- $116,148)                                        119,888
===============================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1997
--------------------------------------------------------------------------------

                      GT GLOBAL STRATEGIC INCOME PORTFOLIO

    FACE
   AMOUNT*                            SECURITY                          VALUE
================================================================================
BONDS -- 82.5%
================================================================================
OPTIONS -- 0.2%
  2,518,000   Brazil DCB Call Strike Price 80.2220, Expire 6/12/97  $    21,758
    957,000   Bulgaria FLIRB A Call Strike Price 45.9375,
                Expire 7/17/97                                           34,356
  1,010,000   Russia Min Fin #3 Call Strike Price 86.6250,
                Expire 5/7/97                                               970
--------------------------------------------------------------------------------
              TOTAL OPTIONS
              (Cost -- $97,883)                                          57,084
================================================================================
              SUB-TOTAL INVESTMENTS
              (Cost -- $19,322,755)                                  19,386,623
================================================================================
    FACE
   AMOUNT                             SECURITY                          VALUE
================================================================================
REPURCHASE AGREEMENT -- 16.8%
 $3,920,000   CS First Boston Corp., 5.300% due 5/1/97; Proceeds
              at maturity -- $3,920,577; (Fully collateralized
              by U.S. Treasury Note, 7.125% due 2/29/00;
              Market value -- $4,005,144) (Cost -- $3,920,000)        3,920,000
================================================================================
              TOTAL INVESTMENTS -- 100.0%
              (Cost -- $23,242,755**)                               $23,306,623
================================================================================

(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(b)  Represents current rate on floating rate security.
(c)  Effective rate at period end including "payment in kind" bonds.
(d)  Security is in default.
 +   Non-income producing security.
 *   Represents local currency.
**   Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Assets and Liabilities (unaudited)                  April 30, 1997
--------------------------------------------------------------------------------

                                                                     Smith Barney             Smith Barney               GT Global
                                                                     International               Pacific                 Strategic
                                                                        Equity                    Basin                    Income
                                                                       Portfolio                Portfolio                Portfolio
====================================================================================================================================

ASSETS:
  Investments, at value
    (Cost -- $160,622,372, $17,605,937
      and $19,322,755, respectively)                                 $ 182,102,365            $  20,011,755            $  19,386,623

  Repurchase Agreement, at value
    (Cost -- $0, $0 and $3,920,000,
      respectively)                                                             --                       --                3,920,000

  Foreign currency
    (Cost -- $1,101,589, $699,621
      and $0, respectively)                                              1,101,588                  670,563                       --

  Cash                                                                     290,243                   11,904                       43

  Receivable for securities sold                                         3,595,221                  180,353                  874,608

  Dividends and interest receivable                                        359,041                   66,992                  456,739

  Receivable for open forward
   foreign currency contracts
   (Note 5)                                                                  1,504                       --                  119,743

  Receivable from broker                                                        --                       --                    1,753

------------------------------------------------------------------------------------------------------------------------------------

  Total Assets                                                         187,449,962               20,941,567               24,759,509

------------------------------------------------------------------------------------------------------------------------------------


LIABILITIES:
  Payable for securities purchased                                       4,911,482                  429,277                  343,316

  Management fees payable                                                  130,076                   13,991                   16,840

  Payable for open forward foreign
    currency contracts (Note 5)                                                 66                      102                   95,277

  Dividends payable                                                             --                       --                       84

  Payable to bank                                                               --                       --                      135

  Accrued expenses                                                         120,798                   49,997                   24,522

------------------------------------------------------------------------------------------------------------------------------------

  Total Liabilities                                                      5,162,422                  493,367                  480,174

------------------------------------------------------------------------------------------------------------------------------------

Total Net Assets                                                     $ 182,287,540            $  20,448,200            $  24,279,335

====================================================================================================================================


NET ASSETS:
  Par value of capital shares                                        $         145            $          20            $          20

  Capital paid in excess of par value                                  162,483,887               19,422,787               22,596,481

  Undistributed (overdistributed)
    net investment income                                                  321,371                  (20,726)                 706,878

  Accumulated net realized gain
   (loss) on security transactions,
   futures contracts and options                                        (1,970,543)              (1,359,340)                 897,769

  Net unrealized appreciation of
    investments, futures contracts,
    options and foreign currencies                                      21,452,680                2,405,459                   78,187

------------------------------------------------------------------------------------------------------------------------------------

Total Net Assets                                                     $ 182,287,540            $  20,448,200            $  24,279,335

====================================================================================================================================

Shares Outstanding                                                      14,462,517                2,011,426                2,048,116

------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value                                                             $12.60                   $10.17                   $11.85

------------------------------------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Operations (unaudited)
--------------------------------------------------------------------------------

For the Six Months Ended April 30, 1997

                                                                           Smith Barney          Smith Barney            GT Global
                                                                           International            Pacific              Strategic
                                                                               Equity                Basin                Income
                                                                             Portfolio             Portfolio             Portfolio
====================================================================================================================================

INVESTMENT INCOME:
  Dividends                                                                $    751,586          $    127,738                    --
  Interest                                                                      156,295                19,436          $    712,602
  Less: Foreign withholding tax                                                 (62,938)               (5,830)               (1,830)

------------------------------------------------------------------------------------------------------------------------------------

  Total Investment Income                                                       844,943               141,344               710,772
------------------------------------------------------------------------------------------------------------------------------------

EXPENSES:
  Management fees (Note 2)                                                      734,821                81,653                89,572
  Custody                                                                        63,784                33,865                17,090
  Shareholder communications                                                     13,489                 2,285                 2,485
  Audit and legal                                                                10,867                 7,412                 7,383
  Shareholder and system servicing fees                                           7,662                 5,913                 3,397
  Director's fees                                                                 5,656                 1,953                 2,074
  Registration fees                                                               1,277                   454                   107
  Other                                                                           2,358                   969                   932
------------------------------------------------------------------------------------------------------------------------------------

  Total Expenses                                                                839,914               134,504               123,040
------------------------------------------------------------------------------------------------------------------------------------

Net Investment Income                                                             5,029                 6,840               587,732
------------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS, FUTURES CONTRACTS,
OPTIONS AND FOREIGN CURRENCIES
(NOTE 3, 5, 6 AND 7):
  Realized Gain (Loss) From:
    Security transactions
      (excluding short-term securities) (1,020,986)                            (603,045)              911,509
    Futures contracts                                                                --                    --                20,556
    Options purchased                                                                --                    --                   163
    Foreign currency transations                                                317,485               (26,948)              119,857
------------------------------------------------------------------------------------------------------------------------------------

  Net Realized Gain (Loss)                                                     (703,501)             (629,993)            1,052,085
------------------------------------------------------------------------------------------------------------------------------------

  Change in Net Unrealized Appreciation
  of Investments, Futures Contracts,
  Options and Foreign Currencies:
    Beginning of period                                                      15,538,528               813,420             1,048,593
    End of period                                                            21,452,680             2,405,459                78,187
------------------------------------------------------------------------------------------------------------------------------------

  Increase (Decrease) in
    Net Unrealized Appreciation                                               5,914,152             1,592,039              (970,406)

------------------------------------------------------------------------------------------------------------------------------------

Net Gain on Investments, Futures
  Contracts, Options and Foreign
  Currencies                                                                  5,210,651               962,046                81,679
Increase in Net Assets From Operations                                     $  5,215,680          $    968,886          $    669,411
====================================================================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Six Months Ended April 30, 1997 (unaudited) and the Year Ended October 31, 1996

Smith Barney International Equity Portfolio            1997             1996
================================================================================
OPERATIONS:
  Net investment income                           $      5,029     $    224,890
  Net realized gain (loss)                            (703,501)         303,917
  Increase in net unrealized appreciation            5,914,152       12,631,849
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations             5,215,680       13,160,656
--------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS FROM:
  Net investment income                               (160,616)         (75,105)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                     (160,616)         (75,105)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
  Net proceeds from sale of shares                  59,803,384       78,935,547
  Net asset value of shares issued
    for reinvestment of dividends                      160,616           75,105
  Cost of shares reacquired                        (26,054,102)      (2,312,077)
--------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                         33,909,898       76,698,575
--------------------------------------------------------------------------------
Increase in Net Assets                              38,964,962       89,784,126
NET ASSETS:
  Beginning of period                              143,322,578       53,538,452
--------------------------------------------------------------------------------
  End of period*                                  $182,287,540     $143,322,578
================================================================================
* Includes undistributed net investment income of:    $321,371         $159,473
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

For the Six Months Ended April 30, 1997 (unaudited) and the Year Ended October 31, 1996

Smith Barney Pacific Basin Portfolio                   1997             1996
================================================================================
OPERATIONS:
  Net investment income                            $     6,840      $    61,542
  Net realized loss                                   (629,993)        (335,117)
  Increase in net unrealized appreciation            1,592,039        1,008,150
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations               968,886          734,575
--------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS FROM:
  Net investment income                               (111,296)         (25,705)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                     (111,296)         (25,705)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
  Net proceeds from sale of shares                  17,843,981       12,262,188
  Net asset value of shares issued
    for reinvestment of dividends                      111,296           25,705
  Cost of shares reacquired                        (15,021,742)      (3,461,355)
--------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                          2,933,535        8,826,538
--------------------------------------------------------------------------------
Increase in Net Assets                               3,791,125        9,535,408

NET ASSETS:
  Beginning of period                               16,657,075        7,121,667
--------------------------------------------------------------------------------
  End of period*                                   $20,448,200      $16,657,075
================================================================================
* Includes undistributed (overdistributed)
    net investment income of:                         $(20,726)        $110,678
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

For the Six Months Ended April 30, 1997 (unaudited) and the Year Ended October 31, 1996

GT Global Strategic Income Portfolio                   1997             1996
================================================================================
OPERATIONS:
  Net investment income                            $   587,732      $   943,615
  Net realized gain                                  1,052,085          857,613
  Increase (decrease) in net unrealized
    appreciation                                      (970,406)         812,287
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations               669,411        2,613,515
--------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS FROM:
  Net investment income                               (757,534)        (385,932)
  Net realized gains                                  (988,456)              --
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                   (1,745,990)        (385,932)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
  Net proceeds from sale of shares                   5,929,350        9,268,494
  Net asset value of shares issued
    for reinvestment of dividends                    1,746,011          385,932
  Cost of shares reacquired                         (1,471,685)      (1,126,715)
--------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                          6,203,676        8,527,711
--------------------------------------------------------------------------------
Increase in Net Assets                               5,127,097       10,755,294
NET ASSETS:
  Beginning of period                               19,152,238        8,396,944
--------------------------------------------------------------------------------
  End of period*                                   $24,279,335      $19,152,238
================================================================================
* Includes undistributed net investment income of:    $706,878         $756,823
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

     1. SIGNIFICANT ACCOUNTING POLICIES

     The Smith Barney International Equity, Smith Barney Pacific Basin and GT Global Strategic Income Portfolios ("Portfolio(s)") are separate investment portfolios of the Travelers Series Fund Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these Portfolios and nine other separate investment portfolios: AIM Capital Appreciation, Alliance Growth, MFS Total Return, Putnam Diversified Income, Smith Barney High Income, Smith Barney Income and Growth, Smith Barney Money Market, TBC Managed Income and Van Kampen American Capital Enterprise Portfolios. Shares of the Fund are offered only to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate semi-annual reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and listed securities for which no sales price was reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, as applicable; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practicable after the Portfolios determine the existence of a dividend declaration after exercising reasonable due diligence; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (i) the character of income and gains to be distributed are determined in accordance with

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

income tax regulations which may differ from generally accepted accounting principles. At October 31, 1996, reclassifications were made to the capital accounts of GT Global Strategic Income Portfolio to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Accordingly, a portion of undistributed net investment loss amounting to $122 has been reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (j) each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended pertaining to regulated investment companies and make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, the Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

     2. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATED PERSONS

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment manager of the Smith Barney International Equity ("SBIE") and the Smith Barney Pacific Basin ("SBPB") Portfolios. Travelers Investment Adviser, Inc., ("TIA"), an affiliate of SBMFM, acts as the investment manager of the GT Global Strategic Income Portfolio ("GTGSI"). SBIE and SBPB pay SBMFM a management fee calculated at the annual rate of 0.90% of the average daily net assets of each Portfolio, respectively. GTGSI pays TIA a management fee calculated at an annual rate of 0.80% of its average daily net assets. These fees are calculated daily and paid monthly.

     TIA has entered into a subadvisory agreement with Chancellor LGT Asset Management, Inc. ("LGT"). Pursuant to the subadvisory agreement, LGT is responsible for the day-to-day portfolio operations and investment decisions for GTGSI and is compensated for such services. TIA pays LGT a monthly fee calculated at the annual rate of 0.375% of the average daily net assets of GTGSI.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

     TIA has entered into a sub-administrative services agreement with SBMFM. TIA pays SBMFM, as sub-administrator, a fee calculated at an annual rate of 0.10% of the Portfolios' average daily net assets.

     Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Fund shares. SB also acts as broker for certain portfolio transactions. For the six months ended April 30, 1997, SB received brokerage commissions of $1,950 for SBIE and SBPB.

     All officers and one Director of the Fund are employees of SB.

     3. INVESTMENTS

     For the six months ended April 30, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                          SBIE            SBPB         GTGSI
================================================================================
Purchases                              $52,718,183    $12,886,715   $17,438,935
--------------------------------------------------------------------------------
Sales                                   26,324,117     10,700,775    14,894,433
================================================================================

    At April 30, 1997, the gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                          SBIE            SBPB         GTGSI
================================================================================
Gross unrealized appreciation          $29,165,707    $2,937,385    $ 814,560
Gross unrealized depreciation           (7,685,714)     (531,567)    (750,692)
--------------------------------------------------------------------------------
Net unrealized appreciation            $21,479,993    $2,405,818    $  63,868
================================================================================

     4. CAPITAL LOSS CARRYFORWARD

     At October 31, 1996, the Fund had capital loss carryforwards available to offset future realized capital gains, if any, for Federal income tax purposes of approximately $950,000 and $757,000 for SBIE and SBPB, respectively. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amounts and expiration of the carryforward losses are indicated below. Expiration occurs on October 31 of the year indicated.

Portfolio                                                 2003          2004
================================================================================
SBIE                                                   $950,000             --
--------------------------------------------------------------------------------
SBPB                                                    305,000      $452,000
================================================================================

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

     5. FORWARD FOREIGN CURRENCY CONTRACTS

     At April 30, 1997, the Portfolios had open forward foreign currency contracts as described below. The Portfolios bear the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts is reflected as follows:

                                  Local       Market    Settlement  Unrealized
Foreign Currency                Currency       Value       Date     Gain (Loss)
================================================================================
Smith Barney International Equity

To Sell:
Japanese Yen                   1,581,481    $   12,465    5/2/97      $     11
Norwegian Krone                  210,833        29,618    5/5/97            84
--------------------------------------------------------------------------------
                                                                            95
--------------------------------------------------------------------------------
To Buy:
Australian Dollar                282,057       220,482    5/1/97         1,409
Japanese Yen                   7,711,844        60,776    5/1/97           (66)
--------------------------------------------------------------------------------
                                                                         1,343
--------------------------------------------------------------------------------
Total Unrealized Gain
  on Forward Foreign
  Currency Contracts                                                  $  1,438
================================================================================
Smith Barney Pacific Basin

To Sell:
Indonesian Rupiah             86,558,599    $   35,615    5/1/97      $   (102)
================================================================================
GT Global Strategic Income

To Sell:
Australian Dollar              1,040,000    $  812,876   5/12/97      $(25,596)
British Pound                    170,000       275,640   6/10/97        (1,996)
British Pound                    200,000       324,281   7/31/97           (91)
Canadian Dollar                1,205,000       863,962   5/29/97        15,314
German Deutschemark            1,767,000     1,020,745    5/5/97        35,471
German Deutschemark            1,060,000       613,414   5/30/97        19,668
German Deutschemark              500,000       289,612   6/11/97         3,188
German Deutschemark              520,000       301,519   6/25/97         8,691
Italian Lira               2,040,000,000     1,188,598   7/21/97         8,304
Japanese Yen                  45,200,000       357,579   5/27/97        13,399
Japanese Yen                  44,000,000       350,009    7/3/97         4,330
New Zealand Dollar               290,000       200,866   6/10/97         1,829
Spanish Peseta                69,300,000       474,730   7/15/97         3,119
--------------------------------------------------------------------------------
                                                                        85,630
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

                                  Local        Market   Settlement   Unrealized
Foreign Currency                Currency        Value      Date      Gain (Loss)
================================================================================

GT Global Strategic Income
To Buy:
Australian Dollar               1,040,000   $   812,876   5/12/97   $     1,921
British Pound                     170,000       275,640   6/10/97         4,509
Canadian Dollar                   810,000       580,755   5/29/97       (12,677)
German Deutschemark             1,000,000       577,671   5/5/97        (11,229)
German Deutschemark               520,000       301,519   6/25/97        (9,925)
Japanese Yen                   45,200,000       357,579   5/27/97       (16,996)
Japanese Yen                   44,000,000       350,009   7/3/97        (15,503)
New Zealand Dollar                290,000       200,866   6/10/97        (1,264)
--------------------------------------------------------------------------------
                                                                        (61,164)
--------------------------------------------------------------------------------
Total Unrealized Gain
  on Forward Foreign
  Currency Contracts                                                $    24,466
================================================================================

     6. FUTURES CONTRACTS

     Initial margin deposits are made upon entering into futures contracts and are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolios' basis in the contract. The Portfolios enter into such contracts to hedge a portion of their portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

     As of April 30, 1997, GTGSI had the following open futures contracts:

                             # of                  Basis     Market   Unrealized
Futures contracts to sell  contracts  Expiration   Value     Value       Gain
================================================================================
Canada 10 Year                 5         6/97     $411,891  $410,389    $1,502
Italy BTPS 10 Year             1         6/97      149,754   149,252       502
--------------------------------------------------------------------------------
Total                                             $561,645  $559,641    $2,004
================================================================================

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

     7. OPTION CONTRACTS

     Premiums paid when put or call options are purchased by the Portfolios represent investments, which are marked-to-market daily and are included in the schedules of investments. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into closing sales transaction, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

     As of April 30 1997, GTGSI held three purchased call options with a cost of $97,883.

     When the Portfolios write a covered call or put option, an amount equal to the premium received by the Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain equal to the amount of the premium received. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolios purchased upon exercise. When written index options are exercised, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of loss if the market price of the underlying security declines.

     During the period ended April 30, 1997, the Portfolios did not write any options.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

     8. REVERSE REPURCHASE AGREEMENT

     GIGSI may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

     At April 30, 1997, the Portfolio had no open reverse repurchase agreements.

     9. LENDING OF PORTFOLIO SECURITIES

     The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations, and receives a lenders' fee, which is shared 60% by the Portfolios and 40% by the custodian. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary between 2% and 5% depending on the type of securities loaned. The custodian establishes and maintains the collateral in segregated accounts. The Portfolios maintain exposure for the risk of any losses in the investment of amounts received as collateral.

     At April 30, 1997, there were no securities on loan.

     10. PORTFOLIO CONCENTRATION

     The Portfolios' investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

     In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counter-parties to meet the terms of their contracts.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

     11. CAPITAL SHARES

     At April 30, 1997, the Fund had six billion shares of capital stock authorized with a par value of $0.00001 per share. Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each share of the same Portfolio and has an equal entitlement to any dividends and distributions made by the Portfolio.

     Transactions in shares of each Portfolio were as follows:

                                          Six Months Ended      Year Ended
                                           April 30, 1997    October 31, 1996
================================================================================
Smith Barney International Equity
Shares sold                                   4,743,684          6,840,983
Shares issued on reinvestment                    12,902              7,032
Shares redeemed                              (2,057,382)          (191,267)
--------------------------------------------------------------------------------
Net Increase                                  2,699,204          6,656,748
================================================================================
Smith Barney Pacific Basin
Shares sold                                   1,784,904          1,262,559
Shares issued on reinvestment                    11,185              2,782
Shares redeemed                              (1,492,784)          (352,741)
--------------------------------------------------------------------------------
Net Increase                                    303,305            912,600
================================================================================
GT Global Strategic Income
Shares sold                                     486,692            821,257
Shares issued on reinvestment                   147,094             35,504
Shares redeemed                                (124,112)           (98,292)
--------------------------------------------------------------------------------
Net Increase                                    509,674            758,469
================================================================================

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

Smith Barney International Equity Portfolio                  1997(1)            1996           1995          1994(2)
======================================================================================================================
Net Asset Value, Beginning of Period                         $12.18            $10.48         $10.55         $10.00
----------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)(3)                              0.00*             0.02           0.03**        (0.03)
  Net realized and unrealized gain (loss)                      0.43              1.69          (0.10)          0.58
----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                            0.43              1.71          (0.07)          0.55
----------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                       (0.01)            (0.01)            --             --
----------------------------------------------------------------------------------------------------------------------
Total Distributions                                           (0.01)            (0.01)            --             --
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $12.60            $12.18         $10.48         $10.55
----------------------------------------------------------------------------------------------------------------------
Total Return                                                   3.55%++          16.36%         (0.66)%         5.50%++
----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                           $182,288          $143,323        $53,538        $13,811
----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(3)                                                  1.02%+            1.10%          1.44%          1.20%+
  Net investment income (loss)                                 0.01+             0.23           0.25          (0.73)+
----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                          16%               41%            29%            --
----------------------------------------------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions(4)(5)                           $0.02             $0.02          $0.01             --
======================================================================================================================

(1)  For the six months ended April 30, 1997 (unaudited).
(2) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.
(3) The Manager has waived part of its fees for the year ended October 31, 1994. If such fees were not waived, the effect on the net investment loss and the expense ratio would have been as follows:

                                   Per Share
                                Decrease to Net           Expense Ratios
                               Investment Income        Without Fee Waiver
                               -----------------        ------------------
      1994                            $0.03                   2.00%+

     In addition, during the years ended October 31, 1996 and 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. When the credits are taken into consideration the expense ratios are 1.05% and 1.21%, respectively; prior year numbers have not been restated to reflect these adjustments.
(4) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
(5) Trades executed in the United States and Canada have an average commission rate of $0.06 per share. Commission on trades executed outside these countries are generally executed as a percentage of cost or proceeds ranging from 0.5% to 1.00%.
 *   Amount less than $0.01 per share.
**   Includes realized gains and losses from foreign currency transactions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

Smith Barney Pacific Basin Portfolio                         1997(1)             1996            1995          1994(2)
=======================================================================================================================
Net Asset Value, Beginning of Period                           $9.75             $8.95          $10.10        $10.00
-----------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)(3)                               0.01              0.08           (0.04)*       (0.04)
  Net realized and unrealized gain (loss)                       0.47              0.75           (1.11)         0.14
-----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                             0.48              0.83           (1.15)         0.10
-----------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                        (0.06)            (0.03)             --            --
-----------------------------------------------------------------------------------------------------------------------
Total Distributions                                            (0.06)            (0.03)             --            --
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $10.17             $9.75           $8.95        $10.10
Total Return                                                    4.97%++           9.26%         (11.39)%        1.00%++
-----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                             $20,448           $16,657          $7,122        $4,238
-----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(3)                                                   1.48%+            1.34%           1.83%         1.26%+
  Net investment income (loss)                                  0.08+             0.47           (0.51)        (0.93)+
-----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                           61%               59%             28%           --
-----------------------------------------------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions(4)(5)                            $0.01             $0.02           $0.01            --
=======================================================================================================================

(1)  For the six months ended April 30, 1997 (unaudited).
(2) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.
(3) The Manager has waived all or part of its fees for the years ended October 31, 1996, October 31, 1995 and the period ended October 31, 1994. In addition, the Manager has reimbursed the Portfolio for $9,778 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the effect on the net investment loss and the expense ratios would have been as follows:

                                                          Expense Ratios
                                   Per Share            Without Fee Waiver,
                               Decreases to Net          Reimbursement and
                               Investment Income          Custody Credits
                               -----------------          ---------------
      1996                            $0.02                   1.58%
      1995                             0.03                   2.23
      1994                             0.06                   2.82+

     In addition, during the years ended October 31, 1996 and 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration the expense ratios are 1.17% and 1.30%, respectively; prior year numbers have not been restated to reflect these adjustments.
(4) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
(5) Trades executed in the United States and Canada have an average commission rate of $0.06 per share. Commission on trades executed outside these countries are generally executed as a percentage of cost or proceeds ranging from 0.5% to 1.00%.
 *   Includes realized gains and losses from foreign currency transactions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

GT Global Strategic Income Portfolio            1997(1)           1996            1995       1994(2)
========================================================================================================
Net Asset Value, Beginning of Period            $12.45            $10.77          $9.95       $10.00
--------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(3)                        0.22              0.74           0.64*        0.17
  Net realized and unrealized gain (loss)         0.22              1.36           0.28        (0.22)
--------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               0.44              2.10           0.92        (0.05)
--------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                          (0.45)            (0.42)         (0.10)        --
  Net realized gains                             (0.59)             --             --           --
--------------------------------------------------------------------------------------------------------
Total Distributions                              (1.04)            (0.42)         (0.10)        --
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $11.85            $12.45         $10.77        $9.95
--------------------------------------------------------------------------------------------------------
Total Return                                      3.47%++          20.07%          9.37%       (0.50)%++
--------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)               $24,279           $19,152         $8,397       $2,624
--------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(3)                                     1.09%+            1.23%          1.47%        1.07%+
  Net investment income                           5.19+             6.87           6.44         4.58+
--------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             77%              192%           295%          56%
========================================================================================================

(1)  For the six months ended April 30, 1997 (unaudited).
(2) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.
(3) The Manager has waived all or part of its fees for the years ended October 31, 1996, October 31, 1995 and the period ended October 31, 1994. In addition, the Manager has reimbursed the Portfolio for $18,556 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and expense ratios would have been as follows:

                                                          Expense Ratios
                                                        Without Fee Waiver,
                              Per Share Decreases        Reimbursement and
                           to Net Investment Income       Custody Credits
                           ------------------------       ---------------
      1996                            $0.02                   1.38%
      1995                             0.04                   1.93
      1994                             0.13                   4.53+

     In addition, during the years ended October 31, 1996 and 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration the expense ratios are 1.11% and 1.11%, respectively; prior year numbers have not been restated to reflect these adjustments.
 *   Includes realized gains and losses from foreign currency transactions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.

TRAVELERS SERIES
FUND INC.


DIRECTORS
Victor K. Atkins
A. E. Cohen
Robert A. Frankel
Rainer Greeven
Susan M. Heilbron
Heath B. McLendon, Chairman
James M. Shuart


OFFICERS
Heath B. McLendon
Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

John C. Bianchi
Vice President

James B. Conheady
Vice President

Martin Hanley
Vice President

Jeffrey J. Russell
Vice President

Bruce D. Sargent
Vice President

Phyllis Zahorodny
Vice President

Irving P. David
Controller

Christina T. Sydor
Secretary


SMITH BARNEY
--------------------------------
A Member of TravelersGroup [LOGO]


INVESTMENT MANAGERS
Smith Barney Mutual Funds
   Management Inc.
Travelers Investment
   Advisers, Inc.

DISTRIBUTOR
Smith Barney Inc.

CUSTODIAN
The Chase Manhattan Bank

ANNUITY ADMINISTRATION
Travelers Annuity Investor Services
5 State House Square
1 Tower Square
Hartford, CT 06183


This report is submitted for the general information of the shareholders of
Travelers Series Fund Inc. -- Smith Barney
International Equity, Smith Barney Pacific
Basin and GT Global Strategic Income
Portfolios. It is not authorized for
distribution to prospective investors
unless accompanied or preceded by a
current Prospectus for the Portfolios,
which contains information concerning the
Portfolios' investment policies and
expenses as well as other pertinent
information.


TRAVELERS SERIES FUND INC.
388 Greenwich Street
New York, New York 10013

IN0802 6/97



--------------------------------------------------------------------------------
                               SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------



                                   Travelers Series
                                   Fund Inc.

                                   MFS Total Return Portfolio

                                   TBC Managed Income
                                   Portfolio

                                   Smith Barney Money
                                   Market Portfolio

                                   ---------------------------------------------
                                   April 30, 1997

                            [LOGO] Smith Barney Mutual Funds
                                   Investing for your future.
                                   Every day.

----------------------------------------
MFS Total Return, TBC Managed Income and
Smith Barney Money Market Portfolios
----------------------------------------

Dear Shareholder:

We are pleased to provide the semi-annual report for the Travelers Series Fund Inc. - MFS Total Return, TBC Managed Income and Smith Barney Money Market Portfolios for the period ended April 30, 1997. For your convenience, we have summarized the period's prevailing economic and market conditions and outlined each Portfolio's investment strategy. A detailed summary of performance and current holdings can be found in the appropriate sections that follow.

Portfolio Highlights
MFS Total Return Portfolio

For the six months ended April 30, 1997, the MFS Total Return Portfolio provided a total return of 8.35%. The Portfolio's six-month total return compares favorably to its Lipper Analytical Services Inc. balanced fund peer group average of 5.26% over the same period. (Lipper Analytical Services Inc. is an independent firm that tracks fund performance.) As a balanced fund a large portion of the Portfolio's total assets are invested in both stocks and bonds. In addition, the Portfolio purchases preferred stocks and convertible bonds that in many cases can provide similar returns to common stocks with generally less risk.

Over the past six months the Portfolio has been helped by the strong pace of U.S. economic activity. (The U.S. economy grew at an annual rate of 3.8% in the last quarter of 1996 and 3.5% in the first quarter of 1997.) Employment levels have also been strong and the national unemployment rate was roughly 4.9% at the end of April. While inflation has not been a problem in recent years, prices did edge up over the past six months and the Portfolio's managers are closely monitoring key indicators for any signs of a serious rise in the annual rate of inflation. While interest rates moved lower in the last few months of 1996, interest rates moved up sharply in the first quarter of 1997 as the pace of U.S. economic growth picked up with no signs of any slowdown.

During the reporting period, the economies of many other countries were sluggish relative to the U.S. However, the Portfolio's managers believe the rise in the value of the U.S. dollar over the past year should help to improve the competitiveness of many foreign corporations. Under that scenario, foreign economies would begin to grow more strongly while the U.S. economy would slow down. Many investors have remained bullish on corporate America and stock prices generally moved higher over most of the period under review.

Bonds moved higher at the beginning of the period but declined sharply over March and April 1997.

The Portfolio's allocations for the most part have remained conservative. At the end of April 1997, 58% of the Portfolio was invested in stocks, preferred stocks, and convertible bonds. The Portfolio's managers generally consider a 60% stock weighting neutral and anything over 65% aggressive. The Portfolio's Managers have been somewhat conservative for some time because they believe stock valuations are expensive based on historical standards. With respect to valuations, many analysts interpret a Standard & Poor's 500 Stock Index ("S&P 500") dividend yield of 3% as a strong 'sell' signal. (The S&P 500 is a capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.) Specifically, the dividend yield of the S&P 500 is just 2% and close to its all-time low.

In selecting stocks for the Portfolio, the Portfolio's managers prefer to own companies that they anticipate will have stable and growing earnings. The Portfolio's managers also like to pay a price for these securities (as measured by a number of different ratios such as price/earnings ratio, dividend yield, and price-to-book value) below the market average. Financial services and energy stocks both performed well for the Portfolio during the reporting period. Energy company stocks were helped by generally higher oil prices, while financial services company stocks reported solid earnings and consolidation in the industry remained high.

The Portfolio continues to have less of an emphasis in the technology and consumer non-durable areas of the market. While the Portfolio's managers believe there are many outstanding companies in both of these market sectors, their valuations in their view have not been compelling in recent months. Over the past six months, the performance of the Portfolio's aerospace and defense company holdings has been disappointing, in part because, after years of consolidation, many investors are concerned that these industries are in for a period of 'slow growth.' However, the managers still find these industries to be relatively attractive and we believe select companies can continue to produce solid earnings over the long term. The utility sector was another disappointment for the Portfolio. The pace of deregulation in the utility industry continues to pick up, causing investor concerns to rise and putting pressure on stock prices.

Looking ahead, the Portfolio's managers see the U.S. economy growing modestly during the next twelve months. Over the near term, however, they believe that the Federal Reserve Board ("Fed") will keep a close watch on wage inflation and general economic activity and it may raise interest rates again if key economic indicators suggest a stronger-than-expected U.S. economy. Given where many equity valuations are today, the management team feels comfortable with how the Portfolio's assets are currently allocated. However, if the stock market were to drop in any meaningful way, the Portfolio's managers would view that as a buying opportunity and look to add to our stock holdings on a selective basis.

TBC Managed Income Portfolio

For the six-months ended April 30, 1997, the TBC Managed Income Portfolio had a total return of 2.1% versus the 1.7% total return of the Lehman Brothers Aggregate Bond Index, an unmanaged bond index made up of more than 5,900 issues of U.S. Treasuries and agencies, corporate bonds, and mortgage-backed securities. Furthermore, the Portfolio outperformed its Lipper Analytical Services, Inc. peer group average of 1.18%.

During the past six months, interest rates rose across the entire maturity spectrum as many investors sold bonds in anticipation of short-term interest rate increases. During the period, the economy continued to show signs of strength while inflation remained in check. This economic strength was exhibited by the first quarter Gross Domestic Product ("GDP"), which showed a 5.8% jump in economic activity, its strongest number since 1987. (The GDP is a measure of the total output of goods and services.) Despite the strong growth, inflation (as measured by the gross domestic purchasers price index), rose only at a 2.2% pace. As expected by many investors, the Fed took pre-emptive action against inflation at its March Federal Open Market Committee meeting by raising the Fed funds rate 25 basis points, or 0.25%. (The Fed funds rate is the interest rate banks charge each other for overnight loans and is the key determinant of interest rate levels across the maturity spectrum.) However, the Fed declined to raise rates at its subsequent meeting on May 20, 1997. Investors continue to sift through economic data in an effort to gauge the Fed's outlook on the economy and interest rates.

In line with the Portfolio's managers' expectations, mortgage-backed securities outperformed other major fixed income sectors during the six-months ended April 30, 1997. These issues performed well as interest rates trended modestly higher throughout the period. Low interest rate volatility and stable-to-slightly increasing interest rates tend to limit mortgage pre-payments, which makes mortgage-backed securities attractive because their cash flows are more predictable in such an environment. As of April 30, 1997, the Portfolio allocated approximately 28% to this sector.

Asset-backed securites also exhibited strong performance as credit trends have remained stable while volatility has remained in check. Investment grade corporate bonds and U.S. Treasuries lagged the broad fixed income market during the reporting period. Moreover, investment grade corporate bonds continue to trade at historically high price levels relative to comparable U.S. Treasuries. The Portfolio's managers will continue to search for value within this sector through detailed credit research, and will focus on non-cyclical industrials in the coming months. High yield corporate bonds have continued to outperform the broad fixed income market, despite experiencing volatility in late March.

Smith Barney Money Market Portfolio

Over the past six months the U.S. economy grew vigorously. Gross Domestic Product, the total output of goods and services, rose at a roughly 5.8% annual rate in the first quarter of 1997. This figure comes on the heels of a 3.8 percent annual rate of economic growth in the fourth quarter of 1996. As evidenced by strong motor vehicle and durable goods sales, much of the first quarter growth came from higher personal consumption. Record high consumer confidence and a low rate of unemployment have also contributed to a healthy economy. Absent from this picture has been any concrete signs of inflation. For the first three months of 1997, consumer prices rose only 1.8%, down from the 4% price rises of a year ago.

Nevertheless, the Federal Open Market Committee, the organization within the Fed chiefly responsible for implementing monetary policy, raised the Fed funds rate by 25 basis points (i.e., 0.25%) at their meeting in late March of 1997. The Fed's belief is that persistent strength in the U.S. economy forces it to act sooner rather than later with respect to keeping inflationary pressures in check.

Going forward, the Portfolio's managers expect to see a slowdown in economic growth from its current high pace. Since part of the growth in the first quarter of 1997 came from a buildup in business inventories, growth should be slower in future quarters. In addition, reports from many auto manufacturers and department stores suggest that retail sales have slowed so far in the second quarter of 1997. However, this slowdown in these industries may be attributable to auto strikes and April income tax payments. Overall, the labor market and corporate America remain strong. If the economy does not slow down to an annual growth rate of roughly 2.5% to 3%, the Portfolio's managers believe the Fed may be forced to raise rates again.

So far in 1997, interest rates have gone higher as expectations of interest rate increases became a reality. The Portfolio's managers have structured the Smith Barney Money Market Portfolio to have a somewhat shorter average weighted maturity in order to take advantage of higher reinvestment rates.

In closing, thank you for investing in the MFS Total Return, TBC Managed Income and Smith Barney Money Market Portfolios. We look forward to helping you achieve your investment goals.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman

May 29, 1997

================================================================================
                           MFS Total Return Portfolio

================================================================================
================================================================================
Historical Performance
================================================================================

                         Net Asset Value
                       ------------------
                       Beginning   End of     Income     Capital Gains     Total
Period Ended           of Period   Period    Dividends   Distribution     Returns+
==================================================================================
4/30/97                 $13.13     $13.75     $0.29         $0.17          8.35%++
----------------------------------------------------------------------------------
10/31/96                 11.53      13.13      0.27          0.08         17.16
----------------------------------------------------------------------------------
10/31/95                  9.98      11.53      0.05          0.00         16.12
----------------------------------------------------------------------------------
6/16/94*-10/31/94        10.00       9.98      0.00          0.00         (0.20)++
==================================================================================
Total                                         $0.61         $0.25
==================================================================================

================================================================================
                          TBC Managed Income Portfolio
================================================================================
================================================================================
Historical Performance
================================================================================

                         Net Asset Value
                       ------------------
                       Beginning   End of     Income     Capital Gains     Total
Period Ended           of Period   Period    Dividends   Distribution     Returns+
==================================================================================
4/30/97                 $11.06     $10.80     $0.49         $0.00          2.10%++
----------------------------------------------------------------------------------
10/31/96                 11.16      11.06      0.46          0.15          4.61
----------------------------------------------------------------------------------
10/31/95                 10.04      11.16      0.13          0.00         12.68
----------------------------------------------------------------------------------
6/16/94*-10/31/94        10.00      10.04      0.00          0.00          0.40++
==================================================================================
Total                                         $1.08         $0.15
==================================================================================

It is the Funds' policy to distribute dividends and capital gains, if any, annually.

================================================================================
Average Annual Total Return+
================================================================================

                                                     MFS Total     TBC Managed
                                                      Return         Income
                                                     Portfolio      Portfolio
================================================================================
Six Months Ended 4/30/97++                              8.35%          2.10%
--------------------------------------------------------------------------------
Year Ended 4/30/97                                     15.48           7.04
--------------------------------------------------------------------------------
6/16/94*-4/30/97                                       14.37           6.81
================================================================================

================================================================================
 Cumulative Total Return+
================================================================================

                                                     MFS Total     TBC Managed
                                                      Return         Income
                                                     Portfolio      Portfolio
================================================================================
6/16/94* through 4/30/97                              47.11%          20.84%
================================================================================

 + Assumes the reinvestment of all dividends and capital gains distributions at net asset value.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 *   Commencement of operations.

================================================================================
Historical Performance (unaudited)
================================================================================

                     Growth of $10,000 Invested in Shares of
                MFS Total Return Portfolio vs. S&P 500 Index and
                Lehman Brothers Government Corporate Bond Index+

--------------------------------------------------------------------------------
                             June 1994 -- April 1997

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                                              Lehman Brothers
                       MFS Total              S&P           Government Corporate
                    Return Portfolio       500 Index            Bond Index
                    ----------------       ---------            ----------
6/14/94                $10,000               $10,000             $10,000
 10/94                 $ 9,980               $10,324             $10,075
 4/95                  $10,614               $11,404             $10,777
 10/95                 $11,589               $13,053             $11,704
 4/96                  $12,740               $14,684             $11,709
 10/96                 $13,577               $16,018             $12,335
4/30/97                $14,711               $18,374             $12,496

+ Hypothetical illustration of $10,000 invested in shares of the MFS Total Return Portfolio on June 16, 1994 (commencement of operations), assumes reinvestment of dividends and capital gains, if any, at net asset value through April 30, 1997. The Standard & Poor's 500 Index ("S&P 500 Index") is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 Index include reinvestment of dividends. The Lehman Brothers Government Corporate Bond Index is comprised of over 5,000 issues of U.S. Government Treasury and Agency securities and Corporate and Yankee securities. The indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

================================================================================
Historical Performance (unaudited)
================================================================================

                   Growth of $10,000 Invested in Shares of the
                        TBC Managed Income Portfolio vs.
                      Lehman Brothers Aggregate Bond Index+

--------------------------------------------------------------------------------
                             June 1994 -- April 1997

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                     TBC Managed          Lehman Brothers
                                  Income Portfolio      Aggregate Bond Index
                                  ----------------      --------------------
6/14/94                               $10,000                  $10,000
 10/94                                $10,040                  $10,052
 4/95                                 $10,533                  $10,757
 10/95                                $11,313                  $11,626
 4/96                                 $11,289                  $11,687
 10/96                                $11,835                  $12,305
4/30/97                               $12,084                  $12,515

+ Hypothetical illustration of $10,000 invested in shares of the TBC Managed Income Portfolio on June 16, 1994 (commencement of operations), assumes reinvestment of dividends and capital gains, if any, at net asset value through April 30, 1997. The Lehman Brothers Aggregate Bond Index is comprised of over 6,500 issues of U.S. Treasuries, Agencies, Corporate Bonds and Mortgage-Backed securities. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

================================================================================
Schedules of Investments (unaudited)                              April 30, 1997
================================================================================

                           MFS TOTAL RETURN PORTFOLIO

  SHARES                               SECURITY                        VALUE
================================================================================
COMMON STOCKS -- 53.7%
================================================================================
Aerospace -- 3.2%
   23,200           Allied Signal Inc.                               $ 1,676,200
   12,300           General Dynamics Corp.                               876,375
    6,000           Lockheed Martin Corp.                                537,000
   21,100           Raytheon Co.                                         920,485
   25,800           United Technologies Corp.                          1,951,125
--------------------------------------------------------------------------------
                                                                       5,961,185
--------------------------------------------------------------------------------
Apparel -- 0.5%
   13,100           V.F. Corp.                                           944,838
--------------------------------------------------------------------------------
Automotive -- 2.1%
   22,900           Dana Corp.                                           729,938
   30,800           Ford Motor Co.                                     1,070,300
    4,300           General Motors Corp.                                 248,863
   36,500           Goodrich B.F. Co.                                  1,455,438
   14,000           Volvo Aktiebolaget ADR                               353,500
--------------------------------------------------------------------------------
                                                                       3,858,039
--------------------------------------------------------------------------------
Banking -- 5.9%
    9,600           Bank of Boston Corp.                                 698,400
   26,500           Bank of New York Co., Inc.                         1,046,750
   10,984           Chase Manhattan Corp.                              1,017,393
   14,000           Crestar Financial Corp.                              518,000
   21,900           Fleet Financial Corp.                              1,335,900
   31,600           National City Corp.                                1,540,500
   26,600           NationsBank Corp.                                  1,605,972
   19,500           Northern Trust Corp.                                 867,750
   26,300           Norwest Corp.                                      1,311,710
   23,400           PNC Bank Corp.                                       962,325
--------------------------------------------------------------------------------
                                                                      10,904,700
--------------------------------------------------------------------------------
Business Machines -- 1.0%
   17,300           Digital Equipment Corp.+                             516,838
    8,200           International Business Machines Corp.              1,318,150
--------------------------------------------------------------------------------
                                                                       1,834,988
--------------------------------------------------------------------------------
Cellular Phones -- 0.2%
   10,400           Telephone Data Systems Inc.                          384,800
--------------------------------------------------------------------------------
Chemicals -- 1.7%
    9,700           Air Products & Chemical Inc.                         695,975
    5,800           Dow Chemical Co.                                     492,275
    7,500           E.I. du Pont de Nemours & Co.                        795,938
    3,700           Praxair Inc.                                         191,013
    7,600           Rohm & Haas Co.                                      632,700
    9,200           Witco Corp.                                          343,850
--------------------------------------------------------------------------------
                                                                       3,151,751
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1997
================================================================================

                           MFS TOTAL RETURN PORTFOLIO

  SHARES                               SECURITY                        VALUE
================================================================================
Computer Software-PC -- 0.1%
    5,400           First Data Corp.                                 $   186,300
--------------------------------------------------------------------------------
Conglomerates -- 0.2%
   10,700           Eastern Enterprises                                  362,463
--------------------------------------------------------------------------------
Consumer Products -- 2.5%
    8,700           American Brands Inc.                                 467,625
    6,000           Avon Products, Inc.                                  369,750
    5,600           Colgate Palmolive Co.                                621,600
   50,100           Philip Morris Cos., Inc.                           1,972,688
   15,200           Rubbermaid Inc.                                      364,800
   16,600           Scherwin Williams Co.                                502,150
    3,200           Stanley Works, Inc.                                  124,400
    4,000           Tyco International Ltd.                              244,000
--------------------------------------------------------------------------------
                                                                       4,667,013
--------------------------------------------------------------------------------
Electrical Equipment-Utilities -- 1.9%
   21,200           Cooper Industries Inc.                               975,200
   19,300           General Electric Co.                               2,139,888
    6,100           Honeywell Inc.                                       430,813
--------------------------------------------------------------------------------
                                                                       3,545,901
--------------------------------------------------------------------------------
Financial Institutions -- 3.1%
   21,200           A.G. Edwards Inc.                                    742,000
   21,300           American Express Co.                               1,403,138
   26,900           Fannie Mae                                         1,106,263
   21,900           Federal Home Loan Mortgage Corp.                     698,060
   13,300           Franklin Resources Inc.                              786,360
   25,800           Southern National Corp.                            1,012,650
--------------------------------------------------------------------------------
                                                                       5,748,471
--------------------------------------------------------------------------------
Food & Beverages --1.1%
    4,000           Anheuser-Busch Cos., Inc.                            171,500
   11,400           Dimon Inc.                                           225,150
    9,600           General Mills Inc.                                   595,200
    9,600           McCormick & Co., Inc.                                226,800
   23,500           PepsiCo, Inc.                                        819,563
--------------------------------------------------------------------------------
                                                                       2,038,213
--------------------------------------------------------------------------------
Forest & Paper Products -- 0.3%
   11,700           Weyerhaeuser Co.                                     535,275
--------------------------------------------------------------------------------
Hospital Related -- 3.4%
   18,300           American Home Products Corp.                       1,212,375
    3,200           Astra AB ADR                                         131,200
    6,900           Baxter Internatinal Inc.                             330,338
   30,000           Bristol-Myers Squibb Co.                           1,965,000
    5,200           Columbia HCA Healthcare Corp.                        182,000
    3,200           Rhone-Poulenc Rorer ADR                              230,800

                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1997
================================================================================

                           MFS TOTAL RETURN PORTFOLIO

  SHARES                               SECURITY                        VALUE
================================================================================
Hospital Related -- 3.4% (continued)
   22,500           Smithkline Beecham ADR                           $ 1,814,060
   11,000           United Healthcare Corp.                              534,875
--------------------------------------------------------------------------------
                                                                       6,400,648
--------------------------------------------------------------------------------
Insurance -- 3.2%
   11,600           Allstate Corp.                                       759,800
   19,200           Chubb Corp.                                        1,108,800
   10,100           Cigna Corp.                                        1,518,788
   12,500           Nationwide Financial Services Inc.+                  331,250
   12,800           St. Paul Cos.                                        857,600
   21,800           Torchmark Corp.                                    1,354,325
--------------------------------------------------------------------------------
                                                                       5,930,563
--------------------------------------------------------------------------------
Machinery-Diversified -- 0.9%
   26,200           Deere & Co.                                        1,205,200
    8,800           York International Corp.                             394,900
--------------------------------------------------------------------------------
                                                                       1,600,100
--------------------------------------------------------------------------------
Metals & Minerals -- 0.6%
   13,900           Aluminum Co. of America                              971,263
    2,800           Phelps Dodge Corp.                                   214,900
--------------------------------------------------------------------------------
                                                                       1,186,163
--------------------------------------------------------------------------------
Oil Production -- 7.8%
    9,500           Amoco Corp.                                          794,438
    7,200           Atlantic Richfield Co.                               980,100
   14,726           British Petroleum Co. PLC ADR                      2,026,666
   10,000           Chevron Corp.                                        685,000
   35,600           Exxon Corp.                                        2,015,850
    8,200           Mobil Corp.                                        1,066,000
   31,200           Occidental Petroleum Corp.                           690,300
   16,800           Repsol S.A. ADR                                      703,500
    8,200           Royal Dutch Petroleum Co. ADR                      1,478,050
    4,000           Sun Co.                                              109,500
    4,000           Tenneco Inc.                                         159,500
   16,300           Texaco Inc.                                        1,719,650
    6,000           Ultramar Diamond Shamrock Corp.                      192,750
   19,700           Union Pacific Resource Group Inc.                    534,362
   44,700           USX-Marathon Group Inc.                            1,234,838
--------------------------------------------------------------------------------
                                                                      14,390,504
--------------------------------------------------------------------------------
Photographic Products -- 0.9%
   19,500           Eastman Kodak Co.                                  1,628,250
--------------------------------------------------------------------------------
Pollution Control -- 0.8%
   23,700           Browning Ferris Industries Inc.                      672,488
   29,400           WMX Technologies Inc.                                863,625
--------------------------------------------------------------------------------
                                                                       1,536,113
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1997
================================================================================

                           MFS TOTAL RETURN PORTFOLIO

  SHARES                               SECURITY                        VALUE
================================================================================
Railroads -- 1.4%
   11,700           Burlington Northern Santa Fe Corp.               $   921,375
    5,000           Canadian National Railway                            192,500
    3,900           CSX Corp.                                            181,838
   26,000           Illinois Central Corp.                               864,500
    4,100           Norfolk Southern Corp.                               368,488
--------------------------------------------------------------------------------
                                                                       2,528,701
--------------------------------------------------------------------------------
Real Estate Investment Trust -- 1.1%
   11,000           Arden Realty Group Inc.                              273,625
   24,000           Hospitality Properties Trust Corp.                   741,000
   13,000           Meditrust Corp.                                      474,500
   19,000           Trinet Corporate Realty Trust, Inc.                  634,125
--------------------------------------------------------------------------------
                                                                       2,123,250
--------------------------------------------------------------------------------
Retail -- 1.8%
   10,900           J.C. Penny & Co. Inc.                                520,475
    8,800           May Department Stores Co.                            407,000
   34,600           Rite Aide Corp.                                    1,591,600
   15,500           Sears, Roebuck & Co.                                 744,000
--------------------------------------------------------------------------------
                                                                       3,263,075
--------------------------------------------------------------------------------
Utilities-Electric -- 2.8%
    4,800           Allegheny Power Systems Inc.                         126,000
   18,000           CMS Energy Corp.                                     571,500
   21,200           Carolina Power & Light Co.                           720,800
   10,400           DPL Inc.                                             245,700
   20,800           FPL Group, Inc.                                      928,200
   19,800           GPU Inc.                                             638,550
    9,700           Pacificorp                                           192,788
    9,000           Peco Energy Co.                                      177,750
   24,200           Pinnacle West Capital Co.                            689,700
   13,100           Portland General Corp.                               478,150
   10,500           Texas Utilities Co.                                  354,375
--------------------------------------------------------------------------------
                                                                       5,123,513
--------------------------------------------------------------------------------
Utilities-Gas -- 2.0%
   22,300           Coastal Corp.                                      1,059,250
    8,500           Pacific Enterprises                                  260,313
   27,000           Panenergy Corp.                                    1,194,750
   23,000           UGI Corp.                                            523,250
   14,100           Williams Cos., Inc.                                  618,638
--------------------------------------------------------------------------------
                                                                       3,656,201
--------------------------------------------------------------------------------
Utilities-Telephone -- 3.2%
   26,200           Bellsouth Corp.                                    1,165,900
   34,000           GTE Corp.                                          1,559,750
   19,700           MCI Communications Corp.                             751,063

                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1997
================================================================================

                           MFS TOTAL RETURN PORTFOLIO

  SHARES                               SECURITY                        VALUE
================================================================================
Utilities-Telephone -- 3.2% (continued)

   20,262           SBC Communications Inc.                         $  1,124,541
   29,700           Sprint Corp.                                       1,303,088
--------------------------------------------------------------------------------
                                                                       5,904,342
--------------------------------------------------------------------------------
                    TOTAL COMMON STOCKS
                    (Cost  $84,993,633)                               99,395,360
================================================================================
CONVERTIBLE PREFERRED STOCKS -- 2.4%
================================================================================
Aerospace -- 0.2%
    8,700           Loral Space & Communications Ltd. 6.00%++            441,525
--------------------------------------------------------------------------------
Agricultural Products -- 0.5%
    6,200           Case Corp. $4.50                                     823,050
--------------------------------------------------------------------------------
Banks -- 0.1%
    9,200           National Australia Bank                              243,800
--------------------------------------------------------------------------------
Consumer Services -- 0.1%
    2,400           Corning Delaware LP, 6.00%                           182,400
--------------------------------------------------------------------------------
Financial Institutions -- 0.1%
    2,400           Finova Finance Trust                                 127,800
--------------------------------------------------------------------------------
Financial Services -- 0.3%
    5,300           Sci Finance LLC, Class A Shares, $3.125              607,513
--------------------------------------------------------------------------------
Metals & Minerals -- 0.2%
    6,900           Timet Capital Trust                                  313,950
    2,800           USX Capital LLC, Series A                             69,650
--------------------------------------------------------------------------------
                                                                         383,600
--------------------------------------------------------------------------------
Restaurants & Lodging -- 0.5%
   16,000           Host Marriott Finance Trust++                        900,000
--------------------------------------------------------------------------------
Utilities-Gas -- 0.4%
   18,000           Enron Corp., 6.250%                                  360,000
    5,267           Unocal Corp., 6.250%                                 297,586
--------------------------------------------------------------------------------
                                                                         657,586
--------------------------------------------------------------------------------
                    TOTAL CONVERTIBLE PREFERRED STOCKS
                    (Cost  $3,904,601)                                 4,367,274
================================================================================
FOREIGN STOCKS -- 1.5%
================================================================================
Germany -- 0.5%
  119,800           Grand Metropolitan PLC                             1,003,047
--------------------------------------------------------------------------------
Switzerland -- 0.3%
   10,500           Henkel KGAA                                          568,747
--------------------------------------------------------------------------------
United Kingdom -- 0.7%
      946           Novartis AG                                        1,246,866
--------------------------------------------------------------------------------
                    TOTAL FOREIGN STOCKS
                    (Cost -- $2,369,448)                               2,818,660
================================================================================

                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1997
================================================================================

                           MFS TOTAL RETURN PORTFOLIO

  FACE
  AMOUNT   RATING                  SECURITY                           VALUE
================================================================================
CORPORATE BONDS -- 19.7%
================================================================================
Airlines -- 1.6%
                     Continental Airlines Inc.:
$  500,000   Ba3*       9.500% due 12/15/01                          $   510,000
   392,156   BBB        9.500% due 10/15/13                              435,271
    97,210   NR         10.220% due 7/2/14                               113,445
                     Delta Airlines Inc.:
   400,000   Baa3*      8.500% due 3/15/02                               422,000
   500,000   Baa3*      9.750% due 5/15/21                               588,750
                     Jet Equipment Trust:
   250,000   A2*        9.410% due 6/15/10++                             282,068
   194,335   A+         8.640% due 11/1/12++                             208,467
   300,000   Baa2*      11.440% due 11/1/14++                            356,703
   100,000   Baa1*      10.690% due 5/1/15++                             119,991
--------------------------------------------------------------------------------
                                                                       3,036,695
--------------------------------------------------------------------------------
Banking -- 1.4%
   400,000   BBB-    Capital One Bank, 6.970% due 2/4/02                 393,000
   400,000   BB+     Capital One Financial Corp., 7.250% due 12/1/03     388,000
   400,000   BB      Colonial Capital I, 8.920% due 1/15/27++            400,500
   400,000   Baa1*   Dao Heng Bank Ltd., 7.750% due 1/24/07++            392,500
   190,000   BB-     First USA Capital Trust I, 9.330% due 1/15/27++     209,000
   400,000   Ba1*    Riggs National Bank, 8.500% due 2/1/06              407,500
   400,000   A1*     State Street Bank, 7.940% due 12/30/26              388,500
--------------------------------------------------------------------------------
                                                                       2,579,000
--------------------------------------------------------------------------------
Building & Construction -- 0.3%
   100,000   Baa2*   Georgia-Pacific Corp., 9.875% due 11/1/21           111,750
   100,000   BBB-    Owens-Corning Fiberglass, 8.875% due 6/1/02         107,250
   400,000   BB+     USG Corp., 9.250% due 9/15/01                       420,500
--------------------------------------------------------------------------------
                                                                         639,500
--------------------------------------------------------------------------------
Business Machines -- 0.1%
   300,000   NR      International Business Machines Corp., 7.125%
                        due 12/1/06                                      277,500
--------------------------------------------------------------------------------
Collateral Mortgage Obligations -- 0.2%
   396,396   NR      BCF LLC, 7.750% due 9/25/26                         376,973
--------------------------------------------------------------------------------
Consumer Products -- 0.4%
   400,000   Baa3*   Fingerhut Co., 7.375% due 9/15/99                   400,000
   400,000   A       Philip Morris Cos. Inc., 7.500% due 4/1/04          401,000
--------------------------------------------------------------------------------
                                                                         801,000
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1997
================================================================================

                           MFS TOTAL RETURN PORTFOLIO

  FACE
  AMOUNT   RATING                  SECURITY                           VALUE
================================================================================
Entertainment -- 1.4%
$  400,000   BBB-    NWCG Holdings Corp., zero coupon due 6/15/99    $   342,500
   750,000   BB+     Paramount Communications, 7.500% due 1/1/02         747,188
                     Time Warner Inc.:
 1,000,000   BBB-       6.100% due 12/30/01++                            947,500
   535,000   BBB-       9.150% due 2/1/23++                              572,450
--------------------------------------------------------------------------------
                                                                       2,609,638
--------------------------------------------------------------------------------
Financial -- 2.2%
   400,000   A2*     AFC Capital Trust I, 8.207% due 2/3/27++            397,500
   550,000   BB+     Contifinancial Corp., 8.375% due 8/15/03            558,250
   100,000   BBB+    Fairfax Financial Holdings Ltd., 8.300%
                        due 4/15/26                                      102,250
   400,000   A3*     First Empire Capital Trust, 8.234% due 2/1/27       390,000
                     Lehman Brothers Inc.:
   400,000   A          6.400% due 12/27/99                              394,500
   400,000   A          7.125% due 9/15/03                               396,000
   500,000   A          7.500% due 8/1/26                                505,000
   400,000   BBB     Montell America Finance, 7.600% due 3/15/07         401,000
   400,000   A+      Nationwide Mutual Insurance Co., 7.500%
                        due 2/15/24                                      369,500
                     Salton Sea Funding:
   100,000   BBB-       7.370% due 5/30/05                                98,250
   400,000   BBB-       7.840% due 5/30/10                               399,500
--------------------------------------------------------------------------------
                                                                       4,011,750
--------------------------------------------------------------------------------
Forest & Paper Products -- 0.3%
   400,000   BBB-    Boise Cascade Corp., 7.430% due 10/10/05            394,500
    95,000   A1*     Westvaco Corp., 7.650% due 3/15/27                   94,050
--------------------------------------------------------------------------------
                                                                         488,550
--------------------------------------------------------------------------------
Industrial -- 2.4%
   534,000   BBB-    360 Communications Co., 7.500% due 3/1/06           530,663
   400,000   BBB+    Circus Circus Enterprise, 6.700% due 11/15/2096     387,500
   200,000   NR      Eldelnor, 7.750% due 3/15/06++                      192,750
   277,000   BBB-    Freeport-McMoRan Corp., 7.500% due 11/15/06         272,499
   400,000   Baa2*   Humpuss Funding Corp., 7.720% due 12/15/09          392,276
   400,000   A       Industrial Finance Corp., 7.375% 1/14/07            386,500
   200,000   A+      Liberty Mutual, 8.200% due 5/4/07++                 209,250
   400,000   BB+     Loewen Group International Inc., 7.500%
                        due 4/15/01                                      394,500
   400,000   BB+     Mark IV Industries Inc., 7.750% due 4/1/06          380,000
   400,000   BBB-    Northrop-Grumman Corp., 9.375% due 10/15/24         433,500
   400,000   A-      Southern Co. Capital Trust I, 8.190% due 2/1/37     402,000
   200,000   BBB-    Total Access Communications, 8.375% due 11/4/06     196,500
   200,000   A-      Transocean Offshore Inc., 8.000% due 4/15/27        203,250
--------------------------------------------------------------------------------
                                                                       4,381,188
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1997
================================================================================

                           MFS TOTAL RETURN PORTFOLIO

  FACE
  AMOUNT   RATING                  SECURITY                           VALUE
================================================================================
Insurance -- 0.8%
$  400,000   BBB-    Conseco Finance Trust III, 8.796% due 4/1/27    $   404,000
   267,000   A       Equitable Life Assurance, 7.700% due 12/1/15        262,995
   400,000   AA      New York Life Insurance, 7.500% due 12/15/23        375,000
   400,000   Baa1*   Providian Capital I, 9.525% due 2/1/27              401,500
--------------------------------------------------------------------------------
                                                                       1,443,495
--------------------------------------------------------------------------------
Media -- 0.4%
   800,000   BBB     News America Holdings Inc., 8.150% due 10/17/36     772,000
--------------------------------------------------------------------------------
Medical Services -- 0.3%
                     Tenet Healthcare Corp.:
   100,000   Ba1*       8.625% due 12/1/03                               102,250
   400,000   Ba1*       8.000% due 1/15/05                               394,000
   100,000   Ba3*       10.125% due 3/1/05                               107,750
--------------------------------------------------------------------------------
                                                                         604,000
--------------------------------------------------------------------------------
Oils -- 1.4%
   400,000   BB      Chesapeake Energy Corp., 7.875% due 3/15/04         387,500
   400,000   NR      Enserch Exploration Inc., 7.540% due 1/2/09         390,576
   375,000   BB+     Gulf Canada Resources Ltd., 8.250% due 3/15/17      369,375
   100,000   BBB     Husky Oil Ltd., 7.125% due 11/15/06                  97,000
   400,000   BBB-    Mitchell Energy & Development Corp.,
                       6.750% due 2/15/04                                377,000
                     Oryx Energy Co.:
   400,000   BB+        10.000% due 4/1/01                               434,500
   500,000   BB+        8.375% due 7/15/04                               519,375
--------------------------------------------------------------------------------
                                                                       2,575,326
--------------------------------------------------------------------------------
Restaurants & Lodging -- 0.2%
   400,000   BBB+     Hilton Hotels, 7.950% due 4/15/07                  404,000
--------------------------------------------------------------------------------
Telecommunications -- 1.8%
 1,000,000   BBB     Continental Cablevision, 11.000% due 6/1/07       1,121,250
                     Tele-Communications Inc.:
 1,400,000   BBB-       7.385% due 8/27/01                             1,386,000
   400,000   BB+        9.650% due 3/31/27                               394,000
   400,000   BBB-    Worldcom Inc., 7.750% due 4/1/27                    400,500
--------------------------------------------------------------------------------
                                                                       3,301,750
--------------------------------------------------------------------------------
Utilities-Electric -- 3.8%
   100,000   Baa2*   Arkansas Power & Light, 8.750% due 3/1/26           101,625
                     Cleveland Electric:
   400,000   BB         9.250% due 7/29/99                               417,000
   500,000   BB         9.050% due 8/15/01                               525,625
   350,000   Baa2*      9.375% due 3/1/17                                358,313
   400,000   BBB-    Commonwealth Edison, 7.625% due 1/15/07             396,000
   125,000   A-      El Paso Electric, 8.900% due 2/1/06                 130,935

                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1997
================================================================================

                           MFS TOTAL RETURN PORTFOLIO

  FACE
  AMOUNT   RATING                  SECURITY                           VALUE
================================================================================
Utilities Electric -- 3.8% (continued)
$  400,000   BBB+    Empresa National Electrical, 7.325% due 2/1/37  $   394,000
                     First PV Funding:
   248,000   BB-        10.150% due 1/15/16                              259,160
   267,000   BB-        10.300% due 1/15/16                              282,353
                     Long Island Lighting Co.:
    25,000   BB+        7.500% due 3/1/07                                 24,500
   400,000   BB+        8.900% due 7/15/19                               424,000
 1,550,000   BB+        9.000% due 11/1/22                             1,674,000
                     Louisiana Power & Light Co.:
   100,000   BBB-       10.670% due 1/2/17                               106,500
    50,000   BBB-       8.750% due 3/1/26                                 51,688
   100,000   B       Midland Funding II, 11.750% due 7/23/05             108,625
                     Niagara Mohawk Power:
   400,000   BB-        6.875% due 3/1/01                                388,000
   415,000   BB-        8.000% due 6/1/04                                411,369
   260,000   B+      North Atlantic Energy, 9.050% due 6/1/02            258,700
   400,000   BBB-    System Energy Resources, 7.800% due 8/1/00          400,000
   200,000   Ba3*    Texas New Mexico Power, 12.500% due 1/15/99         215,000
   100,000   BBB     Utilicorp United Inc., 8.450% due 11/15/99          103,625
--------------------------------------------------------------------------------
                                                                       7,031,018
--------------------------------------------------------------------------------
Utilities-Gas -- 0.7%

   300,000   BB+     California Energy Co., zero coupon due 1/15/04      318,750
   550,000   BB+     Louis Dreyfus, 9.250% due 6/15/04                   583,000
   400,000   A3*     Ras Laffan Liquefied Natural Gas 8.294%
                        due 3/15/14                                      405,000
--------------------------------------------------------------------------------
                                                                       1,306,750
--------------------------------------------------------------------------------
                     TOTAL CORPORATE BONDS
                     (Cost -- $36,627,319)                            36,640,133
================================================================================
CONVERTIBLE CORPORATE BONDS -- 0.4%
================================================================================
Automobile -- 0.2%
   825,000   AAA     Deutsche Bank Finance BV, zero coupon
                        due 2/12/17++                                    346,500
--------------------------------------------------------------------------------
Oils -- 0.2%
   410,000   BBB+    Diamond Offshore Drill, 3.750% due 2/15/07          416,663
--------------------------------------------------------------------------------
                     TOTAL CONVERTIBLE CORPORATE BONDS
                     (Cost -- $752,008)                                  763,163
================================================================================
FOREIGN BONDS -- 2.1%
   250,000   BBB-    Argentina Global, 9.250% due 2/23/01                258,750
 1,000,000   BBB+    Empresa Electric Pehuenche, 7.300% due 5/1/03       994,740
   350,000   A-      Enersis SA, 6.900% due 12/1/06                      335,125
   255,000   BBB-    Financiera Energy Nacional, 9.375% due 6/15/06      268,706
   400,000   AA-     Korea Development Bank, 6.750% due 12/1/05          381,500

                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1997
================================================================================

                           MFS TOTAL RETURN PORTFOLIO

  FACE
  AMOUNT   RATING                  SECURITY                           VALUE
================================================================================
FOREIGN BONDS -- 2.1% (continued)
$  222,000   A*      PT Polysindo EKA, 13.000% due 6/15/01           $   248,085
                     Republic of Colombia:
   400,000   BBB-       7.625% due 2/15/07                               373,000
   250,000   BBB-       8.700% due 2/15/16                               242,188
   400,000   A1*     Republic of Panama, 7.875% due 2/13/02              389,500
   400,000   BB      United Mexican States, 11.375% due 9/15/16          423,000
--------------------------------------------------------------------------------
                     TOTAL FOREIGN BONDS
                     (Cost -- $3,925,888)                              3,914,594
================================================================================
U.S. GOVERNMENT AGENCIES & OBLIGATIONS -- 6.1%
   200,000           U.S. Treasury Note, 9.250% due 8/15/98              207,710
 1,800,000           U.S. Treasury Note, 9.125% due 5/15/99            1,896,120
   525,000           U.S. Treasury Note, 6.250% due 2/15/07              507,801
   100,000           U.S. Treasury Note, 9.875% due 11/15/15             129,344
 1,000,000           U.S. Treasury Note, 6.625% due 2/15/27              957,990
 2,000,000           Federal National Mortgage Association, 7.000%
                        due 6/1/09                                     1,978,740
 2,888,423           Federal National Mortgage Association,
                        8.000% due 8/1/26                              2,929,930
   891,779           Government National Mortgage Association,
                        7.500% due 4/15/08                               902,089
   705,763           Government National Mortgage Association,
                        8.000% due 6/15/17                               725,391
   700,000           Government National Mortgage Association,
                        8.000% due 6/20/25                               703,794
   330,140           Government National Mortgage Association,
                        8.500% due 9/15/29                               341,074
--------------------------------------------------------------------------------
                     TOTAL U.S. GOVERNMENT AGENCIES &
                     OBLIGATIONS
                     (Cost -- $11,350,179)                            11,279,983
================================================================================
                     SUB-TOTAL INVESTMENTS
                     (Cost -- $143,923,076)                          159,179,167
================================================================================
SHORT-TERM INVESTMENTS -- 14.1%
 1,100,000           Federal Home Loan Discount Note, 5.280%
                        due 5/1/97                                     1,100,000
 2,200,000           Federal Home Loan Discount Note, 5.281%
                        due 5/1/97                                     2,200,000
 1,500,000           Federal Home Loan Discount Note, 5.340%
                        due 5/8/97                                     1,498,442
 2,100,000           Federal Home Loan Discount Note, 5.360%
                        due 5/15/97                                    2,095,623
 5,600,000           Federal Home Loan Discount Note, 5.370%
                        due 5/30/97                                    5,575,775
 9,100,000           Federal Home Loan Mortgage Corp., 5.370%
                        due 5/5/97                                     9,094,570
 4,500,000           Federal National Mortgage Association, 5.410%
                        due 5/9/97                                     4,494,590
--------------------------------------------------------------------------------
                     TOTAL SHORT-TERM INVESTMENTS
                     (Cost -- $26,059,000)                            26,059,000
================================================================================
                     TOTAL INVESTMENTS -- 100%
                     (Cost -- $169,982,076**)                       $185,238,167
================================================================================

                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1997
================================================================================

                          TBC MANAGED INCOME PORTFOLIO

   FACE
  AMOUNT    RATING                      SECURITY                        VALUE
================================================================================
CORPORATE BONDS -- 46.0%
================================================================================
Banking -- 3.9%
$  250,000   Baa3*   Capital One Bank, 6.830% due 8/16/99            $   249,370
   250,000   BBB+    First National Bank of Boston, 7.375%
                        due 9/15/06                                      249,680
    50,000   Ba3*    First Nationwide Bank, 10.625% due 10/1/03++         53,370
   165,000   A3*     First Security Corp., 6.875% due 11/15/06           158,810
   295,000   Baa2*   Great Western Financial Trust II, Inc., 8.206%
                        due 2/1/27                                       289,830
    50,000   AAA     International Bank of Reconstruction
                        & Development, 9.875% due 10/1/97                 50,810
--------------------------------------------------------------------------------
                                                                       1,051,870
--------------------------------------------------------------------------------
Financial Services -- 5.1%
    50,000   B+      Dollar Financial Group, 10.875% due 11/15/06         51,000
   115,000   A1*     First Union Capital II, Inc., 7.850% due 1/1/27     109,960
   180,000   BBB+    Fleet Financial Group, 7.125% due 4/15/06           176,840
    55,000   A+      Ford Motor Credit Co., 7.400% due 11/1/46            52,310
    50,000   BBB+    H.F. Ahmanson & Co., 7.650% due 4/15/00              50,560
                     Lehman Brothers Holdings, Inc.:
   205,000   A          6.125% due 6/30/98                               204,760
   200,000   A          6.125% due 2/1/01                                193,500
    50,000   A       Lincoln National Corp., 7.250% due 5/15/05           49,500
                     PaineWebber Group:
    35,000   BBB+       7.625% due 10/15/08                               35,350
   190,000   Baa1*      8.060% due 1/17/17                               191,180
   115,000   Baa1*      7.810% due 2/13/17                               111,980
   175,000   A3*     Sun Hung Kai Finance Corp., 5.625% due 11/24/98     171,850
--------------------------------------------------------------------------------
                                                                       1,398,790
--------------------------------------------------------------------------------
Healthcare -- 1.8%
   110,000   B       Integrated Healthcare, Inc., 9.625% due 5/31/02     112,750
                     Tenet Healthcare Corp.:
   100,000   BB         9.625% due 9/1/02                                106,250
    50,000   BB         8.625% due 12/1/03                                51,125
   160,000   Ba1*       8.000% due 1/15/05                               157,600
    50,000   BB-      Universal Health Services, Inc., 8.750%
                        due 8/15/05                                       51,000
--------------------------------------------------------------------------------
                                                                         478,725
--------------------------------------------------------------------------------
Industrial -- 25.4%
    90,000   BBB-    ADT Operations, 8.250% due 8/1/00                    92,925
   150,000   B2*     AMC Entertainment, Inc., 9.500% due 3/15/09         146,250
    95,000   B       BE Aerospace, Inc., 9.875% due 2/1/06                97,960
    85,000   Ba3*    Building Materials, 8.625% due 12/15/06              84,255
   104,997   Aa3*    Burlington Northern Etc., 6.960% due 3/22/09        103,370
    50,000   A-      Carpenter Technology Corp., 7.440% due 8/16/99       50,810
   115,000   B3*     Chancellor Radio Broadcasting, Inc., 9.375%
                        due 10/1/041                                      14,130
   120,000   B+      Chesapeake Energy Corp., 7.875% due 3/15/04++       116,250

                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1997
================================================================================

                          TBC MANAGED INCOME PORTFOLIO

   FACE
  AMOUNT    RATING                      SECURITY                        VALUE
================================================================================
Industrial -- 25.4% (continued)
$  115,000   Baa3*   Coastal Corp., 8.125% due 9/15/02               $   120,315
    70,000   BB-     Comcast Corp., 9.375% due 5/15/05                    71,750
   100,000   BB      Dominion Textiles, Inc., 8.875% due 11/1/03         101,250
   150,000   B2*     Dyncorp, Inc., 9.500% due 3/1/07                    147,562
   100,000   B-      E&S Holdings Corp., 10.375% due 10/1/06             103,000
   110,000   B2*     Echostar Communications, Inc., Sr. Discount
                        Notes, step bond to yield 10.280% due 6/1/04      90,750
   190,000   BB-     El Paso Electric Co., 7.250% due 2/1/99             189,762
   190,000   BB      Ferrellgas Inc., 10.000% due 8/1/01                 196,887
   240,000   B+      Fort Howard Corp., 9.250% due 3/15/01               247,800
   100,000   BB-     Gulf Canada Resources Ltd., 9.625% due 7/1/05       105,000
    50,000   NR      HS Resources, Inc., 9.250% due 11/15/06              48,750
   100,000   BB      Iron Mountain Inc., 10.125% due 10/1/06             103,250
   100,000   B       JCAC, Inc., 10.125% due 6/15/06                     103,250
    80,000   NR      K&F Industries Inc., Sr. Sub. Notes, 10.375%
                        due 9/1/04                                        83,300
   150,000   B       Kaiser Aluminum & Chemical Inc., 10.875%
                        due 10/15/06                                     157,125
   185,000   B3*     Key Plastics, Inc., 10.250% due 3/15/07             188,236
    80,000   B3*     Kindercare Learning Centers, 9.500% due 2/15/09      75,900
    70,000   B3*     KSL Recreation Group, Inc., 10.250% due 5/1/07       70,700
   125,000   BB-     Lear Corp., 8.250% due 2/1/02                       123,250
                     Lockheed Martin Corp.:
    95,000   BBB+       7.250% due 5/15/06                                95,236
   205,000   BBB+       7.750% due 5/1/26                                206,025
    75,000   B1*     Lodgenet Entertainment, Inc., 10.250%
                        due 12/15/06                                      73,030
   200,000   Ba1*    Loewen Group International, Inc., 7.500%
                        due 4/15/01                                      197,250
   340,000   B3*     McLeod, Inc., Sr. Discount Notes, step
                        bond to yield 10.500% due 3/1/07                 192,100
    60,000   B+       Muzak Corp., 10.000% due 10/1/03                    61,200
   115,000   B3*      Neenah Corp., 11.125% due 5/1/07                   119,025
                     News America Holdings, Inc.:
   125,000   Baa3*      7.500% due 3/1/00                                127,030
   240,000   BBB        8.625% due 2/1/03                                256,800
   200,000   BBB     Noram Energy Corp., 7.500% due 8/1/00               202,250
    35,000   BBB     Norcen Energy Resources, Inc., 7.375% due 5/15/06    34,825
    25,000   BBB-    Ohio Edison Co., 8.750% due 2/15/98                  25,468
   150,000   B2*     Orion Network Systems, Inc., 11.250% due 1/15/07    150,375
    40,000   BBB-    ORYX Energy Co., 10.000% due 4/1/01                  43,450
    40,000   B+      Plastic Containers, Inc., 10.000% due 12/15/06       41,100
    75,000   B+      Premier Parks, Inc., 9.750% due 1/15/07              76,311
   190,000   B-      Protection One, Inc., Sr. Discount Notes,
                        step bond to yield 10.915% due 6/30/05           183,587
    50,000   BB      Rayovac Corp., 10.250% due 11/1/06++                 52,062
    60,000   B2*     Revlon Consumer Product, 9.500% due 6/1/99           61,274
   195,000   B-      Revlon Worldwide Corp., Series B, zero coupon
                        due 3/15/01++                                    128,212

                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1997
================================================================================

                          TBC MANAGED INCOME PORTFOLIO

   FACE
  AMOUNT    RATING                      SECURITY                        VALUE
================================================================================
Industrial-- 25.4% (continued)
$   50,000   A3*     Rite Aid, Corp., 6.700% due 12/15/01            $    49,437
    60,000   BBB-    Safeway Inc., 9.650% due 1/15/04                     66,150
   100,000   B+      Speedy Muffler King Inc., 10.875% due 10/1/06       103,750
   220,000   BB+     Stone Consolidated Corp., 10.250% due 12/15/00      235,675
    50,000   NR      Tracor, Inc., 8.500% due 3/1/07                      49,125
   175,000   BBB     Union Pacific Railroad Co., 6.700% due 12/1/06      166,468
    70,000   B       U.S. Can Corp., 10.125% due 10/15/06++               72,711
   205,000   BB      USG Corp., 9.250% due 9/15/01                       215,505
    75,000   BB-     Valassis Inserts Inc., 9.375% due 3/15/99            77,343
   115,000   B+      Vintage Petroleum, Inc., 8.625% due 2/1/09          110,400
    95,000   A2*     WMX Technologies, Inc., 7.700% due 10/1/02           97,611
   200,000   BB-     Westpoint Stevens Inc., 8.750% due 12/15/01         203,500
--------------------------------------------------------------------------------
                                                                       6,908,072
--------------------------------------------------------------------------------
Retail -- 1.4%
    80,000   BB-     Federated Department Stores, Inc., 8.125%
                        due 10/15/02                                      81,900
                     Sears, Roebuck & Co.:
   120,000   A-         5.600% due 11/16/98                              119,010
    60,000   A-         5.710% due 2/6/01                                 57,600
   133,000   A-         6.690% due 4/30/01                               131,835
--------------------------------------------------------------------------------
                                                                         390,345
--------------------------------------------------------------------------------
Telecommunications -- 1.7%
    75,000   B       Cablevision Systems Corp., 9.875% due 5/15/06        75,000
   125,000   BB-     Century Communication Inc., 9.500% due 8/15/00      127,187
   120,000   B       Paging Network Inc., 10.000% due 10/15/08++         106,200
   150,000   Ba1*    Tele-Communications Inc., 7.130% due 2/2/98         150,220
--------------------------------------------------------------------------------
                                                                         458,607
--------------------------------------------------------------------------------
Transportation -- 0.2%
    50,000   Ba2*    Federal Express Corp., 6.250% due 4/15/98           50,051
--------------------------------------------------------------------------------
Yankee Bond With Coupon -- 6.5%
   111,000   AA-     Aegon NV, 8.000% due 8/15/06                        115,578
   185,000   A+      ANZ Banking Group Ltd., 7.550% due 9/15/06          188,237
                     BHP Finance USA Inc.:
   140,000   A2*        7.875% due 12/1/02                               145,775
   184,000   A          6.690% due 3/1/06                                177,330
   244,000   A       Midland Bank PLC, 7.625% due 6/15/06                247,660
   215,000   A+      Petroliam Nasional, 7.625% due 10/15/26             210,700
    80,000   A+      Quebec Province, 7.125% due 2/9/24                   73,900
   100,000   Baa3*   Republic of Colombia, 7.625% due 2/15/07             93,250
   120,000   Baa3*   Republic of Indonesia, 7.750% due 8/1/06            118,500
   155,000   BB-     Rogers Communications Inc., 2.000% due 11/26/05      82,925
   250,000   A-      Sanwa Bank Ltd., 7.250% due 9/15/01                 252,187

                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1997
================================================================================

                          TBC MANAGED INCOME PORTFOLIO

   FACE
  AMOUNT    RATING                      SECURITY                        VALUE
================================================================================
Yankee Bond With Coupon -- 6.5% (continued)
$   55,000   A       Wharf Capital International Ltd.,
                        8.875% due 11/1/04                           $    58,300
--------------------------------------------------------------------------------
                                                                       1,764,342
--------------------------------------------------------------------------------
                     TOTAL CORPORATE BONDS
                     (Cost -- $12,553,015)                            12,500,802
================================================================================
ASSET-BACKED SECURITIES -- 6.2%
                     Asset Securitization Corp.:
   195,000              Series 1996-MD6-A1C, 7.040% due 11/13/26         192,105
   158,000              Series 1997-D4-A1D, 7.490% due 4/14/29           159,975
   260,000           Capital Equipment Receivables Trust, Series
                        1996-1-A3, 6.110% due 7/15/99                    259,518
   119,054           Centrex Auto Trust, Series 1996-B-A, 6.150%
                        due 9/15/04                                      118,180
   119,000           EQCC Home Equity Loan Trust, Series 1996-1-A2,
                        5.820% due 9/15/09                               116,336
   107,040           Fleetwood Credit Corp., Grantor Trust, Series
                        1997-A-A, 6.640% due 9/15/12                     106,740
   110,000           Morgan Stanley Capital I, Series 1997-C1-A1C,
                      7.630% due 2/15/20                                 111,924
                     The Money Store Inc., Home Equity Loan:
    64,000              6.890% due 3/15/16                                63,800
    72,000              7.600% due 7/15/21                                72,736
    49,000              7.800% due 10/15/21                               49,770
   153,000              7.690% due 5/15/24                               155,596
                     World Omni, Inc.:
   130,000              Series 1997-A-A4, 6.900% due 6/15/02             130,487
   140,000              Series 1997-A-A2, 6.750% due 6/15/03             140,590
--------------------------------------------------------------------------------
                     TOTAL ASSET-BACKED SECURITIES
                     (Cost-- $1,680,969)                               1,677,757
================================================================================
U.S. GOVERNMENT AGENCIES & OBLIGATIONS -- 47.8%
 2,745,000           U. S. Treasury Note, 5.500% due 11/15/98          2,719,444
   558,000           U. S. Treasury Note, 5.875% due 11/15/99            551,589
   193,000           U. S. Treasury Note, 6.375% due 8/15/02             191,398
    53,000           U. S. Treasury Note, 6.500% due 10/15/06             52,118
 1,921,000           U. S. Treasury Bond, 7.250% due 8/15/22           1,963,435
   212,955           Federal Home Loan Mortgage Corp., 7.000%
                        due 1/1/00                                       212,755
   492,000           Federal Home Loan Mortgage Corp., 7.500%
                        due 4/1/12                                       495,995
   325,937           Federal National Mortgage Association,
                        7.000% due 8/1/03                                325,425
   240,400           Federal National Mortgage Association,
                        7.500% due 8/1/03                                242,353
   178,960           Federal National Mortgage Association,
                        6.500% due 11/1/03                               177,953
   513,581           Federal National Mortgage Association,
                        6.000% due 3/1/04                                495,925
     9,573           Federal National Mortgage Association,
                        7.500% due 4/1/05                                  9,516
   251,319           Federal National Mortgage Association,
                        7.500% due 7/1/09                                253,360

                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1997
================================================================================

                          TBC MANAGED INCOME PORTFOLIO

   FACE
  AMOUNT    RATING                      SECURITY                        VALUE
================================================================================
U.S. GOVERNMENT AGENCIES & OBLIGATIONS -- 47.8% (continued)
$   57,985           Federal National Mortgage Association,
                        7.500% due 6/1/10                            $    58,456
   368,215           Federal National Mortgage Association,
                        ACES, M1, E, 2.526% due 7/25/10                   28,709
   152,000           Federal National Mortgage Association,
                        ACES, M1, G,2.336% due 7/25/10                    15,058
   587,000           Federal National Mortgage Association,
                        ACES, M1, H, 2.211% due 7/25/10                   72,825
   150,364           Federal National Mortgage Association,
                        8.000% due 8/1/10                                153,887
   223,577           Federal National Mortgage Association,
                        8.000% due 9/1/10                                228,816
   201,751           Federal National Mortgage Association,
                        6.000% due 12/1/10                               192,168
   334,951           Federal National Mortgage Association,
                        8.000% due 4/1/11                                342,799
    77,000           Federal National Mortgage Association,
                        6.856% due 6/17/11                                75,460
   100,269           Federal National Mortgage Association,
                        7.500% due 11/1/11                               101,083
   239,721           Federal National Mortgage Association,
                        7.536% due 6/1/16                                242,640
    59,626           Federal National Mortgage Association,
                        7.000% due 7/1/22                                 57,819
   176,122           Federal National Mortgage Association,
                        7.000% due 7/1/23                                170,782
   144,625           Federal National Mortgage Association,
                        9.000% due 7/1/26                                151,540
   876,000           Federal National Mortgage Association,
                        8.000% due 5/1/27                                887,222
   175,000           Government Mortgage Association Corp.,
                        6.875% due 7/15/01                               175,000
   272,358           Government National Mortgage Association,
                        8.000% due 7/15/17                               277,209
   231,535           Government National Mortgage Association,
                        8.500% due 12/15/21                              240,071
   491,612           Government National Mortgage Association,
                        7.000% due 9/15/23                               475,785
   259,285           Government National Mortgage Association,
                        7.000% due 11/15/23                              250,938
   465,405           Government National Mortgage Association,
                        7.500% due 12/15/23                              463,509
   590,778           Government National Mortgage Association,
                        9.000% due 3/1/27                                624,493
--------------------------------------------------------------------------------
                     TOTAL U.S. GOVERNMENT AGENCIES &
                     OBLIGATIONS
                     (Cost -- $12,996,305)                            12,977,535
================================================================================
                     TOTAL INVESTMENTS -- 100%
                     (Cost -- $27,230,289**)                         $27,156,094
================================================================================

                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1997
================================================================================

                       SMITH BARNEY MONEY MARKET PORTFOLIO

    FACE                                                         ANNUALIZED
   AMOUNT                      SECURITY                             YIELD               VALUE
==================================================================================================
U.S. GOVERNMENT AGENCIES & OBLIGATIONS -- 6.0%
$3,000,000   Federal Home Loan Mortgage Corp. matures 6/13/97       5.55%             $2,980,363
--------------------------------------------------------------------------------------------------
 4,000,000   Federal National Mortgage Association
                mature 6/5/97 to 7/3/97                         5.36 to 5.65           3,970,219
--------------------------------------------------------------------------------------------------
             TOTAL U.S. GOVERNMENT AGENCIES &
             OBLIGATIONS
             (Cost -- $6,950,582)                                                      6,950,582
==================================================================================================
BANK NOTES -- 1.7%
 1,000,000   Australia &New Zealand Banking Group matures 9/23/97    5.76                999,876
 1,000,000   Bank of America NT&SA matures 9/22/97                   5.70              1,000,000
--------------------------------------------------------------------------------------------------
             TOTAL BANK NOTE
             (Cost-- $1,999,876)                                                       1,999,876
==================================================================================================
COMMERCIAL PAPER -- 60.6%
 3,000,000   A.I. Credit matures 5/5/97                              5.39              2,998,230
 3,000,000   American Express Credit Corp. matures 5/7/97            5.49              2,997,260
 3,000,000   Associates Corp. of North America matures 5/12/97       5.56              2,994,931
--------------------------------------------------------------------------------------------------
 2,000,000   BBL N.A. Inc. (Bank Brussels Lambert) matures 7/1/97    5.72              1,980,853
 1,390,000   Bank of New York matures 5/1/97                         5.59              1,390,000
 3,000,000   Cades matures 5/9/97                                    5.52              2,996,333
 1,000,000   Cariplo Finance Inc. matures 6/10/97                    5.44                994,033
 2,000,000   Citicorp matures 5/2/97                                 5.41              1,999,700
 2,000,000   Compagnie de Saint-Gobain matures 5/19/97               5.32              1,994,750
 1,800,000   Creditanstalt Finance Inc. matures 5/12/97              5.55              1,796,964
 1,000,000   Credito Italiano Delaware, Inc. matures 8/29/97         5.47                982,267
 3,800,000   Deutsche Bank Financial Inc. matures 5/8/97             5.50              3,795,951
 2,400,000   E.I. du Pont de Nemours matures 5/21/97                 5.52              2,392,667
 1,000,000   Eli Lilly & Co. matures 8/4/97                          5.47                985,961
 1,900,000   Ford Motor Credit Co. matures 5/7/97                    5.50              1,898,265
 3,000,000   General Electric Capital Corp. matures 5/5/97           5.46              2,998,183
 2,000,000   Goldman Sachs Group, L.P. matures 5/21/97               5.61              1,993,811
 4,000,000   Lloyds Bank matures 5/8/97                              5.54              3,995,714
 3,000,000   Merrill Lynch & Co., Inc. matures 5/7/97                5.51              2,997,250
 2,000,000   NationsBank Corp. matures 5/22/97                       5.32              1,993,875
 3,000,000   Norwest Corp. matures 5/21/97                           5.60              2,990,733
 4,000,000   PepsiCo, Inc. matures 5/14/97                           5.53              3,992,056
 2,525,000   Province of British Columbia matures 6/5/97             5.40              2,511,916
 2,000,000   Royal Bank of Canada matures 7/31/97                    5.52              1,972,852
 2,000,000   San Paolo U.S. Finance Inc. matures 6/6/97              5.45              1,989,240
 3,700,000   Shell Oil Co. matures 5/20/97                           5.50              3,689,299
 1,000,000   Transamerica Finance Corp. matures 5/15/97              5.42                997,947
 2,400,000   Toyota Motor Credit matures 5/6/97                      5.51              2,398,167

                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1997
================================================================================

                       SMITH BARNEY MONEY MARKET PORTFOLIO

    FACE                                                         ANNUALIZED
   AMOUNT                      SECURITY                             YIELD               VALUE
==================================================================================================
COMMERCIAL PAPER -- 60.6% (continued)
$2,000,000   Union Bank of Switzerland matures 5/1/97                5.60%          $  2,000,000
 1,325,000   USAA Capital Corp. matures 5/16/97                      5.50              1,321,975
--------------------------------------------------------------------------------------------------
             TOTAL COMMERCIAL PAPER
             (Cost -- $70,041,183)                                                    70,041,183
==================================================================================================
DOMESTIC CERTIFICATES OF DEPOSIT -- 6.9%
 3,000,000   Bankers Trust matures 5/1/97                            5.50              3,000,000
 1,000,000   Morgan Guaranty matures 9/30/97                         5.74                999,981
 4,000,000   Wachovia Bank matures 5/12/97                           5.52              4,000,023
--------------------------------------------------------------------------------------------------
             TOTAL DOMESTIC CERTIFICATES OF DEPOSIT
             (Cost-- $8,000,004)                                                       8,000,004
==================================================================================================
FOREIGN CERTIFICATES OF DEPOSIT -- 18.2%
 3,000,000   ABN AMRO Bank N.V. mature 5/12/97 to 6/30/97        5.50 to 5.62          2,999,885
 2,000,000   Bank of Nova Scotia matures 7/14/97                     5.48              2,000,000
 2,000,000   Barclays Bank matures 5/12/97                           5.33              2,000,019
 2,000,000   Bayerische Landesbank matures 7/30/97                   5.55              2,000,049
 2,000,000   Canadian Imperial Bank of Commerce matures 5/19/97      5.53              2,000,000
 2,000,000   Creditanstalt Bankverein matures 5/1/97                 5.57              2,000,000
 3,000,000   Kredietbank NV matures 5/20/97                          5.54              3,000,032
 3,000,000   National Westminster Bank PLC matures 7/2/97            5.69              2,999,894
 1,000,000   Royal Bank of Canada matures 5/7/97                     5.41              1,000,001
 1,000,000   Societe Generale matures 6/10/97                        5.43              1,000,503
--------------------------------------------------------------------------------------------------
             TOTAL FOREIGN CERTIFICATES OF DEPOSIT
             (Cost -- $21,000,383)                                                    21,000,383
==================================================================================================
TIME DEPOSITS -- 6.6%
 2,000,000   Bank Austriengellschaft (Bank Austria AG)
               matures 5/1/97                                        5.63              2,000,000
 1,657,000   Chase Manhattan Bank matures 5/1/97                     5.56              1,657,000
--------------------------------------------------------------------------------------------------
4,000,000    Credit Agricole matures 5/1/97                          5.63              4,000,000
--------------------------------------------------------------------------------------------------
             TOTAL TIME DEPOSITS
             (Cost -- $7,657,000)                                                      7,657,000
==================================================================================================
             TOTAL INVESTMENTS -- 100%
             (Cost -- $115,649,028**)                                               $115,649,028
==================================================================================================

 +   Non-income producing security.
++ Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
**   Aggregate cost for Federal income tax purposes is substantially the same.

See page 26 for definition of ratings.

                       See Notes to Financial Statements.

================================================================================
 Bond Ratings
================================================================================

All ratings are by Standard & Poor's Ratings Services ("Standard & Poor's"), except that those identified by an asterisk (*) are rated by Moody's Investors Service Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA        --  Bonds rated "AAA" have the highest rating assigned by Standard &
               Poor's. Capacity to pay interest and repay principal is extremely strong.

AA         --  Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.

A          --  Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB        --  Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B and  --  Bonds rated "BB" and "B" are regarded, on balance, as
CCC predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B," and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighted by large uncertainties or major risk exposure to adverse conditions.

Moody's -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "A" to "B," where 1 is the highest and 3 the lowest rating within its generic category.

A          --  Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa        --  Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba         --  Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured.
               Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B          --  Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


NR         --  Indicates that the bond is not rated by Standard & Poor's or
               Moody's.

=========================================================================================================
Statements of Assets and Liabilities (unaudited)                                           April 30, 1997
=========================================================================================================

                                                                                           Smith Barney
                                                        MFS Total        TBC Managed          Money
                                                         Return            Income             Market
                                                        Portfolio         Portfolio          Portfolio
=========================================================================================================
ASSETS:
  Investments, at value
    (Cost -- $143,923,076, $27,230,289
    and $115,649,028, respectively)                   $ 159,179,167     $  27,156,094      $ 115,649,028
  Short-term investments, at value
    (Cost  -- $26,059,000, $0 and
    $0, respectively)                                    26,059,000                --                 --
  Cash                                                       94,225         1,419,714                842
  Dividends and interest receivable                       1,278,031           397,860            338,154
  Receivable for securities sold                          2,078,562           663,303                 --
---------------------------------------------------------------------------------------------------------
  Total Assets                                          188,688,985        29,636,971        115,988,024
---------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                        3,025,032         2,031,890                 --
  Management fees payable                                   117,574            70,372            245,730
  Dividends payable                                              --                --            209,668
  Accrued expenses                                           27,475            10,410             17,451
---------------------------------------------------------------------------------------------------------
  Total Liabilities                                       3,170,081         2,112,672            472,849
---------------------------------------------------------------------------------------------------------
Total Net Assets                                      $ 185,518,904     $  27,524,299      $ 115,515,175
=========================================================================================================
NET ASSETS:

  Par value of capital shares                         $         135     $          25      $       1,155
  Capital paid in excess of par value                   162,672,952        27,079,045        115,514,020
  Undistributed net investment income                     2,997,345           791,634                 --
  Accumulated net realized gain (loss)
    from security transactions                            4,592,381          (272,210)                --
  Net unrealized appreciation (depreciation)
    of investments                                       15,256,091           (74,195)                --
---------------------------------------------------------------------------------------------------------
Total Net Assets                                      $ 185,518,904     $  27,524,299      $ 115,515,175
=========================================================================================================
Shares Outstanding                                       13,495,566         2,549,576        115,515,175
---------------------------------------------------------------------------------------------------------
Net Asset Value                                              $13.75            $10.80              $1.00
---------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

================================================================================
Statements of Operations (unaudited)
================================================================================
For the Six Months Ended April 30,1997

                                                                                  Smith Barney
                                                 MFS Total       TBC Managed        Money
                                                  Return           Income           Market
                                                 Portfolio        Portfolio        Portfolio
================================================================================================
INVESTMENT INCOME:
  Interest                                     $  2,430,588     $    898,874      $  2,862,471
  Dividends                                       1,248,838               --                --
------------------------------------------------------------------------------------------------
  Total Investment Income                         3,679,426          898,874         2,862,471
------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 3)                          634,939           80,271           312,567
  Custody                                            14,753            1,940            10,855
  Audit and legal                                    10,615            7,917            11,422
  Shareholder communications                          8,844            3,278            21,500
  Pricing service fees                                5,191            7,862                --
  Shareholder and system servicing fees               3,141            3,048             9,304
  Directors' fees                                     2,480            1,812             8,750
  Registration fees                                      --            2,777             6,800
  Insurance                                              --               --             1,200
  Other                                               3,427              997             4,750
------------------------------------------------------------------------------------------------
  Total Expenses                                    683,390          109,902           387,148
  Less: Management fee waiver (Note 3)                   --               --           (49,935)
------------------------------------------------------------------------------------------------
  Net Expenses                                      683,390          109,902           337,213
------------------------------------------------------------------------------------------------
Net Investment Income                             2,996,036          788,972         2,525,258
------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 4):
  Realized Gain From Security transactions
    (excluding short-term securities)*:
      Proceeds from sales                        81,531,965       27,429,216         5,293,085
      Cost of securities sold                    76,930,752       27,356,140         5,293,038
------------------------------------------------------------------------------------------------
  Net Realized Gain                               4,601,213           73,076                47
------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation
  (Depreciation) of Investments:
    Beginning of period                          10,613,244          289,610                --
    End of period                                15,256,091          (74,195)               --
------------------------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation
    (Depreciation)                                4,642,847         (363,805)               --
------------------------------------------------------------------------------------------------
Net Gain (Loss) on Investments                    9,244,060         (290,729)               47
------------------------------------------------------------------------------------------------
Increase in Net Assets From Operations         $ 12,240,096     $    498,243      $  2,525,305
================================================================================================

* Represents only gains from the sale of short-term securities for the Smith Barney Money Market Portfolio.

                       See Notes to Financial Statements.

================================================================================
Statements of Changes in Net Assets
================================================================================

For the Six Months Ended April 30,1997 (unaudited) and the Year Ended October 31, 1996

MFS Total Return Portfolio                               1997          1996
================================================================================
OPERATIONS:
  Net investment income                              $ 2,996,036    $ 3,561,906
  Net realized gain                                    4,601,213      1,948,481
  Increase in net unrealized appreciation              4,642,847      8,395,692
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations              12,240,096     13,906,079
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                               (3,166,892)    (1,430,635)
  Net realized gains                                  (1,937,784)      (403,787)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                     (5,104,676)    (1,834,422)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
  Net proceeds from sale of shares                    39,835,893     71,717,857
  Net asset value of shares issued
    for reinvestment of dividends                      5,104,675      1,834,422
  Cost of shares reacquired                           (1,086,477)      (457,554)
--------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                           43,854,091     73,094,725
--------------------------------------------------------------------------------
Increase in Net Assets                                50,989,511     85,166,382
NET ASSETS:
  Beginning of period                                134,529,393     49,363,011
--------------------------------------------------------------------------------
  End of period*                                    $185,518,904   $134,529,393
================================================================================
* Includes undistributed net investment income of:    $2,997,345     $3,168,201
================================================================================

                       See Notes to Financial Statements.

================================================================================
Statements of Changes in Net Assets (continued)
================================================================================

For the Six Months Ended April 30,1997 (unaudited) and the Year Ended October 31, 1996

TBC Managed Income Portfolio                               1997        1996
================================================================================
OPERATIONS:
  Net investment income                             $    788,972    $ 1,179,696
  Net realized gain (loss)                                73,076       (339,622)
  Increase in net unrealized appreciation
    (depreciation)                                      (363,805)        38,407
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations                 498,243        878,481
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                               (1,060,922)      (567,702)
  Net realized gains                                          --       (186,111)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                     (1,060,922)      (753,813)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
  Net proceeds from sale of shares                     4,309,381     12,619,297
  Net asset value of shares issued
    for reinvestment of dividends                      1,060,922        753,813
  Cost of shares reacquired                             (815,445)    (1,244,582)
--------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                            4,554,858     12,128,528
--------------------------------------------------------------------------------
Increase in Net Assets                                 3,992,179     12,253,196
NET ASSETS:
  Beginning of period                                 23,532,120     11,278,924
--------------------------------------------------------------------------------
  End of period*                                    $ 27,524,299    $23,532,120
================================================================================
* Includes undistributed net investment income of:  $    791,634    $ 1,063,584
================================================================================

                       See Notes to Financial Statements.

================================================================================
Statements of Changes in Net Assets (continued)
================================================================================

For the Six Months Ended April 30,1997 (unaudited) and the Year Ended October 31, 1996

Smith Barney Money Market Portfolio                        1997        1996
================================================================================
OPERATIONS:
  Net investment income                             $  2,525,258    $ 3,444,502
  Net realized gain                                           47            549
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations               2,525,305      3,445,051
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
  FROM (NOTE 2):
  Net investment income                               (2,525,258)    (3,444,502)
  Net realized gains                                         (47)          (549)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                     (2,525,305)    (3,445,051)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
  Net proceeds from sale of shares                    83,409,105     98,594,062
  Net asset value of shares issued
    for reinvestment of dividends                      2,496,357      3,325,266
  Cost of shares reacquired                          (69,540,785)   (40,255,629)
--------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                           16,364,677     61,663,699
--------------------------------------------------------------------------------
Increase in Net Assets                                16,364,677     61,663,699

NET ASSETS:
  Beginning of period                                 99,150,498     37,486,799
--------------------------------------------------------------------------------
  End of period                                     $115,515,175    $99,150,498
================================================================================

                       See Notes to Financial Statements.

================================================================================
Notes to Financial Statements (unaudited)
================================================================================


     1. SIGNIFICANT ACCOUNTING POLICIES

     The MFS Total Return, TBC Managed Income and Smith Barney Money Market Portfolios ("Portfolio(s)") are separate investment portfolios of the Travelers Series Fund Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these Portfolios and nine other separate investment portfolios: Alliance Growth, AIM Capital Appreciation, GTGlobal Strategic Income, Putnam Diversified Income, Smith Barney High Income, Smith Barney Income and Growth, Smith Barney International Equity, Smith Barney Pacific Basin, and Van Kampen American Capital Enterprise Portfolios. Shares of the Fund are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate semi-annual reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) the Smith Barney Money Market Portfolio uses the amortized cost method for valuing all of its portfolios securities; the MFS Total Return and TBC Managed Income Portfolios use the amortized cost method for valuing securities with maturities less than 60 days; accordingly, the cost of securities plus accreted discount or minus amortized premium, approximates value; (c) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government agencies and obligations are valued at the mean between the bid and ask prices; (d) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence;
(e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the character of income and gains to be distributed are

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================


determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 1996, reclassifications were made to the capital accounts of the MFS Total Return Portfolio and the TBC Managed Income Portfolio to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (j) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2. DIVIDENDS

     The Smith Barney Money Market Portfolio declares and records a dividend of substantially all its net investment income on each business day. Such dividends are paid or reinvested monthly on the payable date.

     3. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATED PERSONS

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment manager of the Smith Barney Money Market Portfolio ("SBMM"). Travelers Investment Adviser, Inc. ("TIA"), an affiliate of SBMFM, acts as the investment manager of the MFS Total Return ("MFSTR") and the TBC Managed Income ("TBCMI") Portfolios. SBMM pays SBMFM a management fee calculated at an annual rate of 0.60% of the average daily net assets of the Portfolio. MFSTR and TBCMI pay TIA a management fee calculated at an annual rate of 0.80% and 0.65%, respectively, of the average daily net assets of each Portfolio. These fees are calculated daily and paid monthly.

     TIA has sub-advisory agreements with Massachusetts Financial Services Company ("MFS") and The Boston Company Asset Management, Inc. ("TBC"). Pursuant to each sub-advisory agreement, MFS and TBC are responsible for the day-to-day portfolio operations and investment decisions for MFSTR and TBCMI, respectively, and are compensated for such services. As a result, TIA pays MFS and TBC, as sub-advisers, a fee calculated at the annual rate of 0.375% and 0.30%, respectively, of the average daily net assets of MFSTR and TBCMI. TIA pays these fees to MFS and TBC on a monthly basis.

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================


     TIA has entered into a sub-administrative services agreement with SBMFM. TIA pays SBMFM, as sub-administrator, a fee calculated at an annual rate of 0.10% of the average daily net assets of MFSTR and TBCMI.

     Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Fund shares.

     All officers and one Director of the Fund are employees of SB.

     4. INVESTMENTS

     During the six months ended April 30, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                        MFS           TBC
                                                       Total        Managed
                                                      Return         Income
================================================================================
Purchases                                         $106,441,328      $31,931,981
--------------------------------------------------------------------------------
Sales                                               81,531,965       27,429,216
================================================================================

     At April 30, 1997, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                       MFS              TBC
                                                      Total           Managed
                                                     Return            Income
================================================================================
Gross unrealized appreciation                      $16,895,608        $ 142,996
Gross unrealized depreciation                       (1,639,517)        (217,191)
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)         $15,256,091        $ (74,195)
================================================================================

     5. REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================


     6. CAPITAL SHARES

     At April 30, 1997, the Fund had six billion shares of capital stock authorized with a par value of $0.00001 per share. Each share of a Portfolio represents an identical interest in that Portfolio with each share of the same Portfolio and has an equal entitlement to any dividends and distributions made by the Portfolio.

     Transactions in shares of each Portfolio were as follows:

                                        Six Months Ended       Year Ended
                                         April 30, 1997     October 31, 1996
================================================================================
MFS Total Return
Shares sold                                2,945,735            5,847,883
Shares issued on reinvestment                383,810              154,268
Shares redeemed                              (80,344)             (35,887)
--------------------------------------------------------------------------------
Net Increase                               3,249,201            5,966,264
================================================================================
TBC Managed Income
Shares sold                                  398,399            1,163,766
Shares issued on reinvestment                 98,782               69,444
Shares redeemed                              (74,789)            (116,880)
--------------------------------------------------------------------------------
Net Increase                                 422,392            1,116,330
================================================================================
SB Money Market
Shares sold                               83,409,105           98,594,062
Shares issued on reinvestment              2,496,357            3,325,266
Shares redeemed                          (69,540,785)         (40,255,629)
--------------------------------------------------------------------------------
Net Increase                              16,364,677           61,663,699
================================================================================

     7. CAPITAL LOSS CARRYFORWARD

     At October 31, 1996, TBCMI had, for Federal income tax purposes, approximately $326,000 of capital loss carryforwards available to offset future realized gains expiring October 31, 2004. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

     8. FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================


basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. MFSTR enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices(futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

     As of April 30, 1997, MFSTR had no open futures contracts.

     9. LENDING OF PORTFOLIO SECURITIES

     The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations, and receives a lenders' fee, which is shared 60% by the Portfolios and 40% by the custodian. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary between 2% and 5% depending on the type of securities loaned. The custodian establishes and maintains the collateral in segregated accounts. The Portfolios maintain exposure for the risk of any losses in the investment of amounts received as collateral.

     As of April 30, 1997, there were no securities on loan.

     10. OPTIONS CONTRACTS

     Premiums paid when put or call options are purchased by the Portfolios represent investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into a closing sales transaction, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================


premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Porfolios purchase upon exercise will be increased by the premium originally paid.

     As of April 30, 1997, the Portfolios had no open purchased put or call option contracts.

     When the Porfolios write a covered call or put option, an amount equal to the premium received by the Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain equal to the amount of the premium received. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolios purchased upon exercise. When the written index options are exercised, settlement is made in cash.

     The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of a loss if the market price of the underlying security declines.

     During the period ended April 30, 1997, the Portfolios did not write any options.

================================================================================
Financial Highlights
================================================================================

For a share of capital stock outstanding throughout each period:

MFS Total Return Portfolio                         1997(1)              1996              1995            1994(2)
===================================================================================================================
Net Asset Value, Beginning of Period               $13.13              $11.53             $9.98           $10.00
-------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(3)                           0.20                0.33              0.45             0.13
  Net realized and unrealized gain (loss)            0.88                1.62              1.15            (0.15)
-------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                  1.08                1.95              1.60            (0.02)
-------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                             (0.29)              (0.27)            (0.05)              --
  Net realized gains                                (0.17)              (0.08)               --               --
-------------------------------------------------------------------------------------------------------------------
Total Distributions                                 (0.46)              (0.35)            (0.05)              --
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $13.75              $13.13            $11.53            $9.98
-------------------------------------------------------------------------------------------------------------------
Total Return                                         8.35%++            17.16%            16.12%           (0.20)%++
-------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                 $185,519            $134,529           $49,363           $8,504
-------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(3)                                        0.86%+              0.91%             0.95%            0.93%+
  Net investment income                              3.76+               3.82              4.40             3.51+
-------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                56%                139%              104%              18%
-------------------------------------------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions(4)                    $0.06               $0.06             $0.04               --
===================================================================================================================

(1)  For the six months ended April 30, 1997 (unaudited).
(2) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.
(3) The Manager has waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the Manager has reimbursed the Portfolio for $13,857 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and expense ratios would have been as follows:

                                                     Expense Ratios
                         Net Investment Income     Without Fee Waivers
                          Per Share Decreases      and Reimbursement
                          -------------------      -----------------
     1995                        $0.01                   1.06%
     1994                         0.06                   2.51+

(4) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

================================================================================
Financial Highlights (continued)
================================================================================

For a share of capital stock outstanding throughout each period:

TBC Managed Income Portfolio                      1997(1)            1996(2)             1995           1994(3)
==================================================================================================================
Net Asset Value, Beginning of Period              $11.06             $11.16             $10.04          $10.00
------------------------------------------------------------------------------------------------------------------
Income From Operations:

  Net investment income(4)                          0.30               0.65               0.61            0.21
  Net realized and unrealized gain (loss)          (0.07)             (0.14)              0.64           (0.17)
------------------------------------------------------------------------------------------------------------------
Total Income From Operations                        0.23               0.51               1.25            0.04
------------------------------------------------------------------------------------------------------------------
Less Distributions From:

  Net investment income                            (0.49)             (0.46)             (0.13)             --
  Net realized gains                                  --              (0.15)                --              --
------------------------------------------------------------------------------------------------------------------
Total Distributions                                (0.49)             (0.61)             (0.13)             --
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $10.80             $11.06             $11.16          $10.04
------------------------------------------------------------------------------------------------------------------
Total Return                                        2.10%++            4.61%             12.68%           0.40%++
------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                 $27,524            $23,532            $11,279          $3,840
------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:

  Expenses(4)                                       0.89%+             0.92%              0.92%           0.87%+
  Net investment income                             6.37+              6.19               6.13            5.67+
------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              112%               255%               170%             42%
==================================================================================================================

(1)  For the six months ended April 30, 1997 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.
(4) The Manager has waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the Manager has reimbursed the Portfolio for $15,557 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                    Expense Ratios
                         Net Investment Income    Without Fee Waivers
                          Per Share Decreases      and Reimbursement
                          -------------------      -----------------
     1995                        $0.04                   1.29%
     1994                         0.07                   2.91+

++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

================================================================================
Financial Highlights (continued)
================================================================================

For a share of capital stock outstanding throughout each period:

Smith Barney Money Market Portfolio                   1997(1)              1996              1995             1994(2)
=======================================================================================================================
Net Asset Value, Beginning of Period                  $1.00                $1.00             $1.00             $1.00
-----------------------------------------------------------------------------------------------------------------------
  Net investment income(3)                            0.024                0.049             0.052             0.014
  Distributions from net investment income           (0.024)              (0.049)           (0.052)           (0.014)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $1.00                $1.00             $1.00             $1.00
-----------------------------------------------------------------------------------------------------------------------
Total Return                                           2.43%++              5.05%             5.35%             1.46%++
-----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                   $115,515              $99,150           $37,487            $5,278
-----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(3)                                          0.65%+               0.65%             0.65%             0.66%+
  Net investment income                                4.85+                4.86              5.26              3.83+
=======================================================================================================================

(1)  For the six months ended April 30, 1997 (unaudited).
(2) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.
(3) The Manager waived all or part of its fees for the six months ended April 30, 1997 and the years ended October 31, 1996 and October 31, 1995 and the period ended October 31, 1994. In addition, the Manager reimbursed the Portfolio for $15,423 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                      Expense Ratios
                          Net Investment Income     Without Fee Waivers
                           Per Share Decreases       and Reimbursement
                           -------------------       -----------------
     1997                        $0.001                    0.74%+
     1996                         0.001                    0.74
     1995                         0.003                    0.94
     1994                         0.005                    2.11+

++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

Travelers Series                                                    SMITH BARNEY
Fund Inc.                                                           ------------
                                               A Member of TravelersGroup[LOGO]


Directors                                    Investment Managers
Victor K. Atkins                             Smith Barney Mutual Funds
A.E. Cohen                                   Management Inc. and
Robert A. Frankel                            Travelers Investment Adviser, Inc.
Rainer Greeven
Susan M. Heilbron
Heath B. McLendon, Chairman
James M. Shuart                              Distributor
                                             Smith Barney Inc.
Officers
Heath B. McLendon                            Custodian
Chief Executive Officer                      PNC Bank, N.A.

Lewis E. Daidone                             Annuity Administration
Senior Vice President and Treasurer          Travelers Annuity Investor Services
                                             5 State House Square
John C. Bianchi                              1 Tower Square
Vice President                               Hartford, CT 06183

James B. Conheady
Vice President
                                             This report is submitted for the
Martin Hanley                                general information of the
Vice President                               shareholders of Travelers Series
                                             Fund Inc. -- MFS Total Return, TBC
Jeffrey J. Russell                           Managed Income and Smith Barney
Vice President                               Money Market Portfolios. It is not
                                             authorized for distribution to
Bruce D. Sargent                             prospective investors unless
Vice President                               accompanied or preceded by a
                                             current Prospectus for the
Phyllis Zahorodny                            Portfolios, which contains
Vice President                               information concerning the
                                             Portfolios' investment policies and
Thomas M. Reynolds                           expenses as well as other pertinent
Controller                                   information.

Christina T. Sydor
Secretary
                                             Travelers Series
                                             Fund Inc.
                                             388 Greenwich Street
                                             New York, New York 10013

                                             IN0804 6/97

--------------------------------------------------------------------------------
                               SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------



                                        Travelers Series
                                        Fund Inc.

                                        Smith Barney Income
                                        and Growth Portfolio

                                        Alliance Growth Portfolio

                                        Van Kampen American
                                        Capital Enterprise Portfolio
                                        ----------------------------------------
                                        April 30, 1997

                                 [LOGO] Smith Barney Mutual Funds
                                        Investing for your future.
                                        Every day.

-----------------------------------------------------
Smith Barney Income and Growth, Alliance Growth
and Van Kampen American Capital Enterprise Portfolios
-----------------------------------------------------


Dear Shareholder:

We are pleased to provide the semi-annual report of the Travelers Series Fund Inc. - Smith Barney Income and Growth, Alliance Growth and Van Kampen American Capital Enterprise Portfolios for the period ended April 30, 1997. In this report, we summarize the period's prevailing economic and market conditions and outline each Portfolio's investment strategy. A detailed summary of performance and current holdings for each Portfolio can be found in the appropriate sections that follow.

Portfolio Highlights
Smith Barney Income and Growth Portfolio

For the six months ended April 30, 1997, the Smith Barney Income and Growth Portfolio had a total return of 11.39% as compared to the total return of 10.38% for its Lipper growth fund peer group average over the same period. (Lipper Analytical Services, Inc. is a major fund tracking organization.)

In selecting stocks for the Income and Growth Portfolio, the Portfolio's managers typically choose large-capitalization companies that have an above-market dividend yield and assets undervalued by the marketplace. The Portfolio's managers look to find a fundamental improvement underway, such as a new product development or new management, the positive effect of which has not yet been reflected in the stock price.

In addition, the Portfolio's managers employ a conservative, highly disciplined and bottom-up approach to investing. This means that individual stock selection is more influential to the overall performance of the Portfolio rather than the present or future condition of the economy, financial markets or particular market sectors.

The equity markets have been characterized by volatility in response to economic releases and the threat of Federal Reserve Board ("Fed") interest rate hikes. Nevertheless, the Standard & Poor's 500 Stock Index ("S&P 500") has marched higher this year. (The S&P 500 is an unmanaged capitalization-weighted index of 500 widely held common stocks.) The first four months of 1997 have witnessed the heaviest trading volume ever on the New York Stock Exchange with over 683 million shares trading hands on January 23, 1997. After a market top in March, the Dow Jones Industrial Average and the S&P 500 have begun another climb toward record territory. (The Dow Jones Industrial Average is the most widely recognized unmanaged stock market index consisting of 30 of the largest

American corporations.) The Income and Growth Portfolio performed well during the reporting period and currently has an emphasis on the financial, energy and health care sectors of the stock market.

During the reporting period, the Portfolio's managers added Exxon (petroleum products) and Amoco (petroleum products) to the Portfolio's holdings. The Portfolio's managers purchased Exxon after the company announced that it planned to repurchase its stock. Historically, stock buy-back initiatives have been beneficial to the stock price. Exxon has demonstrated strong financial fundamentals, excellent management, and a commitment to enhancing shareholder value. In addition, Exxon recently announced a restructuring plan which we believe should further improve profitability. Amoco also appeared to them to be undervalued and was selling at the lowest earnings multiple of its asset class.

The Portfolio's managers also sold holdings in Allstate (insurance and financial services), Monsanto (chemical manufacturer), and Texas Utilities (power provider). Although Allstate and Monsanto have been very successful investments, the Portfolio's managers' disciplined management style required them to sell these holdings. In these instances, the dividend yields on Allstate and Monsanto dropped below the threshold needed to remain in the Portfolio. The Portfolio's Managers sold Texas Utilities because of a deteriorating regulatory environment.

As long as inflation remains under control, the Portfolio's managers' outlook for the stock market is positive for the remainder of the year. With labor markets tight and consumers giving most companies little or no pricing power, the ability of most companies to increase earnings has become more difficult. First quarter earnings reports were generally above expectations, but investors will increasingly concentrate on the next few quarterly reports in order to determine any slowdown in profit growth. Large-capitalization firms with a multinational exposure seem to have an advantage over smaller, domestic-only companies. By keeping costs under control and expanding volume growth overseas, many multinational firms can generate at least modest revenue growth and solid bottom line growth compared to most smaller-sized firms. The Portfolio's managers' outlook for geographically diversified firms with the financial capacity to expand and take market share from competitors remains positive.

Alliance Growth Portfolio

For the six months ended April 30, 1997, the Alliance Growth Portfolio generated a total return of 2.85% as compared to its Lipper Analytical Services, Inc. growth fund peer group average of 6.68% over the same period.

After reaching new all-time highs in February the stock market fell sharply before bottoming out in mid-April of 1997. The decline in the major stock market averages was modest compared to the much steeper drop in the broader market. The Nasdaq Composite Index and the technology sector were particularly hit hard. (The Nasdaq Composite Index is a capitalization-weighted index of all stocks which trade on the Nasdaq.) With its heavy weighting in the technology sector the Alliance Growth Portfolio fell much more than the S&P 500.

In the opinion of the Portfolio's managers, the immediate catalyst for the market's decline was the Federal funds rate increase by the Fed in late March of 1997. (The Federal funds rate is the interest rate banks charge each other for overnight loans and is a closely watched indicator of the direction of interest rates.) As the market began to fall there was a series of events that led many investors to question the continuing attractiveness of the technology sector. Some of the leading networking companies acknowledged order slow-downs and possible short-term earnings problems. Moreover, there was also some unexpectedly steep price cutting. Networking companies have been growing at an extraordinary pace, generally in excess of 30% per year. Any hint of interruption in the momentum of revenues caused many investors to fear that the earnings of some technology firms might deteriorate sharply as rapidly rising expenses ran ahead of realized revenues. Most of these companies have now reported first quarter earnings. There have been some shortfalls, but their growth prospects still appear to be generally quite strong.

In the opinion of the Portfolio's managers, the integration of computer and communications technologies will continue to provide exceptional growth opportunities in the years ahead. It is unfortunately characteristic of some rapidly growing technology stocks that these stocks occasionally experience periods of volatility. The Portfolio's managers believe that volatility in the technology sector is largely behind us and the Portfolio remains aggressively positioned in technology companies such as Cisco Systems, Worldcom and 3Com.

The other major area of emphasis for the Portfolio continues to be the financial services industry. Recent investor concerns that interest rates might move meaningfully higher (which would in turn adversely impact the financial sector) appear to be subsiding. The Portfolio's managers do not expect rates to move much higher, nor do they believe that interest rates will be the main determinant of performance in this market sector. They believe select financial services companies represent an attractive sector of the economy for long-term growth. The Portfolio continues to hold a diversified list of financial company stocks including American International Group, American Express and several large banks.

The investment environment continues to be one of moderate growth with little inflation. Yet recent economic growth has been somewhat stronger than consensus expectations. If this growth continues, there may be some further monetary policy tightening by the Fed that could adversely impact the stock market. However, the Portfolio's managers believe it's equally likely that growth may slow, and provide a continued favorable climate for stocks. They would, however, once again point out that market returns have been well above long-term historical trends for some time now and that future gains from the stock market will likely be more modest.

Van Kampen American Capital Enterprise Portfolio

For the six months ended April 30, 1997, the Van Kampen American Capital Enterprise Portfolio posted a total return of 8.21%. This performance compares favorably to the total return of 6.68% for its Lipper Analytical Services, Inc. growth fund peer group average.

The Portfolio is managed with a consistent investment philosophy: to own companies with positive future fundamentals at an attractive current price. Although this philosophy may sound simplistic, the Portfolio's managers believe that the best total return potential has usually been achieved by a primary focus on disciplined stock selection. In selecting stocks, the managers of the Portfolio generally look for at least one of the following fundamental characteristics:

     o  Consistently above-average earnings growth
     o  Accelerating earnings growth
     o  Better-than-expected fundamentals
     o  An underlying change in a company, industry, or regulatory environment

As long as the original criteria for purchasing a particular stock hold true and its value continues to be relatively attractive, it usually remains a Portfolio holding.

As corporate growth has slowed in recent years and stocks market valuations have reached record levels, it has become increasingly difficult for many U.S. companies to maintain above-average earnings growth. As a result, the Portfolio's managers have been especially diligent in monitoring the fundamental outlook for their holdings.

During the reporting period, the U.S. stock market experienced a bout of heightened volatility. The market dropped sharply in late March of 1997 after a tightening by the Fed but rallied in mid-April to close out the month near its all-time high. By keeping the Portfolio fully invested throughout this period of volatility, its managers maximized its participation in the subsequent market rally.

In addition, the Portfolio's managers found positive opportunities in many industry sectors, including health care, technology, and finance. The Portfolio's weighting in the health-care sector was increased modestly during the period under review, primarily due to the addition of Wellpoint Health Network, a health maintenance organization. Other substantial Portfolio holdings in the health-care sector included Merck & Co. and Bristol-Myers Squibb, two pharmaceutical companies. The Portfolio also increased its position in BMC Software, a computer software firm, and maintained large positions in Intel Corp. (semiconductors) and Compaq Computer Corp. (personal computer hardware).

In the financial services sector, the Portfolio's managers added substantially to holdings in Conseco, a financial services holding company that operates life insurance firms. They recently visited with representatives from Conseco and gained renewed confidence in the positive fundamentals, earnings growth, and quality of management of the company. Going forward, the Portfolio's managers believe that a continuation of slow but steady economic growth, solid corporate earnings, and controlled inflation should continue to benefit investors in the Van Kampen American Capital Enterprise Portfolio.

In closing, thank you for investing in the Smith Barney Income and Growth, Alliance Growth and Van Kampen American Capital Enterprise Portfolios. We look forward to helping you achieve your financial goals.

Sincerely,


/s/Heath B. McLendon

Heath B. McLendon
Chairman

May 28, 1997

================================================================================
                    Smith Barney Income and Growth Portfolio
================================================================================
================================================================================
Historical Performance
================================================================================

                      Net Asset Value
                    ------------------
                    Beginning   End of      Income      Capital Gain    Total
Period Ended        of Period   Period     Dividends    Distributions  Returns+
================================================================================
4/30/97              $14.84     $16.16        $0.18         $0.17       11.39%++
--------------------------------------------------------------------------------
10/31/96              12.12      14.84         0.17          0.05       24.55
--------------------------------------------------------------------------------
10/31/95              10.14      12.12         0.06          0.00       20.21
--------------------------------------------------------------------------------
6/16/94*-10/31/94     10.00      10.14         0.00          0.00        1.40++
================================================================================
Total                                         $0.41         $0.22
================================================================================

================================================================================
                            Alliance Growth Portfolio
================================================================================
================================================================================
Historical Performance
================================================================================

                      Net Asset Value
                    ------------------
                    Beginning   End of      Income      Capital Gain    Total
Period Ended        of Period   Period     Dividends    Distributions  Returns+
================================================================================
4/30/97              $16.30     $16.15        $0.02         $0.62        2.85%++
--------------------------------------------------------------------------------
10/31/96              13.28      16.30         0.09          0.32       26.55
--------------------------------------------------------------------------------
10/31/95              10.65      13.28         0.02          0.10       26.18
--------------------------------------------------------------------------------
6/16/94*-10/31/94     10.00      10.65         0.00          0.00        6.50++
================================================================================
Total                                         $0.13         $1.04
================================================================================

================================================================================
                Van Kampen American Capital Enterprise Portfolio
================================================================================
================================================================================
Historical Performance
================================================================================

                      Net Asset Value
                    ------------------
                    Beginning   End of      Income      Capital Gain    Total
Period Ended        of Period   Period     Dividends    Distributions  Returns+
================================================================================
4/30/97              $15.37     $16.58        $0.05         $0.00        8.21%++
--------------------------------------------------------------------------------
10/31/96              12.89      15.37         0.04          0.40       23.35
--------------------------------------------------------------------------------
10/31/95              10.38      12.89         0.02          0.03       24.74
--------------------------------------------------------------------------------
6/16/94*-10/31/94     10.00      10.38         0.00          0.00        3.80++
================================================================================
Total                                         $0.11         $0.43
================================================================================

It is the Funds' policy to distribute dividends and capital gains, if any, annually.

================================================================================
Average Annual Total Return+
================================================================================

                               Smith Barney      Alliance        Van Kampen
                                Income and        Growth      American Capital
                             Growth Portfolio    Portfolio  Enterprise Portfolio
================================================================================
Six Months Ended 4/30/97++          11.39%           2.85%            8.21%
--------------------------------------------------------------------------------
Year Ended 4/30/97                  21.28           12.44            15.74
--------------------------------------------------------------------------------
6/16/94* through 4/30/97            20.06           21.48            20.96
================================================================================

================================================================================
Cumulative Total Return+
================================================================================

                               Smith Barney      Alliance        Van Kampen
                                Income and        Growth      American Capital
                             Growth Portfolio    Portfolio  Enterprise Portfolio
================================================================================
6/16/94* through 4/30/97            69.10%          74.91%           72.83%
================================================================================

+ Assumes the reinvestment of all dividends and capital gains distributions, if any, at net asset value.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*    Commencement of operations.

================================================================================
Historical Performance (unaudited)
================================================================================
                   Growth of $10,000 Invested in Shares of the
           Smith Barney Income and Growth Portfolio vs. S&P 500 Index+
--------------------------------------------------------------------------------
                             June 1994 -- April 1997

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL]

                             Smith Barney                     S&P
                      Income & Growth Portfolio            500 Index
                      -------------------------            ---------
6/16/94                       $10,000                       $10,000
10/94                         $10,140                       $10,324
04/95                         $10,982                       $11,404
10/95                         $12,189                       $13,053
04/96                         $13,943                       $14,684
10/96                         $15,181                       $16,018
04/30/97                      $16,910                       $18,374

+ Hypothetical illustration of $10,000 invested in shares of the Smith Barney Income and Growth Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through April 30, 1997. The Standard & Poor's 500 Index ("S&P 500 Index") is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 Index include reinvestment of dividends. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

================================================================================
Historical Performance (unaudited)
================================================================================
                   Growth of $10,000 Invested in Shares of the
                   Alliance Growth Portfolio vs. S&P 500 Index
                             and Russell 1000 Index+
--------------------------------------------------------------------------------
                             June 1994 -- April 1997

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL]

                             Alliance              S&P              Russell
                         Growth Portfolio       500 Index         1000 Index
                         ----------------       ---------         -----------
6/16/94                       $10,000            $10,000            $10,000
10/94                         $10,650            $10,324            $10,191
04/95                         $11,475            $11,404            $11,050
10/95                         $13,428            $13,053            $12,612
04/96                         $15,557            $14,684            $14,327
10/96                         $17,007            $16,018            $15,501
04/30/97                      $17,491            $18,374            $17,529

+ Hypothetical illustration of $10,000 invested in shares of the Alliance Growth Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through April 30, 1997. The Standard & Poor's 500 Index ("S&P 500 Index") is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 Index include reinvestment of dividends. The Russell 1000 Index is comprised of 1,000 of the largest capitalized U.S. domiciled companies whose common stock is traded on either the New York, American or NASDAQ stock exchanges. The indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

================================================================================
Historical Performance (unaudited)
================================================================================
                   Growth of $10,000 Invested in Shares of the
              Van Kampen American Capital Enterprise Portfolio vs.
                                 S&P 500 Index+
--------------------------------------------------------------------------------
                             June 1994 -- April 1997

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL]

                             Van Kampen
                          American Capital                    S&P
                        Enterprise Portfolio               500 Index
                        --------------------               ---------
6/16/94                       $10,000                       $10,000
10/94                         $10,380                       $10,324
04/95                         $11,160                       $11,404
10/95                         $12,948                       $13,053
04/96                         $14,933                       $14,684
10/96                         $15,972                       $16,018
04/30/97                      $17,283                       $18,374

+ Hypothetical illustration of $10,000 invested in shares of the Van Kampen American Capital Enterprise Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through April 30, 1997. The Standard & Poor's 500 Index ("S&P 500 Index") is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 Index include reinvestment of dividends. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

================================================================================
Schedules of Investments (unaudited)                              April 30, 1997
================================================================================

                    SMITH BARNEY INCOME AND GROWTH PORTFOLIO

    SHARES                   SECURITY                                   VALUE
================================================================================
COMMON STOCKS -- 90.2%
================================================================================
Capital Goods -- 4.3%
    60,000        Emerson Electric Co.                              $ 3,045,000
    40,000        General Electric Co.                                4,435,000
    20,000        Honeywell, Inc.                                     1,412,500
--------------------------------------------------------------------------------
                                                                      8,892,500
--------------------------------------------------------------------------------
Communication Equipment & Services -- 5.4%
    50,000        BellSouth Corp.                                     2,225,000
    90,000        GTE Corp.                                           4,128,750
   110,000        Sprint Corp.                                        4,826,250
--------------------------------------------------------------------------------
                                                                     11,180,000
--------------------------------------------------------------------------------
Conglomerates -- 6.1%
   100,000        Giant Foods, Inc., Class A Shares                   3,225,000
    50,000        Minnesota Minning and Manufacturing Co.             4,350,000
   100,000        National Service Industries, Inc.                   4,212,500
    30,000        Pharmacia & Upjohn, Inc.                              888,750
--------------------------------------------------------------------------------
                                                                     12,676,250
--------------------------------------------------------------------------------
Consumer Cyclicals -- 10.8%
    40,000        Dow Jones & Co., Inc.                               1,620,000
   190,000        Federal-Mogul Corp.                                 5,248,750
    80,000        Ford Motor Co.                                      2,780,000
    26,250        M/A/R/C, Inc.                                         400,313
   100,000        Masco Corp.                                         3,775,000
    40,000        New York Times Co., Class A Shares                  1,730,000
    60,000        Sears, Roebuck & Co.                                2,880,000
   100,000        Stanley Works, Inc.                                 3,887,500
--------------------------------------------------------------------------------
                                                                     22,321,563
--------------------------------------------------------------------------------
Consumer Staples -- 4.8%
    80,000        Kimberly-Clark Corp.                                4,100,000
    30,000        Unilever NV                                         5,887,500
--------------------------------------------------------------------------------
                                                                      9,987,500
--------------------------------------------------------------------------------
Energy -- 11.0%
    30,000        Amoco Corp.                                         2,508,750
    80,000        Ashland Inc.                                        3,570,000
   100,000        Dresser Industries, Inc.                            2,987,500
    60,000        Exxon Corp.                                         3,397,500
    40,000        Mobil Oil Corp.                                     5,200,000
    50,000        Unocal Corp.                                        1,906,250
    75,000        The Williams Cos., Inc.                             3,290,625
--------------------------------------------------------------------------------
                                                                     22,860,625
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1997
================================================================================

                    SMITH BARNEY INCOME AND GROWTH PORTFOLIO

    SHARES                   SECURITY                                   VALUE
================================================================================
Financial Services -- 14.3%
    80,000        Banc One Corp.                                    $ 3,390,000
    40,000        Chase Manhattan Corp.                               3,705,000
    90,000        Chubb Corp.                                         5,197,500
    20,000        Cigna Corp.                                         3,007,500
    50,000        Great Western Financial Corp.                       2,100,000
    50,000        ITT Hartford Group Inc.                             3,725,000
    40,000        Provident Cos., Inc.                                2,235,000
    60,000        St. Paul Cos., Inc..                                4,020,000
    80,000        Toronto-Dominion Bank                               2,260,000
--------------------------------------------------------------------------------
                                                                     29,640,000
--------------------------------------------------------------------------------
Healthcare -- 8.6%
    50,000        American Home Products Corp.                        3,312,500
   120,000        Baxter International Inc.                           5,745,000
    80,000        Bristol-Myers Squibb Co.                            5,240,000
    40,000        Eli Lilly & Co.                                     3,515,000
--------------------------------------------------------------------------------
                                                                     17,812,500
--------------------------------------------------------------------------------
Raw Intermediate Materials -- 7.9%
   100,000        Ball Corp.                                          2,687,500
    20,000        Birmingham Steel Corp.                                292,500
    80,000        Crown Cork & Seal Co., Inc.                         4,380,000
    40,000        International Paper Co.                             1,690,000
    80,000        Olin Corp.                                          3,290,000
    60,000        Reynolds Metals Co.                                 4,072,500
--------------------------------------------------------------------------------
                                                                     16,412,500
--------------------------------------------------------------------------------
Real Estate Investment Trust -- 0.5%
    40,000        Crescent Real Estate Equities Co.                   1,050,000
--------------------------------------------------------------------------------
Technology -- 7.2%
    40,000        Corning Inc.                                        1,930,000
    70,000        Eastman Kodak Co.                                   5,845,000
    30,000        Lockheed Martin Corp.                               2,685,000
    50,000        Pitney Bowes Inc.                                   3,200,000
     8,000        Primex Technologies, Inc.                             161,000
    16,000        United Technologies Corp.                           1,210,000
--------------------------------------------------------------------------------
                                                                     15,031,000
--------------------------------------------------------------------------------
Transportation -- 2.6%
    10,000        Alexander & Baldwin Inc.                              265,000
    80,000        Union Pacific Corp.                                 5,100,000
--------------------------------------------------------------------------------
                                                                      5,365,000
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1997
================================================================================

                    SMITH BARNEY INCOME AND GROWTH PORTFOLIO

    SHARES                   SECURITY                                   VALUE
================================================================================
Utilities -- 6.7%
   100,000        Brooklyn Union Gas Co.                            $ 2,737,500
    80,000        Dominion Resources, Inc.                            2,750,000
    50,000        EL Paso Natural Gas Co.                             2,906,250
   120,000        Enron Global Power & Pipelines L.L.C.               3,540,000
    80,000        Entergy Corp.                                       1,870,000
--------------------------------------------------------------------------------
                                                                     13,803,750
--------------------------------------------------------------------------------
                  TOTAL COMMON STOCKS
                  (Cost-- $163,055,831)                             187,033,188
================================================================================
PREFERRED STOCKS -- 1.1%
================================================================================
Consumer Staples -- 1.0%
    25,000        Aetna Inc., Class C Shares                          2,125,000
--------------------------------------------------------------------------------
Mining -- 0.1%
     6,000        Freeport-McMoRan Copper & Gold, Inc., Series B        188,250
--------------------------------------------------------------------------------
                  TOTAL PREFERRED STOCKS
                  (Cost-- $2,177,360)                                 2,313,250
================================================================================
   FACE
  AMOUNT                      SECURITY                                VALUE
================================================================================
REPURCHASE AGREEMENT -- 8.7%
$18,053,000       Chase Manhattan Bank, 5.314% due 5/1/97;
                  Proceeds at maturity -- $18,055,665; (Fully
                  collateralized by U.S. Treasury Notes 6.625%
                  due 4/30/02; Market value-- $18,414,072)
                  (Cost-- $18,053,000)                               18,053,000
================================================================================
                  TOTAL INVESTMENTS -- 100%
                  (Cost-- $183,286,191*)                           $207,399,438
================================================================================

                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1997
================================================================================

                            ALLIANCE GROWTH PORTFOLIO

    SHARES                   SECURITY                                   VALUE
================================================================================
COMMON STOCKS -- 96.4%
================================================================================
Aerospace -- 0.4%
   106,000        Loral Space & Communications+                     $ 1,550,250
--------------------------------------------------------------------------------
Airlines -- 2.3%
    11,000        AMR Corp.+                                          1,024,375
   138,000        Continental Airlines, Inc.                          4,381,500
    14,000        Delta Airlines Inc.                                 1,289,750
    36,000        Northwest Airlines+                                 1,404,000
     6,900        United Airlines Corp.+                                513,187
--------------------------------------------------------------------------------
                                                                      8,612,812
--------------------------------------------------------------------------------
Banks -- 6.1%
    77,504        Chase Manhattan Corp.                               7,178,808
    57,000        First Chicago NBD Corp.                             3,206,250
    70,000        First Union Corp.                                   5,880,000
   100,000        NationsBank Corp.                                   6,037,500
--------------------------------------------------------------------------------
                                                                     22,302,558
--------------------------------------------------------------------------------
Commercial Services -- 3.8%
   660,350        CUC International Inc.+                            13,949,894
--------------------------------------------------------------------------------
Computer Services -- 5.1%
    78,000        Applied Magnetics Corp.+                            1,959,750
   280,600        Ceridian Corp.+                                     9,365,025
    68,000        Electronic Data Systems Corp.                       2,269,500
   203,375        Sterling Commerce Inc.+                             5,262,328
--------------------------------------------------------------------------------
                                                                     18,856,603
--------------------------------------------------------------------------------
Diversified Operations -- 0.2%
    26,000        Republic Industries Inc.+                             645,125
--------------------------------------------------------------------------------
Drugs -- 4.7%
    47,000        Biogen Inc.+                                        1,504,000
   113,400        Merck & Co., Inc.                                  10,262,700
    45,000        Pfizer Inc.                                         4,320,000
    16,000        Schering-Plough Corp.                               1,280,000
--------------------------------------------------------------------------------
                                                                     17,366,700
--------------------------------------------------------------------------------
Electronics -- 8.5%
   340,300        Cisco Systems Inc.+                                17,610,525
   176,000        EMC Corp.+                                          6,402,000
   241,600        3Com Corp.+                                         7,006,400
--------------------------------------------------------------------------------
                                                                     31,018,925
--------------------------------------------------------------------------------
Equipment Rental -- 0.3%
    41,000        Hertz Corp., Class A Shares                         1,189,000
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1997
================================================================================

                            ALLIANCE GROWTH PORTFOLIO

    SHARES                   SECURITY                                   VALUE
================================================================================
Financial Services -- 5.2%
   160,000        American Express Co.                              $10,540,000
    51,200        Dean Witter Discover & Co.                          1,958,400
    27,000        Household International Inc.                        2,376,000
   120,050        MBNA Corp.                                          3,961,650
    29,600        Union Acceptance Corp.+                               310,800
--------------------------------------------------------------------------------
                                                                     19,146,850
--------------------------------------------------------------------------------
Hospital Supplies & Services -- 1.7%
    55,300        Medtronic Inc.                                      3,829,525
   102,000        Quest Medical Inc.+                                   612,000
    50,200        St. Jude Medical Inc.+                              1,631,500
--------------------------------------------------------------------------------
                                                                      6,073,025
--------------------------------------------------------------------------------
Insurance -- 7.1%
   267,000        Acceptance Insurance Cos., Inc.+                    5,139,750
    78,450        American International Group Inc.                  10,080,825
   173,000        Nationwide Financial Services, Inc.                 4,584,500
    26,300        PennCorp Financial Group Inc.                         904,062
    16,800        The PMI Group Inc.                                    858,900
    28,000        Progressive Corp.                                   2,131,500
   131,600        Twentieth Century Industries                        2,335,900
--------------------------------------------------------------------------------
                                                                     26,035,437
--------------------------------------------------------------------------------
Medical Products -- 0.8%
    57,400        Boston Scientific Corp.+                            2,769,550
--------------------------------------------------------------------------------
Oil Related -- 6.2%
    49,000        Baker Hughes Inc.                                   1,690,500
    34,600        BJ Services Co.+                                    1,630,525
 1,147,500        Gulf Canada Resources Ltd.+                         9,323,438
    48,900        Halliburton Co.                                     3,453,563
   139,000        Nabors Industries Inc.+                             2,606,250
    45,000        Rowan Cos. Inc.+                                      810,000
    52,000        Transocean Offshore, Inc.                           3,152,500
--------------------------------------------------------------------------------
                                                                     22,666,776
--------------------------------------------------------------------------------
Printing, Publishing & Broadcasting -- 0.4%
    43,400        Argyle Television Inc., Class A Shares+             1,090,425
     9,700        Time Warner Inc.                                      436,500
--------------------------------------------------------------------------------
                                                                      1,526,925
--------------------------------------------------------------------------------
Protection - Safety -- 1.1%
   150,000        ADT Ltd.+                                           4,106,250
--------------------------------------------------------------------------------
Railroads -- 0.4%
    21,723        Union Pacific Corp.                                 1,384,841
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1997
================================================================================

                            ALLIANCE GROWTH PORTFOLIO

    SHARES                   SECURITY                                   VALUE
================================================================================
Real Estate -- 5.9%
   100,000        Arden Realty Group Inc.                           $ 2,487,500
    28,000        Golf Trust of America Inc.                            714,000
   191,300        Humphrey Hospitality Trust, Inc.                    1,817,350
    93,000        JP Realty, Inc.                                     2,359,875
   250,000        Koger Equity Inc.+                                  3,906,250
   131,900        The Macerich Co.                                    3,429,400
   114,000        Prentiss Properties Trust                           2,693,250
    53,000        Spieker Properties, Inc.                            1,848,375
    55,000        Summit Properties, Inc.                             1,086,250
    40,000        Sun Communities, Inc.                               1,280,000
--------------------------------------------------------------------------------
                                                                     21,622,250
--------------------------------------------------------------------------------
Restaurants -- 0.8%
   125,000        American General Hospitality Corp.                  3,078,125
--------------------------------------------------------------------------------
Retail -- 7.0%
   184,100        Autozone Inc.+                                      4,510,450
   358,600        CompUSA Inc.+                                       6,903,050
   136,900        Home Depot, Inc.                                    7,940,200
    67,800        Sears, Roebuck & Co.                                3,254,400
   109,000        Wal-Mart Stores, Inc.                               3,079,250
--------------------------------------------------------------------------------
                                                                     25,687,350
--------------------------------------------------------------------------------
Technology - Computer Software -- 5.7%
    89,900        Cabletron Systems+                                  3,101,550
    60,000        Microsoft Corp.+                                    7,290,000
    72,000        Seagate Technology Inc.+                            3,303,000
   241,700        Sterling Software Inc.+                             7,371,850
--------------------------------------------------------------------------------
                                                                     21,066,400
--------------------------------------------------------------------------------
Technology - Semi-Conductor -- 6.0%
   128,400        Intel Corp.                                        19,661,250
    22,000        Micron Technology Inc.+                               775,500
    69,400        National Semiconductor Corp.+                       1,735,000
--------------------------------------------------------------------------------
                                                                     22,171,750
--------------------------------------------------------------------------------
Telecommunications -- 7.3%
   142,100        Brooks Fiber Properties, Inc.+                      3,090,675
   158,000        Cascade Communications Corp.+                       4,977,000
   275,500        Colt Telecommunications Group PLC ADR+              4,924,563
    60,000        Comcast Corp.                                         945,000
    69,000        Fore Systems Inc.+                                  1,052,250
    38,000        Millicom International Cellular SA+                 1,729,000
   178,500        Tele-Communications Inc., Class A Shares+           2,465,531

                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1997
================================================================================

                            ALLIANCE GROWTH PORTFOLIO

    SHARES                   SECURITY                                   VALUE
================================================================================
Telecommunications -- 7.3% (continued)
   129,787        Tele-Communications Liberty Media Group,
                  Class A Shares+                                   $ 2,441,618
   154,500        Teleport Communications Group Inc.+                 4,403,250
    23,500        United States Cellular Corp.+                         587,500
--------------------------------------------------------------------------------
                                                                     26,616,387
--------------------------------------------------------------------------------
Tobacco -- 2.1%
    81,800        Loews Corp.                                         7,515,375
--------------------------------------------------------------------------------
Utility - Telephone -- 5.5%
    93,800        Telephone & Data Systems Inc.                       3,470,600
   696,060        WorldCom Inc.+                                     16,705,440
--------------------------------------------------------------------------------
                                                                     20,176,040
--------------------------------------------------------------------------------
Wire & Cable Products -- 1.8%
    50,700        Anixter International Inc.+                           722,475
   219,100        Viacom Inc., Non-Voting Class B Shares+             5,860,925
--------------------------------------------------------------------------------
                                                                      6,583,400
--------------------------------------------------------------------------------
                  TOTAL COMMON STOCKS
                  (Cost-- $307,376,716)                             353,718,598
================================================================================
CONVERTIBLE PREFERRED STOCKS -- 0.6%
================================================================================
Drugs -- 0.1%
    24,400        Gensia Pharmaceuticals Inc., Exchangable $3.75        427,000
--------------------------------------------------------------------------------
Utility - Telephone -- 0.5%
    22,000        WorldCom Inc., Exchangable 8.00%                    1,837,000
--------------------------------------------------------------------------------
                  TOTAL CONVERTIBLE PREFERRED STOCKS
                  (Cost-- $1,981,667)                                 2,264,000
================================================================================
   FACE
  AMOUNT                      SECURITY                                VALUE
================================================================================
CONVERTIBLE BONDS -- 2.5%
================================================================================
Computers -- 1.5%
$2,000,000        Applied Magnetic Corp., 7.00% due 3/15/06           3,067,500
 2,905,000        HMT Technology Corp., 5.75% due 1/15/04++           2,374,837
--------------------------------------------------------------------------------
                                                                      5,442,337
--------------------------------------------------------------------------------
Electronics -- 1.0%
 1,120,000        Altera Corp., 5.75% due 6/15/02++                   2,252,600
 1,300,000        3Com Corp., 10.25% due 11/1/01                      1,469,000
--------------------------------------------------------------------------------
                                                                      3,721,600
--------------------------------------------------------------------------------
                  TOTAL CONVERTIBLE BONDS
                  (Cost-- $9,928,042)                                 9,163,937
================================================================================

                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1997
================================================================================

                            ALLIANCE GROWTH PORTFOLIO

   FACE
  AMOUNT                      SECURITY                                VALUE
================================================================================
SHORT-TERM INVESTMENT -- 0.5%
$1,700,000        Federal Home Loan Mortgage Corp.
                  Discount Note, 5.30% due 5/1/97
                  (Cost -- $1,700,000)                             $  1,700,000
================================================================================
                  TOTAL INVESTMENTS -- 100%
                  (Cost-- $320,986,425*)                           $366,846,535
================================================================================

                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1997
================================================================================

                VAN KAMPEN AMERICAN CAPITAL ENTERPRISE PORTFOLIO

    SHARES                   SECURITY                                   VALUE
================================================================================
COMMON STOCKS -- 90.5%
================================================================================
Advertising -- 1.1%
    29,300        Omnicom Group Inc.                                 $1,552,900
--------------------------------------------------------------------------------
Aircraft & Aerospace -- 3.3%
    14,700        Allied Signal, Inc.                                 1,062,075
     7,500        Boeing Co.+                                           739,687
    14,000        Textron, Inc.                                       1,559,250
    18,300        United Technologies Corp.+                          1,383,938
--------------------------------------------------------------------------------
                                                                      4,744,950
--------------------------------------------------------------------------------
Automotive -- 0.3%
    14,800        Chrysler Corp.                                        444,000
--------------------------------------------------------------------------------
Banking - Major -- 3.9%
    20,700        Bank of Boston Corp.                                1,505,925
    16,100        BankAmerica Corp.                                   1,881,687
    15,400        Chase Manhattan Corp.                               1,426,425
     7,500        Citicorp                                              844,688
--------------------------------------------------------------------------------
                                                                      5,658,725
--------------------------------------------------------------------------------
Broadcast Media and Cable Television -- 0.8%
    34,850        Evergreen Media Corp., Class A Shares+              1,128,269
--------------------------------------------------------------------------------
Chemicals -- 2.6%
     9,800        BetzDearborn Inc.                                     627,200
    28,800        Cytec Industries, Inc.+                             1,083,600
    40,800        Praxair, Inc.                                       2,106,300
--------------------------------------------------------------------------------
                                                                      3,817,100
--------------------------------------------------------------------------------
Commercial Services -- 0.3%
    27,025        Accustaff Inc.+                                       493,206
--------------------------------------------------------------------------------
Communications -- 0.6%
    20,300        Ascend Communications Co.+                            928,725
--------------------------------------------------------------------------------
Consumer Non-Durables -- 1.0%
     7,600        Procter & Gamble Co.                                  955,700
     6,500        Ralston-Ralston Purina Group+                         535,438
--------------------------------------------------------------------------------
                                                                      1,491,138
--------------------------------------------------------------------------------
Consumer Services -- 1.2%
    49,500        Service Corp.                                       1,695,375
--------------------------------------------------------------------------------
Electrical Products -- 1.0%
    24,600        Tyco International Ltd.                             1,500,600
--------------------------------------------------------------------------------
Electronics - Semiconductors/Components -- 1.4%
    21,600        Adaptec Inc.+                                         799,200
    25,200        Read-Rite Corp.+                                      652,050
    13,700        Seagate Technology, Inc.+                             628,488
--------------------------------------------------------------------------------
                                                                      2,079,738
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1997
================================================================================

                VAN KAMPEN AMERICAN CAPITAL ENTERPRISE PORTFOLIO

    SHARES                   SECURITY                                   VALUE
================================================================================
Energy - Oil & Gas -- 2.3%
    17,600        Apache Corp.                                       $  598,400
    26,400        Exxon Corp.                                         1,494,900
    11,300        Texaco, Inc.                                        1,192,150
--------------------------------------------------------------------------------
                                                                      3,285,450
--------------------------------------------------------------------------------
Energy - Oilfield Services -- 2.0%
    17,600        Baker Hughes, Inc.                                    607,200
     7,300        Schlumberger Ltd.+                                    808,475
    18,300        Smith International, Inc.+                            866,963
    14,950        The Williams Cos., Inc.                               655,931
--------------------------------------------------------------------------------
                                                                      2,938,569
--------------------------------------------------------------------------------
Environmental Production/Services -- 1.8%
    29,800        USA Waste Service, Inc.+                              975,950
    45,900        United Waste Systems, Inc.+                         1,549,125
--------------------------------------------------------------------------------
                                                                      2,525,075
--------------------------------------------------------------------------------
Financial Services -- 6.3%
    30,275        Aames Financial Corp.                                 465,478
    83,800        Fannie Mae                                          3,446,275
    11,100        First Bank Systems, Inc.                              851,925
    39,400        FirstPlus Financial Group, Inc.+                      871,725
    39,400        Green Tree Financial Corp.                          1,167,225
     7,800        Merrill Lynch & Co., Inc.                             742,950
    13,900        Money Store, Inc.                                     300,588
     2,900        Raychem Corp.                                         187,050
     9,000        Student Loan Marketing Association                  1,064,250
--------------------------------------------------------------------------------
                                                                      9,097,466
--------------------------------------------------------------------------------
Healthcare - Biotech -- 1.1%
    19,200        Amgen, Inc.+                                        1,130,400
    16,100        ESC Medical Systems, Ltd.+                            432,687
--------------------------------------------------------------------------------
                                                                      1,563,087
--------------------------------------------------------------------------------
Healthcare - Hospital/Medical Services -- 5.9%
    10,000        Columbia HCA Healthcare Corp.                         350,000
    29,312        Health Management Association, Inc.+                  784,096
    62,500        HealthSouth Rehabilitation Corp.+                   1,234,375
    26,500        Lincare Holdings, Inc.+                             1,040,125
    10,000        Pacificare Health Systems, Inc.+                      802,500
    25,800        Renal Treatment Centers, Inc.+                        557,925
    18,400        Tenet Healthcare Corp.+                               478,400
    25,200        Universal Health Services Inc., Class B Shares+       954,450
    20,100        Vencor Inc.+                                          836,663
    34,500        Wellpoint Health Networks,Inc.+                     1,457,625
--------------------------------------------------------------------------------
                                                                      8,496,159
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1997
================================================================================

                VAN KAMPEN AMERICAN CAPITAL ENTERPRISE PORTFOLIO

    SHARES                   SECURITY                                   VALUE
================================================================================
Healthcare - Pharmaceuticals -- 7.8%
    39,100        Bristol-Myers Squibb Co.                          $ 2,561,050
    23,000        Johnson & Johnson                                   1,408,750
    28,700        Merck & Co., Inc.                                   2,597,350
    23,700        Pfizer, Inc.                                        2,275,200
    20,200        Schering-Plough Corp.                               1,616,000
    24,000        Watson Pharmaceuticals, Inc.+                         858,000
--------------------------------------------------------------------------------
                                                                     11,316,350
--------------------------------------------------------------------------------
Hotels/Motels -- 1.1%
    25,200        Hilton Hotels Corp.                                   680,400
    39,200        La Quinta Inns Inc.                                   857,500
--------------------------------------------------------------------------------
                                                                      1,537,900
--------------------------------------------------------------------------------
Insurance -- 5.9%
    10,400        AMBAC Inc.+                                           673,400
    30,300        CMAC Investment Corp.                               1,151,400
    92,300        Conseco, Inc.                                       3,818,912
    11,100        MGIC Investment Corp.                                 901,875
    19,500        Penncorp Financial Group, Inc.                        670,313
    28,000        SunAmerica, Inc.                                    1,288,000
--------------------------------------------------------------------------------
                                                                      8,503,900
--------------------------------------------------------------------------------
Manufacturing -- 1.2%
    13,200        Cummins Engine Co., Inc.+                             740,850
    10,000        Illinois Tool Works Co.                               913,750
--------------------------------------------------------------------------------
                                                                      1,654,600
--------------------------------------------------------------------------------
Newspapers -- 1.4%
    10,000        E.W. Scripps Co., Class A Shares                      380,000
     5,800        Gannett Inc.+                                         506,050
    22,200        New York Times Co., Class A Shares                    960,150
     3,200        Tribune Co.+                                          140,400
--------------------------------------------------------------------------------
                                                                      1,986,600
--------------------------------------------------------------------------------
Retail - Department/Discount -- 3.6%
    19,400        Consolidated Stores Corp.+                            776,000
    20,200        Dayton Hudson Corp.+                                  909,000
    35,200        Ross Stores, Inc.                                     990,000
    28,100        Sears, Roebuck & Co.                                1,348,800
    24,300        TJX Co.                                             1,148,175
--------------------------------------------------------------------------------
                                                                      5,171,975
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1997
================================================================================

                VAN KAMPEN AMERICAN CAPITAL ENTERPRISE PORTFOLIO

    SHARES                   SECURITY                                   VALUE
================================================================================
Retail - Food/Drugs -- 5.5%
    26,800        American Stores Co.                                $1,219,400
    19,000        Boston Chicken, Inc.+                                 453,625
    21,200        CVS Corp.                                           1,052,050
    25,200        General Nutrition Co.+                                541,800
    52,500        Kroger, Inc.+                                       1,443,750
    70,997        Safeway, Inc.+                                      3,168,263
--------------------------------------------------------------------------------
                                                                      7,878,888
--------------------------------------------------------------------------------
Retail - Specialty -- 4.1%
    16,100        Bed Bath & Beyond, Inc.+                              440,737
    29,400        Compuware Corp.+                                    1,109,850
    14,900        Home Depot, Inc.+                                     864,200
    21,200        Liz Claiborne, Inc.                                   959,300
    20,200        Lowes Cos., Inc.                                      767,600
    21,100        Nautica Enterprises, Inc.+                            466,838
    20,200        Tiffany & Co.                                         800,425
    12,600        Tommy Hilfiger Corp.+                                 500,850
--------------------------------------------------------------------------------
                                                                      5,909,800
--------------------------------------------------------------------------------
Technology - Computer Software -- 3.5%
    63,600        BMC Software, Inc.+                                 2,750,700
    16,300        CHS Electronics, Inc.+                                309,700
    31,225        Cadence Design Systems, Inc.+                         999,200
     8,400        Microsoft Corp.+                                    1,020,600
--------------------------------------------------------------------------------
                                                                      5,080,200
--------------------------------------------------------------------------------
Technology - Computers & Office Equipment -- 5.7%
    21,700        Compaq Computer Corp.+                              1,852,637
     8,400        Dell Computer Corp.+                                  702,975
     9,800        Gateway 2000 Inc.+                                    537,775
     5,200        International Business Machine Corp.+                 835,900
    12,100        Lear Corp.+                                           432,575
    15,100        Sanmina Corp.+                                        755,000
    18,300        SCI Systems Inc.+                                   1,130,025
    44,300        Sun Microsystems, Inc.+                             1,276,394
    30,100        US Office Products Co.+                               767,550
--------------------------------------------------------------------------------
                                                                      8,290,831
--------------------------------------------------------------------------------
Technology - Semiconductors -- 4.7%
    16,100        Altera Corp.+                                         797,956
    17,466        Analog Devices, Inc.+                                 467,215
    13,600        BMC Industries Inc.                                   394,400
    12,500        Intel Corp.                                         1,914,063
    27,200        LSI Logic Corp.+                                    1,040,400
    13,700        Linear Technology Co.                                 688,425
    11,400        Micron Technology Inc.+                               401,850
    20,200        National Semiconductor Corp.+                         505,000

                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1997
================================================================================

                VAN KAMPEN AMERICAN CAPITAL ENTERPRISE PORTFOLIO

    SHARES                   SECURITY                                   VALUE
================================================================================
Technology - Semiconductors -- 4.7% (continued)
     6,000        Texas Instruments Inc.                             $  535,500
--------------------------------------------------------------------------------
                                                                      6,744,809
--------------------------------------------------------------------------------
Technology - Telecommunications Equipment -- 3.5%
    32,100        ADC Telecommunications Inc.+                          838,612
    31,200        Aspect Telecommunications Corp.+                      553,800
    12,600        Lucent Technologies Inc.                              744,975
    10,000        Nokia Corp. ADR                                       646,250
    17,700        PairGain Technologies, Inc.+                          460,200
    49,800        Scientific-Atlanta Inc.+                              796,800
    25,800        Tellabs, Inc.+                                      1,028,775
--------------------------------------------------------------------------------
                                                                      5,069,412
--------------------------------------------------------------------------------
Tobacco -- 4.4%
   161,400        Philip Morris Cos., Inc.                            6,355,125
--------------------------------------------------------------------------------
Utilities - Telephone -- 1.2%
    13,800        Cincinnati Bell, Inc.                                 772,800
    37,900        WorldCom, Inc.+                                       909,600
--------------------------------------------------------------------------------
                                                                      1,682,400
--------------------------------------------------------------------------------
                    TOTAL COMMON STOCKS
                    (Cost-- $111,809,119)                           130,623,322
================================================================================
   FACE
  AMOUNT                      SECURITY                                VALUE
================================================================================
SHORT-TERM INVESTMENTS -- 9.5%
$1,150,000        U.S. Treasury Bill, 4.850% due 5/1/97               1,150,000
 1,895,000        U.S. Treasury Bill, 4.890% due 5/8/97               1,893,198
   130,000        U.S. Treasury Bill, 4.730% due 5/22/97                129,641
   615,000        U.S. Treasury Bill, 4.980% due 5/22/97                613,213
 1,400,000        U.S. Treasury Bill, 5.080% due 5/29/97              1,394,468
   820,000        U.S. Treasury Bill, 5.000% due 6/12/97                815,217
 1,330,000        U.S. Treasury Bill, 4.940% due 6/26/97              1,319,780
 5,720,000        U.S. Treasury Bill, 5.035% due 6/26/97              5,675,200
   290,000        U.S. Treasury Bill, 5.060% due 6/26/97                287,717
   450,000        U.S. Treasury Bill, 5.150% due 6/26/97                444,593
--------------------------------------------------------------------------------
                  TOTAL SHORT-TERM INVESTMENTS
                  (Cost-- $13,723,027)                               13,723,027
================================================================================
                  TOTAL INVESTMENTS -- 100%
                  (Cost-- $125,532,146*)                           $144,346,349
================================================================================

+    Non-income producing security.
++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
*    Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

================================================================================
Statements of Assets and Liabilities (unaudited)                  April 30, 1997
================================================================================

                                                                                                                        Van Kampen
                                                                                    Smith Barney                         American
                                                                                       Income           Alliance          Capital
                                                                                     and Growth          Growth         Enterprise
                                                                                      Portfolio         Portfolio        Portfolio
====================================================================================================================================

ASSETS:
  Investments, at value
    (Cost -- $183,286,191, $320,986,425
    and $125,532,146, respectively)                                                 $207,399,438      $366,846,535      $144,346,349

  Cash                                                                                       662            18,541             4,738

  Receivable for securities sold                                                            --                --           1,633,919

  Dividends and interest receivable                                                      218,507           359,322            83,298

------------------------------------------------------------------------------------------------------------------------------------

  Total Assets                                                                       207,618,607       367,224,398       146,068,304

------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES:
  Payable for securities purchased                                                     1,229,220         1,624,719         9,207,188

  Management fees payable                                                                119,952           226,611           256,635

  Accrued expenses                                                                        36,006            55,418            39,386

------------------------------------------------------------------------------------------------------------------------------------

  Total Liabilities                                                                    1,385,178         1,906,748         9,503,209

------------------------------------------------------------------------------------------------------------------------------------

Total Net Assets                                                                    $206,233,429      $365,317,650      $136,565,095

====================================================================================================================================

NET ASSETS:
  Par value of capital shares                                                       $        128      $        226      $         82

  Capital paid in excess of par value                                                172,358,650       315,770,917       112,878,254

  Undistributed net investment income                                                  1,981,788           542,109           286,110

  Accumulated net realized gain on
    security transactions                                                              7,779,616         3,144,288         4,586,446

  Net unrealized appreciation of investments                                          24,113,247        45,860,110        18,814,203

------------------------------------------------------------------------------------------------------------------------------------

Total Net Assets                                                                    $206,233,429      $365,317,650      $136,565,095

====================================================================================================================================

Shares Outstanding                                                                    12,761,908        22,614,192         8,238,242

------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value                                                                           $16.16            $16.15            $16.58

------------------------------------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.

================================================================================
Statements of Operations (unaudited)
================================================================================

For the Six Months Ended April 30, 1997
                                                                                                                        Van Kampen
                                                                             Smith Barney                                American
                                                                                Income              Alliance              Capital
                                                                              and Growth             Growth             Enterprise
                                                                               Portfolio            Portfolio            Portfolio
====================================================================================================================================

INVESTMENT INCOME:
  Dividends                                                                  $  2,256,029         $  1,568,213          $    599,208

  Interest                                                                        329,450              431,765               204,042

  Less: Foreign withholding tax                                                      --                 (9,822)                 --
------------------------------------------------------------------------------------------------------------------------------------

  Total Investment Income                                                       2,585,479            1,990,156               803,250

------------------------------------------------------------------------------------------------------------------------------------

EXPENSES:
  Management fees (Note 2)                                                        559,628            1,365,678               428,938

  Registration fees                                                                13,144                 --                    --
  Audit and legal                                                                   8,444                8,670                 7,439

  Shareholder communications                                                        5,935               14,712                 5,455

  Directors' fees                                                                   4,781                8,178                 3,224

  Shareholder and system servicing fees                                             3,817                2,823                 3,075

  Custody                                                                           3,522               14,105                17,648

  Other                                                                             2,226                1,173                 1,984

------------------------------------------------------------------------------------------------------------------------------------

  Total Expenses                                                                  601,497            1,415,339               467,763

------------------------------------------------------------------------------------------------------------------------------------

Net Investment Income                                                           1,983,982              574,817               335,487

------------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTE 3):
  Realized Gain From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                                                        47,464,687           98,978,173            48,394,843

    Cost of securities sold                                                    39,679,094           95,785,535            43,403,142

------------------------------------------------------------------------------------------------------------------------------------

  Net Realized Gain                                                             7,785,593            3,192,638             4,991,701

------------------------------------------------------------------------------------------------------------------------------------

  Change in Net Unrealized Appreciation
  of Investments:
    Beginning of period                                                        16,161,270           43,237,671            15,381,147

    End of period                                                              24,113,247           45,860,110            18,814,203

------------------------------------------------------------------------------------------------------------------------------------

  Increase in Net Unrealized Appreciation                                       7,951,977            2,622,439             3,433,056

------------------------------------------------------------------------------------------------------------------------------------

Net Gain on Investments                                                        15,737,570            5,815,077             8,424,757

------------------------------------------------------------------------------------------------------------------------------------

Increase in Net Assets From Operations                                       $ 17,721,552         $  6,389,894          $  8,760,244

====================================================================================================================================


                       See Notes to Financial Statements.

================================================================================
Statements of Changes in Net Assets
================================================================================

For the Six Months Ended April 30, 1997 (unaudited) and the Year Ended October 31, 1996

Smith Barney Income and Growth Portfolio               1997             1996
================================================================================
OPERATIONS:
  Net investment income                            $ 1,983,982    $   2,046,618
  Net realized gain                                  7,785,593        1,773,083
  Increase in net unrealized appreciation            7,951,977       13,610,166
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations            17,721,552       17,429,867
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                             (1,809,911)        (735,738)
  Net realized gains                                (1,779,060)        (199,857)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
     Distributions to Shareholders                  (3,588,971)        (935,595)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares                  51,102,949       82,911,406
  Net asset value of shares issued
     for reinvestment of dividends                   3,588,971          935,595
  Cost of shares reacquired                         (1,303,391)        (992,481)
--------------------------------------------------------------------------------
  Increase in Net Assets From
     Fund Share Transactions                        53,388,529       82,854,520
--------------------------------------------------------------------------------
Increase in Net Assets                              67,521,110       99,348,792
NET ASSETS:
  Beginning of period                              138,712,319       39,363,527
--------------------------------------------------------------------------------
  End of period*                                  $206,233,429     $138,712,319
================================================================================
* Includes undistributed net investment income of:  $1,981,788       $1,807,717
================================================================================

                       See Notes to Financial Statements.

================================================================================
Statements of Changes in Net Assets (continued)
================================================================================

For the Six Months Ended April 30, 1997 (unaudited) and the Year Ended October 31, 1996

Alliance Growth Portfolio                              1997             1996
================================================================================
OPERATIONS:
   Net investment income                          $    574,817     $    806,429
   Net realized gain                                 3,192,638       11,897,595
   Increase in net unrealized appreciation           2,622,439       34,972,974
--------------------------------------------------------------------------------
   Increase in Net Assets From Operations            6,389,894       47,676,998
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                              (386,436)        (966,222)
   Net realized gains                              (12,018,154)      (3,357,984)
--------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                 (12,404,590)      (4,324,206)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
   Net proceeds from sale of shares                 66,641,330      137,418,319
   Net asset value of shares issued
     for reinvestment of dividends                  12,404,590        4,324,206
   Cost of shares reacquired                        (2,309,460)      (2,072,279)
--------------------------------------------------------------------------------
   Increase in Net Assets From
     Fund Share Transactions                        76,736,460      139,670,246
--------------------------------------------------------------------------------
Increase in Net Assets                              70,721,764      183,023,038
NET ASSETS:
   Beginning of period                             294,595,886      111,572,848
--------------------------------------------------------------------------------
   End of period*                                 $365,317,650     $294,595,886
================================================================================
* Includes undistributed net investment income of:    $542,109         $353,728
================================================================================

                       See Notes to Financial Statements.

================================================================================
Statements of Changes in Net Assets (continued)
================================================================================

For the Six Months Ended April 30, 1997 (unaudited) and the Year Ended October 31, 1996

Van Kampen American Capital Enterprise Portfolio       1997             1996
================================================================================
OPERATIONS:
   Net investment income                          $    335,487     $    367,123
   Net realized gain (loss)                          4,991,701         (286,655)
   Increase in net unrealized appreciation           3,433,056       14,042,324
--------------------------------------------------------------------------------
   Increase in Net Assets From Operations            8,760,244       14,122,792
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                              (361,911)        (141,540)
   Net realized gains                                        --      (1,367,253)
--------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                    (361,911)      (1,508,793)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
   Net proceeds from sale of shares                 25,730,031       57,624,883
   Net asset value of shares issued
     for reinvestment of dividends                     361,911        1,508,793
   Cost of shares reacquired                        (1,616,309)        (503,508)
--------------------------------------------------------------------------------
   Increase in Net Assets From
     Fund Share Transactions                        24,475,633       58,630,168
--------------------------------------------------------------------------------
Increase in Net Assets                              32,873,966       71,244,167
NET ASSETS:
   Beginning of period                             103,691,129       32,446,962
--------------------------------------------------------------------------------
   End of period*                                 $136,565,095     $103,691,129
================================================================================
*  Includes undistributed net investment income of:   $286,110         $312,534
================================================================================

                       See Notes to Financial Statements.

================================================================================
Notes to Financial Statements (unaudited)
================================================================================

     1. SIGNIFICANT ACCOUNTING POLICIES

     The Smith Barney Income and Growth, Alliance Growth and Van Kampen American Capital Enterprise Portfolios ("Portfolio(s)") are separate investment portfolios of the Travelers Series Fund Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of these Portfolios and nine other separate investment portfolios: AIM Capital Appreciation, Smith Barney International Equity, Smith Barney Pacific Basin, TBC Managed Income, Putnam Diversified Income, GT Global Strategic Income, Smith Barney High Income, MFS Total Return and Smith Barney Money Market Portfolios. Shares of the Fund are offered only to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate semi-annual reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government agencies and obligations are valued at the mean between bid and ask prices; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolios determine the existence of a dividend declaration after exercising reasonable due diligence;
(e) interest income is recorded on an accrual basis; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 1996, reclassifications were made to the capital accounts of the Alliance Growth and Van Kampen American Capital Enterprise Portfolios to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of undistributed net investment

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

income amounting to $58 has been reclassified to paid-in capital for the Alliance Growth Portfolio. Net investment income, net realized gains and net assets were not affected by this change; (j) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATED PERSONS

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as the investment manager of the Smith Barney Income and Growth Portfolio ("SBIG"). Travelers Investment Adviser, Inc. ("TIA"), an affiliate of SBMFM, acts as the investment manager of the Alliance Growth ("AGP") and the Van Kampen American Capital Enterprise ("VKACEP") Portfolios. SBIG pays SBMFM a management fee calculated at an annual rate of 0.65% of the average daily net assets of the Portfolio. AGP and VKACEP pay TIA a management fee calculated at an annual rate of 0.80% and 0.70%, respectively, of the average daily net assets of each Portfolio. These fees are calculated daily and paid monthly.

     TIA has entered into sub-advisory agreements with Alliance Capital Management L.P. ("Alliance Capital") and Van Kampen American Capital Asset Management, Inc. ("VKAC"). Pursuant to each sub-advisory agreement, Alliance Capital and VKAC are responsible for the day-to-day portfolio operations and investment decisions and are compensated for such service at the annual rate of 0.375% and 0.325% of the average daily net assets of AGP and VKACEP, respectively. These fees are calculated daily and paid monthly.

     TIA has entered into a sub-administrative services agreement with SBMFM. TIA pays SBMFM, as sub-administrator, a fee calculated at an annual rate of 0.10% of the average daily net assets of AGP and VKACEP.

     SBMFM provides certain administrative services, including overseeing the Portfolio's non-investment operations and its relations with other service providers and providing executive and other officers to the Portfolios.

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

     Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Fund shares. For the six months ended April 30, 1997, SB received brokerage commissions of $87,310.

     All officers and one Director of the Fund are employees of SB.

     3. INVESTMENTS

     During the six months ended April 30, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were:

                                                                    Van Kampen
                                Smith Barney                         American
                                 Income and        Alliance           Capital
                                   Growth           Growth          Enterprise
================================================================================
Purchases                       $96,217,219     $173,487,878      $69,062,431
--------------------------------------------------------------------------------
Sales                            47,464,687       98,978,173       48,394,843
================================================================================

     At April 30, 1997, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                    Van Kampen
                                Smith Barney                         American
                                 Income and        Alliance           Capital
                                   Growth           Growth          Enterprise
================================================================================
Gross unrealized appreciation   $26,302,813     $ 63,383,257      $20,986,090
Gross unrealized depreciation    (2,189,566)     (17,523,147)      (2,171,887)
--------------------------------------------------------------------------------
Net unrealized appreciation     $24,113,247     $ 45,860,110      $18,814,203
================================================================================

     4. REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     5. FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolios' basis in the contract. The Portfolios except SBIG enter into such contracts to hedge a portion of their portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

     As of April 30, 1997, AGP and VKACEP had no open futures contracts.

     6. OPTIONS CONTRACTS

     Premiums paid when put or call options are purchased by the Portfolios except SBIG represent investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into a closing sales transaction, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

     As of April 30, 1997, AGP and VKACEP had no open purchased put or call option contracts.

     When the Portfolios write a covered call or put option, an amount equal to the premium received by the Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain equal to the amount of the premium received. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolios purchased upon exercise. When written index options are exercised, settlement is made in cash.

     The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of a loss if the market price of the underlying security declines.

     During the period ended April 30, 1997, the Portfolios did not write any options.

     7. LENDING OF PORTFOLIO SECURITIES

     The Portfolios except VKACEP have an agreement with their custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations, and receives a lender's fee, which is shared 60% by the Portfolios and 40% by the custodian. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary between 2% and 5% depending on the type of securities loaned. The custodian establishes and maintains the collateral in segregated accounts. The Portfolios maintain exposure for the risk of any losses in the investment of amounts received as collateral.

     As of April 30, 1997, there were no securities on loan.

     8. CAPITAL SHARES

     At April 30, 1997, the Fund had six billion shares authorized with a par value of $0.00001 per share. Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each other share of the same Portfolio and has an equal entitlement to any dividends and distributions made by the Portfolio.

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

     Transactions in shares of each Portfolio were as follows:

                                         Six Months Ended        Year Ended
                                          April 30, 1997      October 31, 1996
================================================================================
Smith Barney Income and Growth
Shares sold                                3,261,656             6,099,448
Shares issued on reinvestment                235,342                72,831
Shares redeemed                              (83,568)              (71,100)
--------------------------------------------------------------------------------
Net Increase                               3,413,430             6,101,179
================================================================================
Alliance Growth
Shares sold                                3,950,488             9,488,140
Shares issued on reinvestment                734,869               322,568
Shares redeemed                             (143,673)             (142,507)
--------------------------------------------------------------------------------
Net Increase                               4,541,684             9,668,201
================================================================================
Van Kampen American Capital Enterprise
Shares sold                                1,569,601             4,145,450
Shares issued on reinvestment                 22,619               117,704
Shares redeemed                              (98,675)              (35,328)
--------------------------------------------------------------------------------
Net Increase                               1,493,545             4,227,826
================================================================================

     9. CAPITAL LOSS CARRYFORWARD

     At October 31, 1996, VKACEP had, for Federal income tax purposes, approximately $367,000 of capital loss carryforwards available to offset future realized gains expiring October 31, 2004. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

================================================================================
Financial Highlights
================================================================================

For a share of capital stock outstanding throughout each period:

Smith Barney Income and Growth Portfolio                          1997(1)               1996               1995              1994(2)

====================================================================================================================================

Net Asset Value, Beginning of Period                            $14.84                $12.12             $10.14            $10.00
------------------------------------------------------------------------------------------------------------------------------------

Income From Operations:
  Net investment income (3)                                       0.14                  0.32               0.28              0.11
  Net realized and unrealized gain                                1.53                  2.62               1.76              0.03
------------------------------------------------------------------------------------------------------------------------------------

Total Income From Operations                                      1.67                  2.94               2.04              0.14
------------------------------------------------------------------------------------------------------------------------------------

Less Distributions From:
  Net investment income                                          (0.18)                (0.17)             (0.06)               --
  Net realized gains                                             (0.17)                (0.05)                --                --
------------------------------------------------------------------------------------------------------------------------------------

Total Distributions                                              (0.35)                (0.22)             (0.06)               --
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of Period                                  $16.16                $14.84             $12.12            $10.14
------------------------------------------------------------------------------------------------------------------------------------

Total Return                                                     11.39%++              24.55%             20.21%             1.40%++

------------------------------------------------------------------------------------------------------------------------------------

Net Assets, End of Period (000s)                              $206,233              $138,712            $39,364            $6,377
------------------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets:
  Expenses (3)                                                    0.70%+                0.73%              0.73%             0.73%+
  Net investment income                                           2.30+                 2.35               2.70              2.82+
------------------------------------------------------------------------------------------------------------------------------------

Portfolio Turnover Rate                                             29%                   32%                38%                2%
------------------------------------------------------------------------------------------------------------------------------------

Average commissions per share
  paid on equity transactions (4)                                $0.06                 $0.06              $0.07                --
====================================================================================================================================


(1)  For the six months ended April 30, 1997 (unaudited).
(2) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.
(3) The Manager has waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the Manager has reimbursed the Portfolio for $13,120 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share decreases in net investment income and the ratios of expenses to average net assets would have been as follows:

                                                   Expense Ratios
                        Per Share Decreases      Without Fee Waivers
                     in Net Investment Income     and Reimbursement
                     ------------------------     -----------------
         1995                 $0.02                    0.94%
         1994                  0.05                    2.08+

(4) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

================================================================================
Financial Highlights (continued)
================================================================================

For a share of capital stock outstanding throughout each period:

Alliance Growth Portfolio                                         1997(1)               1996               1995              1994(2)

====================================================================================================================================

Net Asset Value, Beginning of Period                            $16.30                $13.28             $10.65            $10.00
------------------------------------------------------------------------------------------------------------------------------------

Income From Operations:
  Net investment income (3)                                       0.02                  0.04               0.14              0.06
  Net realized and unrealized gain                                0.47                  3.39               2.61              0.59
------------------------------------------------------------------------------------------------------------------------------------

Total Income From Operations                                      0.49                  3.43               2.75              0.65
------------------------------------------------------------------------------------------------------------------------------------

Less Distributions From:
  Net investment income                                          (0.02)                (0.09)             (0.02)               --
  Net realized gains                                             (0.62)                (0.32)             (0.10)               --
------------------------------------------------------------------------------------------------------------------------------------

Total Distributions                                              (0.64)                (0.41)             (0.12)               --
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of Period                                  $16.15                $16.30             $13.28            $10.65
------------------------------------------------------------------------------------------------------------------------------------

Total Return                                                      2.85%++              26.55%             26.18%             6.50%++

------------------------------------------------------------------------------------------------------------------------------------

Net Assets, End of Period (000s)                              $365,318              $294,596           $111,573           $17,086
------------------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets:
  Expenses (3)                                                    0.83%+                0.87%              0.90%             0.88%+
  Net investment income                                           0.34+                 0.39               1.24              1.47+
------------------------------------------------------------------------------------------------------------------------------------

Portfolio Turnover Rate                                             29%                   88%                78%               37%
------------------------------------------------------------------------------------------------------------------------------------

Average commissions per share
  paid on equity transactions (4)                                $0.05                 $0.05              $0.06                --
====================================================================================================================================


(1)  For the six months ended April 30, 1997 (unaudited).
(2) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.
(3) The Manager has waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the Manager has reimbursed the Portfolio for $3,500 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share decreases in net investment income and the ratios of expenses to average net assets would have been as follows:

                                                   Expense Ratios
                        Per Share Decreases      Without Fee Waivers
                     in Net Investment Income     and Reimbursement
                     ------------------------     -----------------
         1995                 $0.01                    0.97%
         1994                  0.03                    1.76+

(4) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

================================================================================
Financial Highlights (continued)
================================================================================

For a share of capital stock outstanding throughout each period:

Van Kampen American
Capital Enterprise Portfolio                                      1997(1)               1996               1995              1994(2)

====================================================================================================================================

Net Asset Value, Beginning of Period                            $15.37                $12.89             $10.38            $10.00
------------------------------------------------------------------------------------------------------------------------------------

Income From Operations:
  Net investment income (3)                                       0.04                  0.05               0.03              0.03
  Net realized and unrealized gain                                1.22                  2.87               2.53              0.35
------------------------------------------------------------------------------------------------------------------------------------

Total Income From Operations                                      1.26                  2.92               2.56              0.38
------------------------------------------------------------------------------------------------------------------------------------

Less Distributions From:
  Net investment income                                          (0.05)                (0.04)             (0.02)               --
  Net realized gains                                                --                 (0.40)             (0.03)               --
------------------------------------------------------------------------------------------------------------------------------------

Total Distributions                                              (0.05)                (0.44)             (0.05)               --
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of Period                                  $16.58                $15.37             $12.89            $10.38
------------------------------------------------------------------------------------------------------------------------------------

Total Return                                                      8.21%++              23.35%             24.74%             3.80%++

------------------------------------------------------------------------------------------------------------------------------------

Net Assets, End of Period (000s)                              $136,565              $103,691            $32,447            $5,734
------------------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets:
  Expenses (3)                                                    0.77%+                0.83%              0.88%             0.84%+
  Net investment income                                           0.55+                 0.53               0.65              0.79+
------------------------------------------------------------------------------------------------------------------------------------

Portfolio Turnover Rate                                             42%                  112%               180%               55%
------------------------------------------------------------------------------------------------------------------------------------

Average commissions per share
  paid on equity transactions (4)                                $0.06                 $0.06              $0.05                --
====================================================================================================================================


(1)  For the six months ended April 30, 1997 (unaudited).
(2) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.
(3) The Manager has waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the Manager has reimbursed the Portfolio for $19,007 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share decreases in net investment income and the ratios of expenses to average net assets would have been as follows:

                                                   Expense Ratios
                        Per Share Decreases      Without Fee Waivers
                     in Net Investment Income     and Reimbursement
                     ------------------------     -----------------
         1995                 $0.06                    1.26%
         1994                  0.07                    2.66+

(4) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

Travelers Series                                                   SMITH BARNEY
Fund Inc.                                                          ------------

                                               A Member of TravelersGroup[LOGO]

Directors                             Investment Managers
Victor K. Atkins                      Smith Barney Mutual Funds
A.E. Cohen                               Management Inc. and
Robert A. Frankel                     Travelers Investment Adviser, Inc.
Rainer Greeven
Susan M. Heilbron                     Distributor
Heath B. McLendon, Chairman           Smith Barney Inc.
James M. Shuart
                                      Custodian
Officers                              PNC Bank, N.A.
Heath B. McLendon
Chief Executive Officer               Annuity Administration
                                      Travelers Annuity Investor Services
Lewis E. Daidone                      5 State House Square
Senior Vice President and Treasurer   1 Tower Square
                                      Hartford, CT 06183
John C. Bianchi
Vice President                        This report is submitted for the general
                                      information of the shareholders of
James B. Conheady                     Travelers Series Fund Inc. It is not
Vice President                        authorized for distribution to prospective
                                      investors unless accompanied or
Martin Hanley                         preceded by a current Prospectus for the
Vice President                        Fund, which contains information
                                      concerning the Fund's investment
Jeffrey J. Russell                    policies and expenses as well as other
Vice President                        pertinent information.

Bruce D. Sargent
Vice President                        Travelers Series Fund Inc.
                                      388 Greenwich Street
Phyllis Zahorodny                     New York, New York 10013
Vice President

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary


                                      IN0801 6/97



SEMI-ANNUAL REPORT

TRAVELERS SERIES FUND INC.
AIM CAPITAL
APPRECIATION
PORTFOLIO

April 30, 1997

[LOGO] SMITH BARNEY MUTUAL FUNDS
       Investing for your future.
       Every day.

================================================================================
AIM CAPITAL APPRECIATION PORTFOLIO
================================================================================

DEAR SHAREHOLDER:

We are pleased to provide the semi-annual report of the Travelers Series Fund Inc. - AIM Capital Appreciation Portfolio covering the period ended April 30, 1997. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of performance and current holdings can be found in the appropriate sections that follow.

PORTFOLIO PERFORMANCE UPDATE

Since last year, large-company stocks have continued to outperform smaller-company stocks. The AIM Capital Appreciation Portfolio was bucking a market that continued to dote on large-company stocks. For the six months covered by this report, the Portfolio's total return was -1.76% versus the Lipper Mid-Cap Fund Index* total return of -1.78% over the same period. During the six months ended April 30, 1997, the Standard & Poor's 500 Composite Stock Index** generated a total return of 14.3%. In contrast, the Standard & Poor's Midcap 400 Index*** posted a total return of 6.4% and the Nasdaq Composite Index**** had a total return of 4.5%.

MARKET RECAP

During the reporting period, three factors shaped a difficult market environment for the AIM Capital Appreciation Portfolio:

1. The strong performance of large-cap stocks

   Market volatility, uneasiness about earnings trends and uncertainty about economic trends have driven many investors to the relative safety and liquidity of the stocks of big, predictable companies. It's a phenomenon often termed a "flight to quality." Historically, small-cap stocks have offered excellent returns for investors, but small-cap stocks tend to be more volatile than the stocks of most large, better-known corporations.

------------
*The unmanaged Lipper Mid-Cap Fund Index represents an average of the performance of mid-capitalization growth funds tracked by Lipper Analytical Services, Inc., a major fund tracking organization.

**The unmanaged Standard & Poor's Composite Index of 500 Stocks (S&P 500) is widely regarded by investors as representative of the stock market in general.

***The Standard & Poor's Midcap 400 (S&P 400) is an unmanaged index made up of the common stocks of approximately 400 mid-capitalization companies.

****The Nasdaq Composite Index is a group of more than 4,500 unmanaged over-the-counter securities widely regarded by investors to be representative of the small- and mid-sized company stock universe.

2. The narrowness of the stock market rise

   The performance of the major market indices has been driven by a comparatively few stocks. For example, during 1996 four stocks -- Microsoft, Intel, Cisco and Oracle -- accounted for 70% of the Nasdaq Index's return. (Intel alone represented 36% of the Nasdaq Index.) Such a narrow market tends to put a highly diversified fund such as the AIM Capital Appreciation Portfolio at a disadvantage because of its relatively small holdings of each stock.

3. Weakness in certain sectors where the Portfolio is heavily invested, particularly technology

   Technology and health care are two areas in which the Portfolio is overweighted compared to the benchmark S&P 400 Index. As of April 30, 1997, the technology sector represented about 25% of the Portfolio's holdings, whereas technology is only about 10% of the S&P 400. The health care sector represented about 15% of Portfolio holdings at the end of April, whereas health care makes up roughly 10% of the S&P 400.


PORTFOLIO'S INVESTMENT STRATEGY

Despite recent difficulties and potential uncertainty in the short run, the Portfolio's managers remain committed to technology as a high-growth sector over the long term. Technology has been the chief engine of economic expansion in the past few years, and, according to some estimates, generated up to one-third of all economic growth recently. In the opinion of the managers, the technology industry should remain the dominant economic force for the rest of the decade.

However, the managers have altered the composition of the Portfolio's technology holdings during the reporting period. Six months ago, computer networking stocks represented more than 5% of the Portfolio's net assets; that had been cut back to less than 2% by the close of the reporting period. The networking field has become more problematic as networking has become complex and the field increasingly competitive. For example, the stock of networking device maker 3COM was hard hit when this part of the technology sector fell out of favor. Moreover, the Portfolio has migrated into other areas of the technology sector. Holdings of semiconductor makers were up significantly during the six months under review. These companies are chiefly makers of high-value, noncommodity, specialized semiconductor products.

Health care stocks represent the Portfolio's second largest group of holdings. These stocks have been volatile as this dynamic industry sorts out its leaders and laggards. The managers have emphasized three major health care areas where there appears to be the attractive potential for earnings growth: hospitals (which are benefiting from ongoing consolidation efforts); assisted living facilities (because of their appeal to the elderly); and health maintenance organizations (HMOs) as these organizations continue to lead the efficiency drive in the industry and have recently improved their pricing structures.

The managers believe that when investor sentiment toward the technology and health care sectors becomes more favorable, the Portfolio's overweighted positions in these industries will be a decided advantage and should have a significantly positive impact on performance.

MARKET OUTLOOK

In the U.S., the economic fundamentals appear to be in place: moderate inflation (which dampens expectations of rising interest rates); an economy that continues to grow at a very healthy clip; and corporate earnings that have outstripped most analysts' forecasts for a record 17 quarters in a row.

After two extraordinary years in 1995 and 1996, the consensus expectation is for market performance to be closer to its historical norm of 9% or 10% total returns per year. Investors need to remember that 9% to 10% total returns per year from equities are substantial returns and well above the prevailing annual rate of inflation of about 3%. It's just that these historical returns may seem slim to many investors when compared to the recent past.

In closing, the Portfolio's managers remain confident about select small- and mid-sized company stocks. Many of their prices have been flat or have been pressured lower without regard for the higher potential for earnings growth projected by many analysts. That means that the AIM Capital Appreciation Portfolio is able to make stock selections as prices for many attractive companies are near their lowest for the year. In comparison, the prices for stocks in many large companies are at record levels despite slower projected growth rates for future earnings. When current concerns about the direction of the economy and interest rates subside, the market should return its valuation focus to growth potential -- a boost for stocks in faster-growing small- and mid-sized companies.

In fact, just after the reporting period drew to a close, the market recovered from the 9.8% decline it registered from mid-March through the middle of April and for the first time in a long time the stocks of smaller companies participated in the rally. While it is too early to declare that the corner has been turned, it is possible that the narrow market has begun to broaden.

Thank you for investing in the Travelers Series Fund Inc. - AIM Capital Appreciation Portfolio. We look forward to helping you to achieve your financial goals.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman

May 15, 1997

================================================================================
Historical Performance
================================================================================

                       Net Asset Value
                    ---------------------
                    Beginning       End      Income     Capital Gain     Total
Period Ended        of Period   of Period   Dividends   Distributions   Returns+
================================================================================
4/30/97             $   10.76   $   10.56   $    0.01   $   0.00          (1.76)%++
--------------------------------------------------------------------------------
10/31/96                10.00       10.76        0.01       0.00           7.71
--------------------------------------------------------------------------------
10/10/95*-10/31/95      10.00       10.00        0.00       0.00           0.00++
================================================================================
Total                                       $    0.02   $   0.00
================================================================================

IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS AND CAPITAL GAINS, IF ANY, ANNUALLY.

================================================================================
Average Annual Total Return+
================================================================================
Six Months Ended 4/30/97++                                               (1.76)%
--------------------------------------------------------------------------------
Year Ended 4/30/97                                                       (1.21)
--------------------------------------------------------------------------------
10/10/95* through 4/30/97                                                 3.70
================================================================================
================================================================================
Cumulative Total Return+
================================================================================
10/10/95* through 4/30/97                                                 5.82%
================================================================================

+  Assumes the reinvestment of all dividends and capital gain distributions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*  Commencement of operations.

================================================================================
Historical Performance (unaudited)
================================================================================

                  Growth of $10,000 Invested in Shares of the
          AIM Capital Appreciation Portfolio vs. Lipper Midcap Index+
--------------------------------------------------------------------------------
                          October 1995 -- April 1997

                           [LINE GRAPH APPEARS HERE]


                                AIM CAPITAL     LIPPER
Measurement period              APPRECIATION    MIDCAP
(Fiscal year Covered)           PORTFOLIO       INDEX
---------------------           ------------    ------
    10/10/95                    $ 10,000        $ 10,000
        1/96                    $  9,710        $ 10,517
        4/96                    $ 10,711        $ 11,648
        7/96                    $  9,720        $ 10,697
       10/96                    $ 10,771        $ 11,836
     4/30/97                    $ 10,582        $ 11,628


+ Hypothetical illustration of $10,000 invested in shares of the AIM Capital Appreciation Portfolio on October 10, 1995 (commencement of operations), assuming reinvestment of dividends and capital gains at net asset value through April 30, 1997. The Lipper Midcap Index is an index of widely held common stocks listed on the New York and American Stock Exchanges and over-the-counter markets. Figures for the Lipper Midcap Index include reinvestment of dividends. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

================================================================================
Schedule of Investments (unaudited)                             April 30, 1997
================================================================================

SHARES                           SECURITY                             VALUE
================================================================================
COMMON STOCKS -- 82.1%
================================================================================
Advertising -- 0.0%

     2,400     True North Communications, Inc.                   $   45,900
--------------------------------------------------------------------------------
Banking-- 1.7%
    10,200     Bank of Boston Corp.                                 742,050
    20,300     Capital One Financial Corp.                          733,337
    24,000     MBNA Corp.                                           792,000
     4,600     Washington Mutual Inc.*                              227,125
--------------------------------------------------------------------------------
                                                                  2,494,512
--------------------------------------------------------------------------------
Biotechnology -- 0.2%
      7,800    Biogen Inc.                                          249,600
--------------------------------------------------------------------------------
Broadcasting -- 0.3%
      4,300    American Radio Systems Corp.*                        125,775
     18,000    CanWest Global Communication Corp.                   240,750
      5,000    Chancellor Broadcasting Corp., Class A Shares*       140,000
--------------------------------------------------------------------------------
                                                                    506,525
--------------------------------------------------------------------------------
Commercial Services -- 1.3%
      3,900    Equity Corp. International                            83,850
      6,800    Paychex Inc.                                         318,325
     10,150    PMT Services Inc.                                    120,531
     38,400    Service Corp. International                        1,315,200
--------------------------------------------------------------------------------
                                                                  1,837,906
--------------------------------------------------------------------------------
Communications-Equipment and Software -- 0.3%
      9,000    DSP Communications Inc.                               71,437
      5,500    Gartner Group Inc., Class A Shares                   144,375
      7,077    Mark IV Industries Inc.                              164,540
      3,000    Storage Technology Corp.                             105,375
--------------------------------------------------------------------------------
                                                                    485,727
--------------------------------------------------------------------------------
Computers -- 6.3%
     18,400    Adaptec Inc.*                                        680,800
      4,000    Bisys Group Inc.*                                    128,000
     23,500    Cabletron Systems Inc.*                              810,750
     14,700    Compaq Computer Corp.*                             1,255,012
      5,200    Computer Science Corp.*                              325,000
      3,400    CSG Systems International Inc.                        60,350
     18,400    Dell Computer Corp.                                1,539,850
     23,600    EMC Corp.                                            858,450
      5,500    Gateway 2000 Inc.                                    301,813
      7,400    GTech Holdings Corp.*                                227,550
      9,846    HBO & Co.                                            526,761
     24,000    International Game Technology                        381,000
     15,500    Micron Electronics Inc.                              315,812
     46,600    Sun Microsystems Inc.*                             1,342,663
     16,400    Tech Data Corp.                                      401,800
--------------------------------------------------------------------------------
                                                                  9,155,611
--------------------------------------------------------------------------------
                      See Notes to Financial Statements.

================================================================================
Schedule of Investments (unaudited) (continued)                  April 30, 1997
================================================================================

SHARES                           SECURITY                             VALUE
================================================================================
Computer Software -- 8.8%
     15,300    Adobe Systems Inc.                               $   598,612
     11,300    Affiliated Computer Services, Inc., Class A
               Shares                                               293,800
     14,100    Baan Co., N.V.*                                      757,875
      5,000    BDM International Inc.                               116,250
     21,800    BMC Software Inc.                                    942,850
     22,175    Cadence Design Systems Inc.*                         709,600
      6,750    Computer Associates International Inc.               351,000
     20,200    Compuware Corp.*                                     762,550
      9,100    DST Systems Inc.*                                    258,212
      8,800    Electronics Arts Inc.*                               212,300
      3,600    Electronics for Imaging, Inc.                        141,300
      9,100    First Data Corp.                                     313,950
      3,000    HPR Inc.                                              42,375
      4,000    IDX Systems Corp.                                    119,000
     12,325    McAfee Associates Inc.*                              687,119
     13,200    Microsoft Corp.*                                   1,603,800
      8,300    National Data Corp.                                  311,250
     24,700    Network General Corp.*                               339,625
     17,750    Oracle Systems Corp.*                                705,563
     26,000    Parametric Technologies Corp.*                     1,176,500
     15,500    Physician Computer Network, Inc.*                     82,344
     24,600    Reynolds & Reynolds Co., Class A Shares              510,450
     21,285    Sterling Commerce Inc.*                              550,749
      4,700    Sterling Software Inc.*                              143,350
      4,600    Sungard Data Systems Inc.                            204,125
     21,900    Synopsys Inc.*                                       698,063
      2,700    Technomatrix Technology Inc.                          69,187
      4,650    Wind River Systems                                   106,950
--------------------------------------------------------------------------------
                                                                 12,808,749
--------------------------------------------------------------------------------
Consumer/Commercial Services -- 1.2%
      9,837    Accustaff Inc.*                                      179,525
      3,500    Central Garden & Pet Co.                              69,782
      9,800    Corning Inc.                                         472,850
      8,850    CUC International Inc.*                              186,956
      7,750    Stewart Enterprises Inc., Class A Shares             255,750
      9,300    Symbol Technologies Inc.                             301,087
      4,100    Tyco International Ltd.                              250,100
--------------------------------------------------------------------------------
                                                                  1,716,050
--------------------------------------------------------------------------------
Distribution -- 0.2%
     15,700    Ingram Micro Inc., Class A Shares                    357,175
--------------------------------------------------------------------------------
Diversified -- 0.2%
      4,700    Raychem Corp.                                        303,150
--------------------------------------------------------------------------------
Electrical Equipment -- 0.1%
      5,000    Methode Electronics Inc., Class A Shares              70,625
--------------------------------------------------------------------------------
                      See Notes to Financial Statements.

================================================================================
Schedule of Investments (unaudited) (continued)                  April 30, 1997
================================================================================

SHARES                           SECURITY                             VALUE
================================================================================
Electronics -- 3.4%
     18,400    Altera Corp.*                                     $  911,950
      2,500    Avnet Inc.                                           152,188
      9,600    Hewlett-Packard Co.                                  504,000
     18,000    KLA Instruments Corp.                                801,000
     12,000    Motorola Inc.                                        687,000
      3,000    Solectron Corp.*                                     172,124
      6,500    Tencor Instruments                                   288,438
     20,700    Teradyne Inc.                                        677,925
      8,300    Texas Instruments Inc.                               740,775
--------------------------------------------------------------------------------
                                                                  4,935,400
--------------------------------------------------------------------------------
Electronics-Semiconductors and Components -- 5.5%
     12,700    Advanced Micro Devices, Inc.                         539,750
     11,000    Analog Devices, Inc.                                 294,250
     15,700    Applied Materials, Inc.                              861,537
     10,000    Atmel Corp.                                          248,750
      5,600    Berg Electronics Corp.*                              168,000
      5,600    BMC Industries Inc.                                  162,400
      2,000    Intel Corp.                                          306,250
     17,800    LSI Logic Corp.                                      680,850
     15,600    Linear Technology Corp.                              783,900
     14,500    Maxim Integrated Products, Inc.                      766,688
     10,300    Micron Technology Inc.                               363,075
      1,500    Molex Inc.                                            43,500
     26,500    National Semiconductor Corp.                         662,500
      5,700    Novellus Systems Inc.                                329,175
      8,800    Perkin-Elmer Corp.                                   639,100
      2,500    SCI Systems Inc.*                                    154,375
      4,500    Vitesse Semiconductors Co.*                          141,750
     17,900    Xilinx Inc.                                          877,100
--------------------------------------------------------------------------------
                                                                  8,022,950
--------------------------------------------------------------------------------
Entertainment and Leisure Time -- 2.2%
     20,000    Choice Hotels International Inc.                     280,000
     13,500    Circus Circus Enterprise Inc.                        325,688
      7,800    Doubletree Corp.*                                    327,600
      9,000    HFS Inc.*                                            533,250
     19,100    Lowes Cos. Inc.                                      725,800
     10,800    MGM Grand Inc.                                       364,500
      6,900    Promus Hotel Corp.*                                  243,225
      6,300    Regal Cinemas Inc.                                   171,675
      4,600    Speedway Motorsports Inc.                             96,025
      2,700    Sun International Hotel Ltd. 82,012
--------------------------------------------------------------------------------
                                                                  3,149,775
--------------------------------------------------------------------------------
Fertilizers -- 0.2%
      8,000    IMC Global Inc.                                      295,000
--------------------------------------------------------------------------------
                      See Notes to Financial Statements.

================================================================================
Schedule of Investments (unaudited) (continued)                  April 30, 1997
================================================================================

SHARES                           SECURITY                             VALUE
================================================================================
Financial Services -- 3.6%
     10,950    Aames Financial Corp.*                            $  168,356
      6,200    American Express Co.                                 408,425
      9,500    Capmac Holdings Inc.                                 247,000
     24,300    Concord EFS Inc.                                     479,925
     12,600    Credit Acceptance Corp.*                             136,238
      4,800    Equifax Inc.                                         138,000
     25,700    Green Tree Financial Corp.                           761,362
      7,200    Household International Inc. 633,600
     11,300    Imperial Credit Industries, Inc.*                    164,556
     11,000    MGIC Investment Corp.                                893,750
      3,450    Southern Pacific Funding Corp.                        36,656
      4,500    Student Loan Marketing Association                   532,125
      6,900    SunAmerica, Inc.                                     317,400
     17,100    The Money Store Inc.                                 369,788
--------------------------------------------------------------------------------
                                                                  5,287,181
--------------------------------------------------------------------------------
Hospital Management -- 4.0%
      7,850    American Homepatient Inc.                            151,113
     23,700    Cardinal Health Inc.                               1,262,025
      6,900    Compdent Corp.                                       111,263
     11,200    FPA Medical Management Inc.                          182,000
     22,000    Humana Inc.                                          478,500
      7,500    Medpartners/Mullikin Inc.                            136,875
      3,600    Orthodontic Centers of America, Inc.                  43,200
      3,400    Pacificare Health Systems Inc., Class B Shares       272,850
     53,160    Tenet Healthcare Corp.                             1,382,160
     14,000    United Healthcare Corp.                              680,750
     14,300    Universal Health Services Inc., Class B Shares       541,612
     13,000    Wellpoint Health Networks, Inc.                      549,250
--------------------------------------------------------------------------------
                                                                  5,791,598
--------------------------------------------------------------------------------
Hospital Related -- 0.1%
      2,000    Curative Health Services, Inc.*                       47,250
      2,300    Rural/Metro Corp.                                     66,125
--------------------------------------------------------------------------------
                                                                    113,375
--------------------------------------------------------------------------------
Insurance -- 0.5%
     10,000    Conseco Inc.                                         413,750
      5,700    Providian Corp.                                      329,175
--------------------------------------------------------------------------------
                                                                    742,925
--------------------------------------------------------------------------------
Manufacturing -- 3.6%
      3,800    Ametek Inc.                                           85,025
     17,600    Harley-Davidson Inc.                                 695,200
      7,800    Hillenbrand Industries, Inc.                         335,400
     11,300    Lam Research Corp.                                   327,700
      9,300    Leggett & Platt Inc.                                 323,175
     24,550    Microchip Technology Inc.                            767,188

                      See Notes to Financial Statements.

================================================================================
Schedule of Investments (unaudited) (continued)                  April 30, 1997
================================================================================

SHARES                           SECURITY                             VALUE
================================================================================
Manufacturing -- 3.6% (continued)
      6,700    Oakley Inc.*                                      $   68,675
      5,300    Pentair Inc.                                         158,337
      2,800    Potash Corp. of Saskatchewan                         215,250
      5,500    Precision Castparts Corp.                            294,250
      1,400    SGS - Thomson Microelectronics N.V.                  109,725
     11,000    Smith International Inc.                             521,125
      6,600    Steris Corp.                                         216,150
     13,500    Thermo Electron Corp.                                465,750
      6,400    Thermo Instrument Systems, Inc.                      200,800
     10,400    Unifi, Inc.                                          322,400
      5,000    U.S. Industries Inc.*                                180,625
--------------------------------------------------------------------------------
                                                                  5,286,775
--------------------------------------------------------------------------------
Medical Equipment and Information Systems -- 0.7%
      5,600    Guidant Corp.                                        382,200
      8,100    Invacare Corp.                                       160,988
     12,000    U.S. Surgical Corp.                                  411,000
--------------------------------------------------------------------------------
                                                                    954,188
--------------------------------------------------------------------------------
Medical Products and Supplies -- 1.7%
      8,600    Boston Scientific Corp.                              414,950
      5,800    Dentsply International Inc.                          287,100
     11,000    Gulf South Medical Supply Inc.                       156,750
     36,500    Omnicare Inc.                                        889,687
     20,900    Sybron International Corp.                           694,925
--------------------------------------------------------------------------------
                                                                  2,443,412
--------------------------------------------------------------------------------
Medical Services -- 6.3%
     10,000    Amgen Inc.                                           588,750
     28,100    Columbia HCA Healthcare Corp.                        983,500
      7,100    Express Scripts Inc., Class A Shares                 260,925
      6,900    Genesis Health Ventures Inc.*                        206,138
     18,750    Health Care & Retirement Inc.                        592,969
     37,750    Health Management Associates Inc., Class A Shares  1,009,813
      5,000    Healthcare Compare Corp.                             216,875
     67,200    Healthsouth Corp.                                  1,327,200
     11,750    Jones Medical Industries Inc.                        414,187
     10,500    Lincare Holdings Inc.*                               412,125
      8,100    Multicare Cos. Inc.                                  150,862
      3,000    Occusystems Inc.*                                     61,875
     17,700    Oxford Health Plans, Inc.                          1,165,988
     11,450    Phycor Inc.                                          304,856
      8,100    Physician Sales & Service, Inc.                      117,450
     10,600    Quorum Health Group Inc.                             329,925
     10,500    Total Renal Care Holdings, Inc.                      337,312
      2,000    Transition Systems Inc.                               24,000
     14,000    Vencor Inc.                                          582,750
--------------------------------------------------------------------------------
                                                                  9,087,500
--------------------------------------------------------------------------------
                      See Notes to Financial Statements.

================================================================================
Schedule of Investments (unaudited) (continued)                  April 30, 1997
================================================================================

SHARES                           SECURITY                             VALUE
================================================================================
Miscellaneous -- 0.3%
      7,700    Fiserv Inc.                                       $  290,675
     13,000    Sybase Inc.                                          191,750
--------------------------------------------------------------------------------
                                                                    482,425
--------------------------------------------------------------------------------
Office Equipment, Products and Supplies -- 1.9%
      6,200    Avery Dennison Corp.                                 227,850
     20,000    Danka Business Systems Corp.                         611,250
      6,300    Global Direct Mail Corp.*                            111,038
     12,000    Security Dynamics Tech Inc.                          303,000
     42,050    Staples Inc.*                                        756,900
     26,000    Viking Office Products Inc.*                         354,250
      6,500    Xerox Corp.                                          399,750
--------------------------------------------------------------------------------
                                                                  2,764,038
--------------------------------------------------------------------------------
Oil and Gas -- 3.6%
      5,800    BJ Services Co.                                      273,325
     18,300    Baker Hughes Inc.                                    631,350
      7,700    Burlington Resources Inc.                            326,288
     11,700    Camco International Corp.                            519,188
      6,300    Cooper Cameron Corp.                                 448,875
     20,600    Elan Corp. PLC ADR                                   700,400
      4,000    Energy Ventures Inc.                                 267,500
     10,700    Ensco International Inc.*                            508,250
     25,000    Global Marine Inc.*                                  503,125
      5,000    Pennzoil Co.                                         246,250
     11,100    Pride Petroleum Services Inc.                        191,475
     14,000    Rowan Cos., Inc.*                                    252,000
     16,500    Santa Fe Energy Resources, Inc.                      233,062
      3,200    Veritas DGC Inc.                                      61,600
--------------------------------------------------------------------------------
                                                                  5,162,688
--------------------------------------------------------------------------------
Oil and Gas Drilling -- 1.5%
      9,100    Diamond Offshore Drilling Inc.                       585,812
     10,000    Falcon Drilling Co. Inc.                             382,500
      6,000    Halliburton Co.                                      423,750
     31,600    Marine Drilling Co. Inc.                             497,700
     12,000    Nabors Industries Inc.                               225,000
--------------------------------------------------------------------------------
                                                                  2,114,762
--------------------------------------------------------------------------------
Pharmaceuticals -- 0.8%
      8,500    Dura Pharmaceuticals, Inc.*                          246,500
      6,000    Forest Labs Inc.                                     204,750
      3,000    Parexel International Corp.*                          84,000
      9,400    Quintiles Transnational Corp.*                       478,225
      2,600    Teva Pharmaceutical Corp.*                           131,950
--------------------------------------------------------------------------------
                                                                  1,145,425
--------------------------------------------------------------------------------
Publishing -- 0.1%
      2,200    Times Mirror Co., Class A Shares                     121,550
--------------------------------------------------------------------------------
                      See Notes to Financial Statements.

================================================================================
Schedule of Investments (unaudited) (continued)                  April 30, 1997
================================================================================

SHARES                           SECURITY                             VALUE
================================================================================
Restaurants -- 1.9%
     11,000    Apple South Inc.*                                 $  143,000
     11,000    Applebees International Inc.                         257,125
     16,000    Cracker Barrel Old Country Store Inc.                428,000
     12,600    Lonestar Steakhouse Inc.*                            248,850
     10,700    Outback Steakhouse Inc.*                             209,987
      8,800    Planet Hollywood International Inc.*                 161,700
     25,500    Safeway Inc.*                                      1,137,938
      6,000    Starbucks Corp.*                                     179,250
--------------------------------------------------------------------------------
                                                                  2,765,850
--------------------------------------------------------------------------------
Retail -- 11.1%
     15,900    American Stores Co.                                  723,450
     12,600    Bed Bath & Beyond Inc.*                              344,925
     11,550    CDW Computers Centers Inc.                           554,400
     35,700    Comp USA Inc.*                                       687,225
     26,575    Consolidated Stores Corp.*                         1,063,000
     19,650    Covance Inc.                                         289,837
     20,600    Dayton-Hudson Corp.                                  927,000
     13,125    Dollar General Corp.                                 415,078
      6,500    Dollar Tree Store Inc.*                              256,750
      8,400    Fred Meyer Inc.*                                     345,450
      5,700    Gap Inc.                                             181,688
     21,400    General Nutrition Cos.                               460,100
      5,700    Gucci Group NV                                       395,437
      1,100    Home Depot, Inc.                                      63,800
     14,200    Jones Apparel Group Inc.                             592,850
      8,300    Kohl's Corp.*                                        405,662
     24,400    Kroger Co.                                           671,000
     13,200    Liz Clairborne Inc.                                  597,300
     12,800    Micro Warehouse Inc.*                                220,800
     17,400    Nautica Enterprises Inc.*                            384,975
     16,200    Nine West Group Inc.*                                641,925
      8,200    Pep Boys - Manny, Moe & Jack                         267,525
     10,000    Petco Animal Supplies Inc.*                          213,750
     19,400    PETsMART Inc.*                                       326,162
     11,000    Quality Food Centers Inc.                            441,375
     10,400    Revco D.S. Inc.                                      452,400
     10,200    Rexall Sundown Inc.                                  202,725
      9,375    Rite Aid Corp.                                       431,250
      9,200    Ross Stores Inc.                                     258,750
      3,200    Saks Holdings, Inc.                                   61,200
      8,200    The Finish Line, Class A Shares                       84,563
     15,650    The Men's Wearhouse, Inc.                            389,294
     16,150    The Sports Authority Inc.*                           286,663
     11,000    Tiffany & Co.                                        435,875
      6,800    TJX Cos., Inc.                                       321,300
     15,000    Tommy Hilfiger Corp.*                                596,250

                      See Notes to Financial Statements.

================================================================================
Schedule of Investments (unaudited) (continued)                  April 30, 1997
================================================================================

SHARES                           SECURITY                             VALUE
================================================================================
Retail -- 11.1% (continued)
     24,400    Toys "R" Us Inc.                                 $   695,400
      3,900    Williams-Sonoma Inc.*                                120,900
      6,250    Wolverine Worldwide Inc.                             251,563
--------------------------------------------------------------------------------
                                                                 16,059,597
--------------------------------------------------------------------------------
Telecommunications -- 5.5%
      2,700    ACC Corp.                                             42,863
     32,900    ADC Telecommunications Inc.*                         859,513
     24,525    Andrew Corp.*                                        606,993
     13,800    Aspect Telecommunications Corp.                      244,950
      9,700    Billing Information Concepts                         231,588
      5,000    Cincinnati Bell Inc.                                 280,000
     15,200    Clear Channel Communications, Inc.                   737,200
     25,000    Ericsson LM Telephone ADR                            840,625
     10,200    Jacor Communications Inc.                            286,875
     10,500    Lucent Technologies Inc.                             620,813
     22,000    Newbridge Networks Corp.                             698,500
      6,700    Northern Telecom Ltd.                                486,587
      6,500    Paxson Communications Corp.                           65,000
      5,000    Qualcomm Inc.                                        233,750
     23,900    Tellabs Inc.                                         953,013
      3,000    U.S. Long Distance Corp.                              36,375
     17,500    Varco International Inc.                             402,500
     15,800    Worldcom Inc.                                        379,200
--------------------------------------------------------------------------------
                                                                  8,006,345
--------------------------------------------------------------------------------
Telecommunications Equipment -- 1.4%
      4,100    ACT Networks Inc.                                     55,350
      8,700    Ascend Communications Inc.                           398,025
     22,700    DSC Communications Corp.                             462,512
     12,600    Nokia Corp. ADR                                      814,275
     13,000    Pairgain Technologies Inc.                           338,000
--------------------------------------------------------------------------------
                                                                  2,068,162
--------------------------------------------------------------------------------
Transportation-Miscellaneous -- 0.3%
      4,500    Airnet Systems Inc.*                                  69,750
     10,000    CNF Transportation Inc.                              297,500
      4,100    US Freightways Corp.*                                110,700
--------------------------------------------------------------------------------
                                                                    477,950
--------------------------------------------------------------------------------
Utilities -- 0.3%
      6,500    AES Corp.                                            424,125
--------------------------------------------------------------------------------
                      See Notes to Financial Statements.

================================================================================
Schedule of Investments (unaudited) (continued)                  April 30, 1997
================================================================================

SHARES                           SECURITY                             VALUE
================================================================================
Waste Management -- 1.0%
     17,100    United Waste Systems Inc.                       $    560,025
     14,000    US Filter Corp.                                      425,250
     15,700    U.S.A. Waste Service Inc.*                           529,876
--------------------------------------------------------------------------------
                                                                  1,515,151
--------------------------------------------------------------------------------
               TOTAL COMMON STOCKS
               (Cost -- $111,551,243)                           119,249,677
================================================================================
      FACE
     AMOUNT                       SECURITY                          VALUE
================================================================================
SHORT-TERM INVESTMENTS -- 17.9%

$ 4,065,000      U.S. Treasury Bill 5.01% due 6/26/97++            4,033,320
  2,635,000      U.S. Treasury Bill 5.08% due 6/26/97++            2,614,178
  7,013,000      U.S. Treasury Bill 5.19% due 6/26/97++            6,956,381
 12,355,000      Federal Home Loan Mortgage Corp.
                 Discount Notes 5.28% due 5/1/97                  12,355,000
--------------------------------------------------------------------------------
               TOTAL SHORT-TERM INVESTMENTS
               (Cost -- $25,958,879)                              25,958,879
================================================================================
               TOTAL INVESTMENTS -- 100%
               (Cost -- $137,510,122**)                         $145,208,556
================================================================================
*      Non-income producing security
++     Security segregated by Custodian for open futures contracts commitments.
**     Aggregate cost for Federal income tax purposes is substantially the same.



                      See Notes to Financial Statements.

================================================================================
Statement of Assets and Liabilities (unaudited)                   April 30, 1997
================================================================================

ASSETS:
 Investments, at value (Cost -- $111,551,243)                       $119,249,677
 Short-term investments, at value (Cost -- $25,958,879)               25,958,879
 Receivable for securities sold                                          994,980
 Receivable from broker -- variation margin                               43,500
 Dividends receivable                                                     27,433
--------------------------------------------------------------------------------
Total Assets                                                         146,274,469
--------------------------------------------------------------------------------
LIABILITIES:
 Payable for securities purchased                                        539,244
 Management fees payable                                                  90,898
 Accrued expenses                                                         51,695
--------------------------------------------------------------------------------
        Total Liabilities                                                681,837
--------------------------------------------------------------------------------
Total Net Assets                                                    $145,592,632
================================================================================
NET ASSETS:
 Par value of capital shares                                        $        138
 Capital paid in excess of par value                                 143,287,518
 Undistributed net investment income                                     202,249
 Accumulated net realized loss from
  security transactions and futures contracts                         (5,398,909)
 Net unrealized appreciation of investments
  and futures contracts                                                7,501,636
--------------------------------------------------------------------------------
Total Net Assets                                                    $145,592,632
================================================================================
Shares Outstanding                                                    13,781,686
--------------------------------------------------------------------------------
Net Asset Value                                                           $10.56
--------------------------------------------------------------------------------

                      See Notes to Financial Statements.

================================================================================
Statement of Operations (unaudited)
================================================================================

FOR THE SIX MONTHS ENDED APRIL 30, 1997

INVESTMENT INCOME:
  Interest                                                          $    543,690
  Dividends (net of foreign withholding tax of $20,009)                  246,400
--------------------------------------------------------------------------------
  Total Investment Income                                                790,090
--------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 2)                                               538,905
  Shareholder communications                                              13,740
  Registration fees                                                       10,000
  Custody                                                                  9,421
  Audit and legal                                                          7,910
  Shareholder and system servicing fees                                    2,809
  Directors' fees                                                          2,806
  Other                                                                    1,486
  Total Expenses                                                         587,077
Net Investment Income                                                    203,013
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FUTURES CONTRACTS (NOTES 3 AND 6):
   Realized Gain (Loss) From:
     Security transactions (excluding short-term securities)          (2,306,935)
     Futures contracts                                                 1,099,490
--------------------------------------------------------------------------------
Net Realized Loss                                                     (1,207,445)
--------------------------------------------------------------------------------
 Change in Net Unrealized Appreciation of
  Investments and Futures Contracts:
  Beginning of period                                                 10,245,486
  End of period                                                        7,501,636
--------------------------------------------------------------------------------
  Decrease in Net Unrealized Appreciation                             (2,743,850)
--------------------------------------------------------------------------------
Net Loss on Investments and Futures Contracts                         (3,951,295)
--------------------------------------------------------------------------------
Decrease in Net Assets From Operations                              $ (3,748,282)
================================================================================

                      See Notes to Financial Statements.

================================================================================
Statements of Changes in Net Assets
================================================================================

For the Six Months Ended April 30, 1997 (unaudited) and the Year Ended October 31, 1996

                                                                      1997           1996
==========================================================================================
OPERATIONS:
  Net investment income                                        $    203,013   $    141,502
  Net realized loss                                              (1,207,445)    (4,183,860)
  Increase (decrease) in net unrealized appreciation             (2,743,850)    10,255,923
------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations              (3,748,282)     6,213,565
------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                           (128,125)       (27,358)
------------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                                 (128,125)       (27,358)
------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
   Net proceeds from sale of shares                              37,565,592    100,074,364
   Net asset value of shares issued for                             128,125         27,358
    reinvestment of dividends
   Cost of shares reacquired                                     (1,129,348)    (1,465,966)
------------------------------------------------------------------------------------------
   Increase in Net Assets From Fund Share Transactions           36,564,369     98,635,756
------------------------------------------------------------------------------------------
Increase in Net Assets                                           32,687,962    104,821,963
NET ASSETS:
 Beginning of period                                            112,904,670      8,082,707
------------------------------------------------------------------------------------------
 End of period*                                                $145,592,632   $112,904,670
==========================================================================================
* Includes undistributed net investment income of:                 $202,249       $127,361
==========================================================================================

                      See Notes to Financial Statements.

================================================================================
Notes to Financial Statements (unaudited)
================================================================================

1. SIGNIFICANT ACCOUNTING POLICIES

   The AIM Capital Appreciation Portfolio ("Portfolio") is a separate investment portfolio of the Travelers Series Fund Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this portfolio and eleven other separate investment portfolios: Smith Barney Income and Growth, Alliance Growth, Van Kampen American Capital Enterprise, Smith Barney International Equity, Smith Barney Pacific Basin, TBC Managed Income, Putnam Diversified Income, GT Global Strategic Income, Smith Barney High Income, MFS Total Return and Smith Barney Money Market Portfolios. Shares of the Fund are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate semi-annual reports.

   The significant accounting policies followed by the Portfolio are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government agencies and obligations are valued at the mean between the bid and ask prices; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) interest income is recorded on an accrual basis; (e) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) the accounting records of the Portfolio are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (h) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared.

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

  Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

  2. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATED PERSONS

  Travelers Investment Adviser, Inc. ("TIA"), acts as investment manager of the Fund. The Portfolio pays TIA a management fee calculated at an annual rate of 0.80% on the average daily net assets. This fee is calculated daily and paid monthly.

  TIA has entered into a sub-advisory agreement with AIM Capital Management, Inc. ("AIM"). Pursuant to the sub-advisory agreement, AIM is responsible for the day-to-day portfolio operations and investment decisions and is compensated for such service at the annual rate of 0.375% of the Portfolio's average daily net assets. TIA pays this fee to AIM on a monthly basis.

  TIA has entered into a sub-administrative services agreement with Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"). TIA pays SBMFM, as sub-administrator, a fee calculated at an annual rate of 0.10% of the Portfolio's average daily net assets.

  Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Fund shares and primary broker for its portfolio agency transactions. For the six months ended April 30, 1997, SB received brokerage commissions of $498.

  All officers and one Director of the Fund are employees of SB.

  3. INVESTMENTS

  During the six months ended April 30, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                          $58,534,965
--------------------------------------------------------------------------------
Sales                                                               31,940,673
================================================================================

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

  At April 30, 1997, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $15,260,277
Gross unrealized depreciation                                       (7,561,843)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $ 7,698,434
================================================================================

  4. CAPITAL LOSS CARRYFORWARD

  At October 31, 1996, the Portfolio had, for Federal income tax purposes, approximately $3,814,000 of capital loss carryforwards available to offset any future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on October 31 of the year indicated:


                                                       2003           2004
================================================================================
Carryforward Amounts                                 $1,000     $3,813,000
================================================================================

  5. LENDING OF PORTFOLIO SECURITIES

  The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations, and receives a lender's fee, which is shared 60% by the Portfolio and 40% by the custodian. Fees earned by the Portfolio on securities lending are recorded as interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary between 2% and 5% depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses on the investment of amounts received as collateral.

   As of April 30, 1997, there were no securities on loan.

  6. FUTURES CONTRACTS

  Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

   At April 30, 1997, the Portfolio had the following open futures contracts:


                           Expiration   # of      Basis        Market       Unrealized
Futures contracts to buy   Month/Year Contracts   Value        Value           Loss
======================================================================================
S&P 500 Index                6/97        10   $ 4,065,148   $ 4,014,000    $ (51,148)
S&P 500 Index                6/97         8     3,257,400     3,211,200      (46,200)
S&P 500 Index                6/97         6     2,468,100     2,408,400      (59,700)
S&P 500 Index                6/97         5     2,046,750     2,007,000      (39,750)
-------------------------------------------------------------------------------------
Total                                         $11,837,398   $11,640,600    $(196,798)
=====================================================================================

   7. OPTIONS CONTRACTS

   When a Portfolio writes a covered call option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When written index options are exercised, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price.

   During the period ended April 30, 1997, the Portfolio did not write any covered call options.

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

   8. CAPITAL SHARES

   At April 30, 1997, the Fund had six billion shares of capital stock authorized with a par value of $0.00001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and distributions made by the Portfolio.

   Transactions in shares of the Portfolio were as follows:

                                      Six Months Ended     Year Ended
                                       April 30, 1997   October 31, 1996
========================================================================
Shares sold                              3,385,319          9,823,048
Shares issued on reinvestment               11,595              2,850
Shares redeemed                           (106,007)          (143,288)
------------------------------------------------------------------------
Net Increase                             3,290,907          9,682,610
========================================================================

================================================================================
Financial Highlights
================================================================================

For a share of capital stock outstanding throughout each period:

                                                        1997(1)        1996(2)       1995(2)(3)
===============================================================================================
Net Asset Value, Beginning of Period                   $10.76           $10.00          $10.00
-----------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income(4)                               0.01             0.02            0.02
  Net realized and unrealized gain (loss)               (0.20)            0.75           (0.02)
-----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                     (0.19)            0.77            --
-----------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                 (0.01)           (0.01)           --
-----------------------------------------------------------------------------------------------
Total Distributions                                     (0.01)           (0.01)           --
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $10.56           $10.76          $10.00
-----------------------------------------------------------------------------------------------
Total Return                                            (1.76)++          7.71%           0.00%++
-----------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                     $145,593         $112,905          $8,083
-----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(4)                                            0.87%+           0.96            1.00%+
  Net investment income                                  0.30+            0.22            4.07+
-----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                    28%              44%              6%
-----------------------------------------------------------------------------------------------
Average commissions per share
 paid on equity transactions                            $0.06            $0.06           $0.06
===============================================================================================

(1) For the six months ended April 30, 1997 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3) For the period from October 10, 1995 (commencement of operations) to October 31, 1995.
(4) The Manager waived all of its fees and reimbursed expenses of $13,456 for the period ended October 31, 1995. If such fees were not waived, the per share effect on net investment income would have been a decrease of $0.03 and the expense ratio would have been 5.95% (annualized).
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

Travelers Series
Fund Inc.


DIRECTORS

Victor K. Atkins
A.E. Cohen
Robert A. Frankel
Rainer Greeven
Susan M. Heilbron
Heath B. McLendon, Chairman
James M. Shuart


OFFICERS

Heath B. McLendon
Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

John C. Bianchi
Vice President

James B. Conheady
Vice President

Martin Hanley
Vice President

Jeffrey J. Russell
Vice President

Bruce D. Sargent
Vice President

Phyllis Zahorodny
Vice President

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary


SMITH BARNEY
---------------------------------
a Member of TravelersGroup[LOGO]


INVESTMENT MANAGER

Travelers Investment Adviser, Inc.


DISTRIBUTOR

Smith Barney Inc.


CUSTODIAN

PNC Bank, N.A.


ANNUITY ADMINISTRATION

Travelers Annuity Investor Services
5 State House Square
1 Tower Square
Hartford, CT 06183


This report is submitted for the general information of the shareholders of the Travelers Series Fund Inc. -- AIM Capital Appreciation Portfolio. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Portfolio, which contains information concerning the Portfolio's investment policies and expenses as well as other pertinent information.


TRAVELERS SERIES FUND INC.
388 Greenwich Street
New York, New York 10013


IN0806 6/97